UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Peter V. Bonanno, Esq.	Geoffrey R.T. Kenyon, Esq.
Goldman, Sachs & Co.	Dechert LLP
200 West Street	200 Clarendon Street
New York, New York 10282	27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2012

Structured Domestic Equity Funds
Balanced
Structured Large Cap Growth
Structured Large Cap Value
Structured Small Cap Equity
Structured Small Cap Growth
Structured Small Cap Value
Structured U.S. Equity

Goldman Sachs Structured Domestic Equity Funds

■	BALANCED

■	STRUCTURED LARGE CAP GROWTH

■	STRUCTURED LARGE CAP VALUE

■	STRUCTURED SMALL CAP EQUITY

■	STRUCTURED SMALL CAP GROWTH

■	STRUCTURED SMALL CAP VALUE

■	STRUCTURED U.S. EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	3

Investment Process — Balanced Fund	6

Portfolio Management Discussion and Performance Summaries — Balanced Fund	7

Investment Process — Structured Domestic Equity Funds	14

Portfolio Management Discussion and Performance Summaries — Structured Domestic Equity Funds	15

Schedules of Investments	45

Financial Statements	86

Financial Highlights	94

Notes to Financial Statements	108

Other Information	135

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Balanced Fund invests in equity investments considered to have capital appreciation and/or dividend-paying ability and also invests in fixed income securities. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund’s balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.

Effective after the close of business on June 29, 2012, the Fund’s name will change to “Goldman Sachs Income Builder Fund.” Also effective after the close of business on June 29, 2012, the Fund will seek to provide income through investments in fixed income securities (bonds) and high dividend paying equities, preferred equities, and other similar securities (stocks), and will seek to provide capital appreciation primarily through equity securities. In addition to the risks listed above, the Fund’s investments will be subject to risks associated with non-investment grade fixed income securities, derivatives, REITs and master limited partnerships (“MLPs”). High yield, lower rated securities involve greater price volatility and present greater risks, including greater liquidity risk, than higher rated fixed income securities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Investments in MLPs are subject to certain risks, including risks related to limited control and limited rights to vote, potential conflicts of interest, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to force sales at undesirable times or prices.

The Goldman Sachs Structured Large Cap Growth Fund invests primarily in a broadly diversified portfolio of equity investments in large-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative” and “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs Structured Large Cap Value Fund invests primarily in a diversified portfolio of equity investments in large-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative” and “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

The Goldman Sachs Structured Small Cap Equity Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs Structured Small Cap Growth Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers that are traded in the U.S. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative” and “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs Structured Small Cap Value Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers that are traded in the U.S. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative” and “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs Structured U.S. Equity Fund invests primarily in a diversified portfolio of equity investments in U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/ or general economic conditions. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

MARKET REVIEW

Goldman Sachs Structured Domestic Equity Funds

Market Review

The performance of the U.S. stock and bond markets fluctuated during the six-month period ended April 30, 2012 (the “Reporting Period”).

At the beginning of the Reporting Period in November 2011, risk appetite was low, primarily because of concerns about Europe’s financial situation. One of the biggest worries was the health of the European banking system. European banks needed to refinance large amounts of debt, but many investors were focused on reducing exposure to Europe and were reluctant to lend to European banks. As a result, there was the risk of a crisis in Europe’s financial system that could have had significant negative effects on economic growth and asset valuations globally.

Against this backdrop, investors bought U.S. Treasury securities as a safe haven and reduced their exposure to corporate bonds and riskier fixed income securities, which generally trade at a yield premium (or “spread”) over U.S. Treasuries. Meanwhile, the performance of the U.S. equity market was virtually flat in November as some improving economic indicators were offset by other challenges, including the downgrades by Standard & Poor’s of several large banks and the Congressional budget-deficit supercommittee’s failure to come to agreement on spending cuts.

In December, the European Central Bank (“ECB”) announced two long-term refinancing operations (“LTROs”) that would provide unlimited three-year loans to banks in exchange for collateral. The ECB’s announcement, along with other central bank policies designed to ease strains in the global financial system, significantly reduced market concerns about Europe’s banking system and helped to drive a rebound in riskier fixed income asset classes even as U.S. Treasury yields continued to decline. U.S. stocks rallied broadly as risk appetite improved.

Gains extended through March as investors became less worried about Europe and more optimistic about the U.S. economic outlook. Economic data reports were consistently better than expected, highlighted by a string of strong payroll reports. In February, fourth-quarter 2011 U.S. Gross Domestic Product (“GDP”) growth was revised up to 3%, and the Dow Jones Industrial Average closed above 13,000 for the first time since May 2008, while the NASDAQ made a new 11-year high. U.S. banks showed the biggest quarterly increase in lending in four years, while losses from loans fell to the lowest level since early 2008.

In April, the performance of stocks and riskier fixed income asset classes reversed amid questions about the strength of the U.S. economic recovery and increasing political uncertainty in Europe. The U.S. labor market appeared to lose some momentum in April, as jobless claims increased for several weeks in a row, suggesting that some of the stronger job reports from earlier in 2012 might have been boosted by the mild winter. The government’s estimate of first-quarter 2012 U.S. GDP was also lower than expected at 2.2%. However, April’s housing market data showed some signs of stabilization, and consumer confidence modestly increased. In Europe, economic data began to deteriorate sharply, reigniting concerns about debt sustainability in countries with substantial debt and low or negative economic growth.

MARKET REVIEW

Equity Markets

Overall, U.S. stocks recorded strong gains during the Reporting Period. Large-cap stocks outperformed small-cap stocks, primarily in the information technology sector. The S&P® 500 Index, a measure of large-cap stocks, returned 12.77%, while the Russell 2000® Index, which measures the small-cap universe, rose 11.02%. All 10 sectors in the S&P 500 index were up, with consumer discretionary (+17.99%) and information technology (+16.23%) posting the strongest results. The information technology sector was also the largest contributor (measured by weight times total return) to S&P 500 Index returns. Across the capitalization spectrum, growth-oriented stocks outperformed value-oriented stocks, primarily due to the strong performance of growth-oriented information technology stocks. The Russell 1000® Growth Index, representing large-cap growth stocks, gained 14.13% during the Reporting Period, outperforming the Russell 1000® Value Index, representing large-cap value stocks, which was up 11.62%.

Fixed Income Markets

For the Reporting Period overall, the fixed income markets generated positive results. In November, as investors flocked to perceived safe havens, U.S. Treasuries significantly outperformed investment grade corporate bonds and riskier asset classes. The Barclays U.S. Corporate Index, representing investment grade corporate bonds, underperformed U.S. Treasuries by 2.88% during November. As the ECB became more aggressive in its monetary policy, demand for U.S. Treasuries declined, and riskier fixed income asset classes performed well between December 2011 and March 2012. As U.S. Treasury prices fell, the yield on a 10-year U.S. Treasury note rose from 1.88% on December 31, 2011 to a high of almost 2.40% during March 2012. The Barclays U.S. Corporate Index outperformed U.S. Treasuries in the first calendar quarter by 3.78%, and the Barclays U.S. Corporate High Yield Index, representing the U.S. high yield bond market, outperformed U.S. Treasuries by 5.91%. In April, as U.S. economic data weakened and the situation in Europe deteriorated, U.S. Treasuries rallied and riskier asset classes declined slightly. The Barclays U.S. Corporate Index underperformed U.S. Treasuries during April by 0.48%, while the Barclays U.S. Corporate High Yield Index underperformed U.S. Treasuries by only 0.05%.

Looking Ahead

Equity Markets

We continue to believe that less expensive stocks are likely to outpace more expensive stocks. In addition, we expect stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals, and improve our trading execution as we seek to provide the most value to our shareholders.

MARKET REVIEW

Fixed Income Markets

At the beginning of the Reporting Period, we had thought the risks to U.S. economic growth were tilted to the downside, primarily due to the effect that sovereign debt turmoil in Europe was having on U.S. financial conditions. However, U.S. financial conditions eased significantly during the first months of 2012, and thus at the end of the Reporting Period, we believed the risks to our above-consensus forecast of 2.5% growth in the U.S. economy for calendar 2012 were more balanced and perhaps even tilted to the upside.

The primary reason we were more optimistic about U.S. economic growth at the end of the Reporting Period than we were just a few months prior was that easier financial conditions had been accompanied by relatively steady improvement in economic data. Of course, the U.S. economy also appeared to have upward momentum in early 2011 only to falter as oil prices rose and confidence declined amid the sovereign debt situation in Europe and the U.S. debt ceiling debate. However, we think the U.S. was in a better position at the end of April 2012 than it was in early 2011. First, the decline in unemployment suggests to us that the U.S. economic recovery is on firmer footing. Second, the U.S. should be somewhat insulated from higher oil prices due to the drop in domestic natural gas prices. Third, the ECB’s willingness to be aggressive in preventing sovereign debt challenges from spilling over into the banking system should remove some of the contagion threat that worried financial markets in 2011.

Despite the positive supporting factors for our near-term view, we remained at the end of the Reporting Period somewhat cautious on the U.S. outlook over the longer term due mainly to the potential for rising interest rates and tighter fiscal policy. We believe rising interest rates could become a headwind for the U.S. if the economy continues to grow and inflation expectations begin to rise. While we see higher rates primarily as a longer-term risk, stronger economic growth data had already led to a rise in market-implied inflation expectations by the end of the Reporting Period, and interest rates had already risen from their lows. Similarly, we think fiscal policy is unlikely to derail growth or financial markets in the near term. U.S. fiscal policy could subtract more than 2.5 percentage points from economic growth in 2013. We believe policymakers will likely try to reduce the fiscal drag scheduled for next year but are unlikely to focus on this effort until after the presidential election in November. As a result, we do not expect major debates about fiscal policy in the near term, but we see the potential for difficult negotiations in December that could weigh on market confidence.

In our view, the longer-term outlook for the U.S. economy may depend on how much momentum the economy is able to sustain heading into 2013. If the U.S. is able to avoid another slowdown this year, we think the U.S. economy could get an additional boost in 2013 from the housing market, which appears to be close to a bottom. We also see some long-term upward potential in the so-called “manufacturing renaissance” in the U.S., which is being driven by a combination of cheap natural gas, declining U.S. wages, a less-strong U.S. dollar and the relatively flexible corporate and labor market structures in the U.S.

GOLDMAN SACHS BALANCED FUND

What Differentiates Goldman Sachs’

Balanced Fund Investment Process?

The Balanced Fund invests in a diversified investment portfolio through an asset allocation process of strategically selecting different asset classes — such as stocks and bonds. The Fund then adjusts its holdings over time. Goldman Sachs’ approach to asset allocation combines our global presence, market knowledge and risk management expertise.

The Goldman Sachs Balanced Fund provides exposure to the wealth-building opportunities of stocks and the regular income potential of bonds.

Fully invested, well-diversified portfolio that:

■	Maintains style, sector, risk and capitalization characteristics similar to the benchmark.
■	Offers broad access to a clearly defined equity universe.
■	Aims to generate equity income that is consistent and repeatable.

In quantitative investing, we have a systematic and disciplined approach to investing. We have developed our own process-specific daily risk model that evaluates risk for more than 10,000 U.S. stocks daily. Our portfolio construction process uses this model in its attempt to manage and allocate portfolio risk.

In fixed income investing, we believe that a total return investment philosophy provides the most complete picture of performance. We emphasize fundamental credit expertise. Our group scrutinizes factors that could impact a bond’s performance over time — similar to the evaluation of company stocks. Additionally, we identify, monitor and measure a fund’s risk profile.

The Fund’s portfolio comprises the ideas of two experienced Goldman Sachs investment groups:

Global Quantitative Investment Strategies Group: A group of investment professionals with over 17 years of investment experience and a strong commitment to quantitative research.

Global Fixed Income Group: Broad, deep capabilities across global fixed income markets, with a total return investment philosophy.

PORTFOLIO RESULTS

Goldman Sachs Balanced Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team (the “Team”) and the Goldman Sachs Fixed Income Investment Management Team discuss the Goldman Sachs Balanced Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, B, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 8.15%, 7.76%, 7.75%, 8.39% and 8.29%, respectively. These returns compare to the 12.77%, 2.44% and 8.75% cumulative total returns of the Fund’s benchmarks, the S&P® 500 Index (with dividends reinvested), the Barclays U.S. Aggregate Bond Index (with dividends reinvested), and the blended index, comprised of 60% S&P 500 Index (with dividends reinvested) and 40% Barclays U.S. Aggregate Bond Index (with dividends reinvested), during the same period.

Q	How did the Fund’s asset allocation affect performance?

A	In keeping with our investment approach, we split the Fund’s assets between equity and fixed income securities, targeting 60% equities and 40% fixed income. As the equity markets posted strong gains during the Reporting Period, the Fund benefited from its allocation to stocks. The Fund’s performance was hampered by its allocation to fixed income, which recorded comparatively weaker returns. At the beginning of the Reporting Period, the Fund was invested 59% in equities and 41% in fixed income. It was invested 61% in equities and 39% in fixed income at the end of the Reporting Period.

Q	Did equity sector allocation overall help or hurt the Fund’s performance?

A	In investing the equity portion of the Fund’s portfolio, we invest in higher dividend-paying names within industries and sectors, rather than making industry or sector bets. Consequently, its industry and sector weights are similar to those of its equity benchmark, the S&P 500 Index, and they do not usually have a meaningful impact on relative performance.
Q	What key factors had the greatest impact on the Fund’s equity portfolio results during the Reporting Period?

A	In our stock selection process, we use a unique, proprietary risk model that tracks and manages risk in the portfolio. We also integrate tax considerations into our investment decisions.

Importantly, we generally favor stocks offering a high dividend yield. We believe the Fund’s bias towards higher dividend-paying stocks was generally helpful during the Reporting Period as many of these stocks performed well. At the end of the Reporting Period, the dividend yield of the equity portion of the Fund was 3.30%, which was higher than the 2.20% dividend yield of the S&P 500 Index.

Q	Among individual holdings, which stocks contributed to the Fund’s returns?

A	During the Reporting Period, the Fund benefited from overweighted positions in Seagate Technology, a maker of computer hard drives; J.P. Morgan Chase, a financial services firm; and Dish Network, a satellite television provider.

Q	What individual stocks detracted from the Fund’s results during the Reporting Period?

A	The Fund’s relative performance was hampered by overweighted positions in Frontier Communications, a telecommunications services company, and Pitney Bowes, a provider of postage meters and mailing services. An underweighted position in technology and software maker Apple also detracted from relative returns.

Q	Which fixed income market sectors significantly affected the Fund’s performance?

A	In the fixed income portion of the Fund’s portfolio, exposure to non-agency residential mortgage-backed securities added to relative returns, as demand for these issues improved in the latter part of the Reporting Period. Non-agency residential mortgage-backed securities rallied strongly during the first quarter of 2012, posting some of the strongest gains on record. In addition, the Fund benefited from its exposures to investment grade corporate bonds and emerging markets debt, both of which experienced strong performance during the first four months of 2012.

PORTFOLIO RESULTS

Individual issue selection enhanced performance. The Fund benefited from its holdings in the investment grade corporate bond sector, specifically issue selection in industrial and financial bonds. Investments among high yield corporate bonds also boosted relative results. Although the Fund’s position in adjustable-rate mortgage backed securities (“ARMS”) and pass-through mortgage securities added value, these results were partially offset by our selection of commercial mortgage-backed securities (“CMBS”). Our selection of U.S dollar-denominated emerging markets debt contributed positively. (Pass-through mortgage securities consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.)

Q	How did the Fund’s duration and yield curve positioning strategies affect performance during the Reporting Period?

A	Within the fixed income portfolio, the Fund’s duration and yield curve positioning strategies contributed positively to relative returns during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. The Fund held a longer duration positioning relative to the Barclays U.S. Aggregate Bond Index at the beginning of the Reporting Period because we believed interest rates would decline. This positioning enhanced relative performance as concern about contagion from Greece and other European peripheral nations dampened market sentiment and investors moved out of riskier asset classes and into U.S. Treasuries, pushing down yields. In February, as yields fell on speculation about a third round of quantitative easing (QE3) by the Federal Reserve (the “Fed”), we shifted the Fund to a shorter duration position. In our opinion, investors had placed too much weight on the possibility of QE3. The Fund’s positioning added to relative results when yields increased during March after the Fed reiterated its commitment to low interest rates but did not announce QE3. In April, as softer economic data put downward pressure on yields, the Fund’s shorter duration position detracted from relative performance.
Q	What changes did you make to the Fund’s fixed income weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s overweight in asset-backed securities (“ABS”), particularly in FFELP (“Federal Family Education Loan Program”) student loans. We moved the Fund to underweighted positions in agency mortgage-backed securities and CMBS. In addition, we maintained the Fund’s overweighted position in non-agency residential mortgage-backed securities and investment grade corporate bonds, with a preference for U.S. financials and industrials. We also favored lower quality issues. Over the course of the Reporting Period, we reduced the Fund’s exposure to riskier fixed income asset classes and as a result, the Fund’s position in short-term investments, specifically cash and repurchase agreements (or repos), increased.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	In the equity portion of the Fund, we used financial futures contracts to equitize the Fund’s cash holdings (that is, to put the Fund’s cash holdings to work). In the fixed income portfolio, the Fund engaged in forward foreign currency exchange contracts to hedge currency exposure and used U.S. Treasury futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. It also used credit default swaps to implement specific credit-related investment strategies and hedge corporate spread duration (or the price sensitivity of a corporate bond to a 100 basis point change in its spread over LIBOR, or London interbank offered rates, which are floating interest rates widely used as reference rates in bank, corporate and government lending agreements). The Fund also bought Brazilian inflation-linked notes because we believed Brazil’s real interest rates were high and likely to decline. (The real interest rate is the rate of interest an investor may receive after allowing for inflation.) In addition, the Fund employed interest rate swaps to hedge interest rate exposure and express an outright term structure view. It also used swaptions (or, options on interest rate swap contracts) to hedge and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds. The term structure of interest rates is important because monetary policy affects short-term interest rates, but investment depends on long-term interest rates. Theories about the term structure of interest rates thus become theories about the connection between monetary policy and investment.)

PORTFOLIO RESULTS

Q	What is the Team’s equity strategy for the months ahead?

A	The Goldman Sachs Quantitative Investment Strategies Equity Team manages the equity portion of the Fund’s portfolio. The Team seeks to provide investors with a broad diversified exposure to the U.S. large-cap equity market. It does not make size or sector bets. Rather, it favors stocks with higher dividends within each industry. Its portfolio construction process integrates tax considerations into its investment decisions. The group uses a unique, proprietary risk model in its stock selection process. It believes this risk model can be beneficial as it identifies, tracks and manages risk in the portfolio.

The equity portion of the Fund continues to be broadly diversified. At the end of the Reporting Period, its industry and sector weights were similar to that of the S&P 500 Index. However, the Fund was modestly overweight materials, telecommunication services, industrials, utilities and consumer staples relative to the S&P 500 Index. It was modestly underweight the consumer discretionary, financials, health care, energy and information technology sectors compared to the S&P 500 Index. We intend to maintain our focus on stocks with high dividend yields. Because interest rates are low, we expect investors will continue to find these stocks desirable.

Q	What is the Fund’s tactical view and strategy for the fixed income markets looking ahead?

A	At the end of the Reporting Period, the fixed income portfolio was positioned for rising interest rates. We believe interest rates could rise even if U.S. economic growth slows, as signs of economic weakness would likely prompt another round of quantitative easing by the Fed, which may in turn raise market concern about future inflation.

We had a positive long-term view on non-agency residential mortgage-backed securities at the end of the Reporting Period because we believe this sector is already priced for potentially significant default risk and the U.S. housing sector is more insulated from Europe-related risks in comparison with the corporate sector. In terms of market fundamentals and valuations, we think the backdrop for investment grade corporate bonds is positive: credit risk premiums are high compared to their historical averages, corporate balance sheets are healthy, and we believe the economy has growth potential.
Because we forecast a recession in Europe during 2012 and we think there is downside risk of another sovereign debt flare-up, we plan to underweight those assets we consider most vulnerable to further deterioration in the Eurozone outlook. Given the fluidity of the situation and heightened market sensitivity to short-term policy developments, we expect to continue adjusting our fixed income positions tactically to navigate volatility.

The Goldman Sachs Balanced Fund (all share classes) filed a supplement April 25, 2012 with the following changes approved by the Board of Trustees of Goldman Sachs Trust:

■   The Balanced Fund will be renamed and repositioned as the Income Builder Fund and will be managed jointly by the Fundamental Equity team and the Fixed Income team. The Fund’s investment objective will change from providing “long-term growth of capital and current income” to “providing income and capital appreciation”.

■   This change will provide investors with a greater yield and a more unified approach to the Fund’s security selection and tactical allocations. The team will expand the universe of securities from primarily higher dividend US stocks and investment grade bonds to also include high yield bonds, global equities, Preferred stocks, REITS and MLPs. The yield target will be 2x that of the S&P.

■ These changes will be effective after the close of business on June 29, 2012.

FUND BASICS

Balanced Fund

as of April 30, 2012

PERFORMANCE REVIEW
November 1, 2011– April 30, 2012	Fund Total Return (based on NAV)[1]	S&P 500 60%/ Barclays Aggregate Bond (40%) Index	S&P 500[2]	Barclays U.S. Aggregate Bond Index[3]
Class A	8.15%	8.75%	12.77%	2.44%
Class B	7.76	8.75	12.77	2.44
Class C	7.75	8.75	12.77	2.44
Institutional	8.39	8.75	12.77	2.44
Class IR	8.29	8.75	12.77	2.44

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	1.93%	3.18%	4.58%	6.52%	10/12/94
Class B	1.97	3.14	4.53	5.35	5/1/96
Class C	6.04	3.57	4.39	3.41	8/15/97
Institutional	8.26	4.75	5.70	4.67	8/15/97
Class IR	8.08	N/A	N/A	15.09	8/31/10

[4]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.05%	1.38%
Class B	1.80	2.13
Class C	1.80	2.13
Institutional	0.65	0.98
Class IR	0.80	1.13

[5]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN EQUITY HOLDINGS AS OF 4/30/12[6]
Holding	% of Net Assets	Line of Business
Apple, Inc.	2.4%	Computers & Peripherals
Microsoft Corp.	1.7	Software
Chevron Corp.	1.6	Oil, Gas & Consumable Fuels
Pfizer, Inc.	1.5	Pharmaceuticals
Exxon Mobil Corp.	1.4	Oil, Gas & Consumable Fuels
Intel Corp.	1.3	Semiconductors & Semiconductor Equipment
General Electric Co.	1.3	Industrial Conglomerates
Merck & Co., Inc.	1.2	Pharmaceuticals
The Coca-Cola Co.	1.2	Beverages
JPMorgan Chase & Co.	1.1	Diversified Financial Services

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND’S EQUITY SECTOR ALLOCATIONS VS. BENCHMARK[7]
As of April 30, 2012

[7]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s Equity investments (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 1.4% of the Fund’s net assets as of April 30, 2012. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

FUND BASICS

FUND’S FIXED INCOME COMPOSITION[8]
As of April 30, 2012

[8]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s Fixed Income investments. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[9]

“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[10]

“Government Guarantee Obligations” are guaranteed under the United States Government Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the United States Government guarantee and a foreign country guarantee is the maturity date of the debt.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

What Differentiates Goldman Sachs’

Domestic Structured Funds Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), Structured Equity combines traditional fundamental analysis with sophisticated quantitative modeling. Our approach is not unlike that of a more traditional active manager: we look at fundamental investment themes that have been effective historically in forecasting excess returns of stocks. However, where we differ from traditional managers is that we seek to rigorously test every potential research theme or signal to verify whether they have shown consistent predictive ability across a wide variety of stocks in different time periods and under different market conditions.

■	Comprehensive — We calculate expected excess returns for more than 10,000 stocks on a daily basis.

■	Rigorous — We evaluate stocks based on fundamental investment criteria that have outperformed historically.

■	Objective — Our stock selection process is free from the emotion that may lead to biased investment decisions.

■	Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■

We use a unique, proprietary risk model that is designed to be more precise, more focused and faster to respond because it seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that seeks to:

■	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■	Offer broad access to a clearly defined equity universe.

■	Generate excess returns that are positive, consistent and repeatable.

Enhancements Made to Proprietary Quantitative Model During the Reporting Period

We continuously look for ways to improve our investment process. Accordingly, we introduced a short-term model to our stock selection process during the first quarter of 2012. (We made no material enhancements during the fourth quarter of 2011.) We plan to use the short-term model, which forecasts potential returns using three-month to 12-month time horizons, to help us make long-term investment decisions and determine when to buy or sell. We believe this enhancement will add value to our process over time.

PORTFOLIO RESULTS

Goldman Sachs Structured Large Cap Growth Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team (the “Team”) discusses the Goldman Sachs Structured Large Cap Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 12.57%, 12.22%, 12.19%, 12.91%, 12.63%, 12.76% and 12.53%, respectively. These returns compare to the 14.13% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use the model’s six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Among our investment themes, Valuation detracted the most from relative performance. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Management, Momentum and Quality also dampened returns. The Management theme assesses the characteristics, policies and strategic decisions of company management. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Profitability and Sentiment contributed to relative results. Profitability assesses whether a company is earning more than its cost of capital, while our Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our security selection detracted from the Fund’s relative returns.

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Our stock picking in the information technology, health care and consumer discretionary sectors detracted from relative performance during the Reporting Period. Specifically, the Fund was hampered by overweighted positions in Oracle, an enterprise software and hardware maker; Humana, a provider of health care plans and services; and Conoco Phillips, an oil company. The Fund was overweight Humana and Conoco Phillips because of our positive views on Profitability. We assumed the overweight to Oracle as a result of our positive views on Momentum.

PORTFOLIO RESULTS

Q	Which stock positions contributed to the Fund’s relative returns during the Reporting Period?

A	Security selection in the materials, industrials and consumer staples sectors contributed positively to relative returns during the Reporting Period. The Fund benefited from overweighted positions in Toro, a turf maintenance equipment maker; Dish Network, a satellite television provider; and Phillip Morris International, a tobacco company. We adopted the overweight in Toro because of our positive views on Profitability. Our positive views on Momentum led us to overweight Dish Network. The Fund was overweight Phillip Morris International as a result of our positive views on Quality.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings (that is, to put the Fund’s cash holdings to work).

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the information technology, consumer staples, and financials sectors relative to the Index. The Fund was underweight materials, industrials, consumer discretionary, telecommunication services, health care and energy. Compared to the Index, it was relatively neutral to the utilities sector at the end of the Reporting Period.

FUND BASICS

Structured Large Cap Growth Fund

as of April 30, 2012

PERFORMANCE REVIEW
November 1, 2011– April 30, 2012	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	12.57%	14.13%
Class B	12.22	14.13
Class C	12.19	14.13
Institutional	12.91	14.13
Service	12.63	14.13
Class IR	12.76	14.13
Class R	12.53	14.13

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 1000 Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	6.14%	0.22%	2.16%	3.10%	5/1/97
Class B	6.59	0.18	2.10	3.07	5/1/97
Class C	10.48	0.56	1.97	1.61	8/15/97
Institutional	12.84	1.78	3.18	3.90	5/1/97
Service	12.22	1.27	2.67	3.39	5/1/97
Class IR	12.61	N/A	N/A	1.00	11/30/07
Class R	12.10	N/A	N/A	0.52	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.95%	1.16%
Class B	1.70	1.91
Class C	1.70	1.91
Institutional	0.55	0.76
Service	1.05	1.26
Class IR	0.70	0.91
Class R	1.20	1.41

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/12[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	7.6%	Computers & Peripherals
Microsoft Corp.	4.5	Software
Exxon Mobil Corp.	3.7	Oil, Gas & Consumable Fuels
Philip Morris International, Inc.	2.9	Tobacco
Oracle Corp.	2.8	Software
International Business Machines Corp.	2.8	IT Services
Google, Inc. Class A	2.1	Internet Software & Services
DIRECTV Class A	1.7	Media
American Tower Corp.	1.6	Real Estate Investment Trusts
Intuit, Inc.	1.5	Software

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 0.5% of the Fund’s net assets as of April 30, 2012. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Structured Large Cap Value Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team (the “Team”) discusses the Goldman Sachs Structured Large Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 10.34%, 10.03%, 10.06%, 10.67%, 10.35%, 10.50% and 10.19%, respectively. These returns compare to the 11.62% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use the model’s six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Among our investment themes, Momentum hampered relative performance the most. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. In addition, our Management theme, which assesses the characteristics, policies and strategic decisions of company management, was a drag on relative results. Quality also detracted, though to a lesser extent. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.
Our Profitability theme contributed positively. Profitability assesses whether a company is earning more than its cost of capital. Sentiment, which reflects selected investment views and decisions of individuals and financial intermediaries, also added value. The impact of our Valuation theme was relatively neutral during the Reporting Period. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our stock selection generated mixed results.

Q	Which stock positions contributed to the Fund’s relative returns during the Reporting Period?

A	Investments in the utilities, industrials and consumer discretionary sectors enhanced relative performance during the Reporting Period. The Fund’s overweighted positions in Dish Network, Toro and Western Digital were advantageous. We assumed the overweight in Dish Network, a satellite television provider, because of our positive views on Momentum. Our positive views on Profitability led us to overweight Toro, a turf maintenance equipment maker, and Western Digital, a manufacturer of computer hard drives.

PORTFOLIO RESULTS

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Our security selection in the financials, consumer staples and energy sectors hurt relative returns. The Fund’s overweighted positions in petroleum company Tesoro; health care plans and services provider Humana; and oil refiner Valero Energy detracted from relative performance. The overweighted positions in Tesoro and Valero Energy were the result of our positive views on Valuation. We adopted the overweight to Humana because of our positive views on Profitability.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings (that is, to put the Fund’s cash holdings to work).

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the information technology, consumer staples and consumer discretionary sectors relative to the Index. The Fund was underweight the utilities, industrials, materials, energy, financials and telecommunication services sectors compared to the Index at the end of the Reporting Period. Compared to the Index, the Fund was neutral in health care at the end of the Reporting Period.

FUND BASICS

Structured Large Cap Value Fund

as of April 30, 2012

PERFORMANCE REVIEW
November 1, 2011–April 30, 2012	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]
Class A	10.34%	11.62%
Class B	10.03	11.62
Class C	10.06	11.62
Institutional	10.67	11.62
Service	10.35	11.62
Class IR	10.50	11.62
Class R	10.19	11.62

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 1000 Value Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	0.44%	-3.70%	2.69%	2.77%	12/31/98
Class B	0.37	-3.73	2.63	2.74	12/31/98
Class C	4.43	-3.34	2.49	2.44	12/31/98
Institutional	6.68	-2.21	3.68	3.62	12/31/98
Service	6.11	-2.70	3.18	3.12	12/31/98
Class IR	6.55	N/A	N/A	-1.72	11/30/07
Class R	6.00	N/A	N/A	-2.19	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.95%	1.13%
Class B	1.70	1.88
Class C	1.70	1.88
Institutional	0.55	0.73
Service	1.05	1.23
Class IR	0.70	0.88
Class R	1.20	1.38

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/12[5]
Holding	% of Net Assets	Line of Business
AT&T, Inc.	3.6%	Diversified Telecommunication Services
Berkshire Hathaway, Inc. Class B	3.4	Insurance
Pfizer, Inc.	3.1	Pharmaceuticals
Chevron Corp.	2.8	Oil, Gas & Consumable Fuels
General Electric Co.	2.7	Industrial Conglomerates
ConocoPhillips	2.7	Oil, Gas & Consumable Fuels
JPMorgan Chase & Co.	2.6	Diversified Financial Services
Wells Fargo & Co.	2.1	Commercial Banks
The Procter & Gamble Co.	2.0	Household Products
Citigroup, Inc.	2.0	Diversified Financial Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocation may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 0.6% of the Fund’s net assets as of April 30, 2012. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Structured Small Cap Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team (the “Team”) discusses the Goldman Sachs Structured Small Cap Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 9.40%, 9.11%, 9.04%, 9.65%, 9.35%, 9.56% and 9.23%, respectively. These returns compare to the 11.02% cumulative total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use the model’s six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Among our investment themes, Management, Sentiment and Momentum detracted from relative results during the Reporting Period. Management assesses the characteristics, policies and strategic decisions of company management, while Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. Our Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

Profitability, which assesses whether a company is earning more than its cost of capital, enhanced relative performance. Quality and Valuation also added to returns. The Quality theme evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Valuation captures potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our stock selection detracted from the Fund’s relative performance.

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Security selection in the financials, information technology and energy sectors detracted from the Fund’s relative performance during the Reporting Period. The Fund was hampered by its overweighted positions in Marchex, an advertising and small business marketing company; Kelly Services, a recruitment services and workforce solutions provider; and Franklin Street Properties, a real estate investment trust (REIT). We adopted the overweight to Marchex because of our positive views on Profitability, while the overweight to Kelly Services was based on our positive views on Quality. The Fund’s overweighted position in Franklin Street Properties was the result of our positive views on Momentum and Valuation.

PORTFOLIO RESULTS

Q	Which stock positions contributed to the Fund’s relative returns during the Reporting Period?

A	Stock picking in the consumer discretionary, materials and health care sectors added to the Fund’s relative results during the Reporting Period. Overweighted positions in Blyth, Progenics Pharmaceuticals and NACCO Industries contributed positively. The Fund was overweight Blyth, a maker of candles and home fragrance products, because of our positive views on Profitability. We chose to overweight biopharmaceutical company Progenics Pharmaceuticals based on our positive views on Management. Our positive views on Momentum led to the Fund’s overweight in NACCO Industries, a holding company focusing on lift trucks, housewares and mining.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings (that is, to put the Fund’s cash holdings to work).

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the information technology, consumer discretionary, consumer staples and industrials sectors relative to the Index. It was underweight the utilities, health care, energy, financials, materials and telecommunication services sectors compared to the Index at the end of the Reporting Period.

FUND BASICS

Structured Small Cap Equity Fund

as of April 30, 2012

PERFORMANCE REVIEW
November 1, 2011–April 30, 2012	Fund Total Return (based on NAV)[1]	Russell 2000 Index[2]
Class A	9.40%	11.02%
Class B	9.11	11.02
Class C	9.04	11.02
Institutional	9.65	11.02
Service	9.35	11.02
Class IR	9.56	11.02
Class R	9.23	11.02

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 2000 Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000 Index. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.99%	-0.91%	4.38%	5.01%	8/15/97
Class B	-2.06	-0.94	4.33	4.98	8/15/97
Class C	1.97	-0.54	4.19	4.65	8/15/97
Institutional	4.09	0.61	5.38	5.83	8/15/97
Service	3.63	0.10	4.86	5.31	8/15/97
Class IR	3.95	N/A	N/A	4.48	11/30/07
Class R	3.45	N/A	N/A	3.99	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	1.43%
Class B	2.01	2.18
Class C	2.01	2.18
Institutional	0.86	1.03
Service	1.36	1.53
Class IR	1.01	1.18
Class R	1.51	1.68

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/12[5]
Holding	% of Net Assets	Line of Business
Francesca’s Holdings Corp.	1.4%	Specialty Retail
Manhattan Associates, Inc.	1.3	Software
MicroStrategy, Inc. Class A	1.3	Software
Zumiez, Inc.	1.3	Specialty Retail
Papa John’s International, Inc.	1.3	Hotels, Restaurants & Leisure
Accelrys, Inc.	1.3	Software
International Bancshares Corp.	1.3	Commercial Banks
SemGroup Corp. Class A	1.3	Oil, Gas & Consumable Fuels
Assisted Living Concepts, Inc. Class A	1.3	Health Care Providers & Services
NACCO Industries, Inc. Class A	1.3	Machinery

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 2.2% of the Fund’s net assets as of April 30, 2012. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Structured Small Cap Growth Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team (the “Team”) discusses the Goldman Sachs Structured Small Cap Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 9.24%, 8.79%, 8.83%, 9.45%, 9.35% and 9.10%, respectively. These returns compare to the 10.58% cumulative total return of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use the model’s six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Among our investment themes, Management, Sentiment and Valuation detracted from relative results during the Reporting Period. Management assesses the characteristics, policies and strategic decisions of company management, while Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Profitability and Quality enhanced relative returns. Profitability assesses whether a company is earning more than its cost of capital, while Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. The impact of our Momentum theme was relatively neutral during the Reporting Period. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, stock selection detracted from relative performance.

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Investments in the information technology, health care and energy sectors hampered the Fund’s relative performance during the Reporting Period. Specifically, an underweighted position in Medivation and overweighted positions in Invacare and Tesoro dampened results. The Fund was underweight biopharmaceutical company Medivation because of our negative views on Sentiment. Our positive views on Valuation led us to overweight Invacare, a provider of home medical and long-term care products, and Tesoro, a petroleum company.

PORTFOLIO RESULTS

Q	Which stock positions contributed to the Fund’s relative returns during the Reporting Period?

A	Our stock picks in the consumer discretionary, materials and consumer staples sectors added to the Fund’s relative performance during the Reporting Period. The Fund benefited from overweighted positions in Zumiez, a sports clothing retailer, and Blyth, a maker of candles and home fragrance products. An underweighted position in Rambus, a technology licensing company, was also advantageous. We assumed the overweight to Zumiez because of our positive views on Momentum, while the overweight in Blyth was the result of our positive views on Profitability. We adopted the underweight to Rambus based on our negative views on Momentum.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings (that is, to put the Fund’s cash holdings to work).

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer discretionary, information technology and consumer staples sectors relative to the Index. It was underweight the energy, health care, materials, telecommunication services, financials and industrials sectors. Compared to the Index, the Fund was relatively neutral in utilities at the end of the Reporting Period.

FUND BASICS

Structured Small Cap Growth Fund

as of April 30, 2012

PERFORMANCE REVIEW
November 1, 2011–April 30, 2012	Fund Total Return (based on NAV)[1]	Russell 2000 Growth Index[2]
Class A	9.24%	10.58%
Class B	8.79	10.58
Class C	8.83	10.58
Institutional	9.45	10.58
Class IR	9.35	10.58
Class R	9.10	10.58

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 2000 Growth Index measures the performance of the small-cap growth stocks of the U.S. equity universe. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/12	One Year	Since Inception	Inception Date
Class A	0.13%	1.42%	6/25/07
Class B	0.15	1.43	6/25/07
Class C	4.15	1.86	6/25/07
Institutional	6.33	3.04	6/25/07
Class IR	6.20	5.44	11/30/07
Class R	5.63	4.88	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	1.97%
Class B	2.01	2.72
Class C	2.01	2.72
Institutional	0.86	1.57
Class IR	1.01	1.72
Class R	1.51	2.22

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/12[5]
Holding	% of Net Assets	Line of Business
Cubist Pharmaceuticals, Inc.	1.5%	Biotechnology
The Boston Beer Co., Inc. Class A	1.5	Beverages
Jazz Pharmaceuticals PLC	1.4	Pharmaceuticals
Zumiez, Inc.	1.4	Specialty Retail
Papa John’s International, Inc.	1.4	Hotels, Restaurants & Leisure
MicroStrategy, Inc. Class A	1.4	Software
Lancaster Colony Corp.	1.4	Food Products
Align Technology, Inc.	1.4	Health Care Equipment & Supplies
The Ultimate Software Group, Inc.	1.3	Software
Francesca’s Holdings Corp.	1.3	Specialty Retail

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocation may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 1.6% of the Fund’s net assets as of April 30, 2012. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investment.

PORTFOLIO RESULTS

Goldman Sachs Structured Small Cap Value Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team (the “Team”) discusses the Goldman Sachs Structured Small Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 8.60%, 8.15%, 8.18%, 8.79%, 8.70% and 8.46%, respectively. These returns compare to the 11.47% cumulative total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Among our investment themes, Management detracted the most from relative performance. Our Management theme assesses the characteristics, policies and strategic decisions of company management. Sentiment and Momentum also dampened relative returns. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.
Valuation and Profitability added to relative results. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether a company is earning more than its cost of capital. The impact of our Quality theme was relatively neutral during the Reporting Period. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our stock picking detracted from the Fund’s relative performance.

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Stock selection in the industrials, financials and information technology sectors detracted from the Fund’s relative results during the Reporting Period. The Fund was hampered by overweighted positions in advertising and small business marketing company Marchex; petroleum company Tesoro; and computer component maker Lattice Semiconductor. We assumed the overweight to Marchex because of our positive views on Profitability. The Fund was overweight Tesoro and Lattice Semiconductor because of our positive views on Valuation.

PORTFOLIO RESULTS

Q	Which stock positions contributed to the Fund’s relative returns during the Reporting Period?

A	Holdings in the consumer discretionary, utilities and materials sectors enhanced the Fund’s performance versus the Index during the Reporting Period. Specifically, the Fund benefited from its overweighted positions in Blyth, a maker of candles and home fragrance products; Texas Capital Bancshares, a bank holding company; and Group 1 Automotive, an automotive retailer. We chose to overweight Blyth and Group 1 Automotive because of our positive views on Profitability. The overweight to Texas Capital Bancshares was the result of our positive views on Quality.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings (that is, to put the Fund’s cash holdings to work).

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer discretionary, consumer staples and information technology sectors relative to the Index. It was underweight the utilities, industrials, health care, energy, materials, financials and telecommunication services sectors compared to the Index at the end of the Reporting Period.

FUND BASICS

Structured Small Cap Value Fund

as of April 30, 2012

PERFORMANCE REVIEW
November 1, 2011–April 30, 2012	Fund Total Return (based on NAV)[1]	Russell 2000 Value Index[2]
Class A	8.60%	11.47%
Class B	8.15	11.47
Class C	8.18	11.47
Institutional	8.79	11.47
Class IR	8.70	11.47
Class R	8.46	11.47

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/12	One Year	Since Inception	Inception Date
Class A	-2.87%	-1.12%	6/25/07
Class B	-2.99	-0.89	6/25/07
Class C	0.99	-0.71	6/25/07
Institutional	3.19	0.49	6/25/07
Class IR	3.02	4.13	11/30/07
Class R	2.53	3.68	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	1.55%
Class B	2.01	2.30
Class C	2.01	2.30
Institutional	0.86	1.15
Class IR	1.01	1.30
Class R	1.51	1.80

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/12[5]
Holding	% of Net Assets	Line of Business
Group 1 Automotive, Inc.	1.4%	Specialty Retail
Equity Lifestyle Properties, Inc.	1.4	Real Estate Investment Trusts
Southwest Gas Corp.	1.4	Gas Utilities
International Bancshares Corp.	1.3	Commercial Banks
Francesca’s Holdings Corp.	1.3	Specialty Retail
Zumiez, Inc.	1.2	Specialty Retail
Rayonier, Inc.	1.2	Real Estate Investment Trusts
CVB Financial Corp.	1.2	Commercial Banks
Potlatch Corp.	1.2	Real Estate Investment Trusts
Texas Capital Bancshares, Inc.	1.2	Commercial Banks

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 3.0% of the Fund’s net assets as of April 30, 2012. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investment.

PORTFOLIO RESULTS

Goldman Sachs Structured U.S. Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team (the “Team”) discusses the Goldman Sachs Structured U.S. Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 11.13%, 10.67%, 10.69%, 11.35%, 11.02%, 11.25% and 10.97%, respectively. These returns compare to the 12.77% cumulative total return of the Fund’s benchmark, the S&P® 500 Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Among our investment themes, Management detracted most from relative performance. Our Management theme assesses the characteristics, policies and strategic decisions of company management. Valuation, Momentum and Quality also dampened relative returns. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Profitability, which assesses whether a company is earning more than its cost of capital, was our best-performing theme. Sentiment also enhanced relative results. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, security selection detracted from the Fund’s relative returns.

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Our stock picks in the information technology, financials and consumer staples sectors detracted from relative returns during the Reporting Period. The Fund was hampered by overweighted positions in Oracle, an enterprise software and hardware maker; Humana, a health care plans and services provider; and Tyson Foods, a processor of chicken, beef and pork. We chose to overweight Oracle because of our positive views on Momentum, while our positive views on Profitability resulted in the Fund’s overweights to Humana and Tyson Foods.

FUND BASICS

Q	Which stock positions contributed to the Fund’s relative returns during the Reporting Period?

A	Investments in the industrials, utilities and materials sectors added to the Fund’s relative performance during the Reporting Period. The Fund benefited from overweighted positions in Dish Network, a satellite television provider; Toro, a turf maintenance equipment maker; and Western Digital, a manufacturer of computer hard drives. We adopted the overweight to Dish Network as a result of our positive views on Momentum. Our positive views on Profitability led us to overweight Toro and Western Digital.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings (that is, to put the Fund’s cash holdings to work).

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the information technology, consumer staples, financials, health care and energy sectors compared to the Index. It was underweight the materials, utilities, industrials, consumer discretionary and telecommunication services sectors relative to the Index at the end of the Reporting Period.

FUND BASICS

Structured U.S. Equity Fund

as of April 30, 2012

PERFORMANCE REVIEW
November 1, 2011–April 30, 2012	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Class A	11.13%	12.77%
Class B	10.67	12.77
Class C	10.69	12.77
Institutional	11.35	12.77
Service	11.02	12.77
Class IR	11.25	12.77
Class R	10.97	12.77

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	3.75%	-1.29%	2.78%	7.16%	5/24/91
Class B	3.90	-1.33	2.74	5.41	5/1/96
Class C	7.93	-0.92	2.60	3.05	8/15/97
Institutional	10.18	0.22	3.77	7.32	6/15/95
Service	9.65	-0.26	3.26	5.56	6/07/96
Class IR	10.02	N/A	N/A	-0.07	11/30/07
Class R	9.50	N/A	N/A	-0.55	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.95%	1.19%
Class B	1.70	1.94
Class C	1.70	1.94
Institutional	0.55	0.79
Service	1.05	1.29
Class IR	0.70	0.94
Class R	1.20	1.44

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/12[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	4.4%	Computers & Peripherals
Exxon Mobile Corp.	3.5	Oil, Gas & Consumable Fuels
Microsoft Corp.	3.2	Software
AT&T, Inc.	2.4	Diversified Telecommunication
		Services
Berkshire Hathaway, Inc. Class B	2.4	Insurance
Pfizer, Inc.	2.3	Pharmaceuticals
Oracle Corp.	2.2	Software
The Procter & Gamble Co.	2.1	Household Products
Philip Morris International, Inc.	2.0	Tobacco
General Electric Co.	2.0	Industrial Conglomerates

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – 58.5%
Aerospace & Defense – 1.9%
6,800	Honeywell International, Inc.	$412,488
9,900	Lockheed Martin Corp.	896,346
16,400	Raytheon Co.	887,896
2,400	The Boeing Co.	184,320

		2,381,050

Air Freight & Logistics – 0.1%
1,100	United Parcel Service, Inc. Class B	85,954

Auto Components – 0.3%
3,700	Autoliv, Inc.	232,138
4,000	Johnson Controls, Inc.	127,880

		360,018

Automobiles – 0.2%
27,800	Ford Motor Co.	313,584

Beverages – 1.7%
9,900	PepsiCo, Inc.	653,400
19,300	The Coca-Cola Co.	1,472,976

		2,126,376

Biotechnology – 0.2%
3,300	Amgen, Inc.	234,663
1,300	Gilead Sciences, Inc.*	67,613

		302,276

Building Products – 0.1%
6,600	Masco Corp.	86,988

Capital Markets – 1.2%
4,100	BlackRock, Inc.	785,478
20,800	Federated Investors, Inc. Class B(a)	459,264
1,300	Greenhill & Co., Inc.	50,505
10,500	Morgan Stanley	181,440
1,400	The Bank of New York Mellon Corp.	33,110

		1,509,797

Chemicals – 1.4%
300	CF Industries Holdings, Inc.	57,918
12,200	E.I. du Pont de Nemours and Co.	652,212
2,800	RPM International, Inc.	74,396
29,200	The Dow Chemical Co.	989,296

		1,773,822

Commercial Banks – 1.4%
1,300	M&T Bank Corp.	112,151
3,200	PNC Financial Services Group, Inc.	212,224
6,000	U.S. Bancorp	193,020
28,164	Valley National Bancorp	354,866
28,200	Wells Fargo & Co.	942,726

		1,814,987

Commercial Services & Supplies – 1.0%
33,000	Pitney Bowes, Inc.(a)	565,290
32,000	R.R. Donnelley & Sons Co.(a)	400,320
9,200	Waste Management, Inc.	314,640

		1,280,250

Shares	Description	Value

Common Stocks – (continued)
Communications Equipment – 1.8%
48,000	Cisco Systems, Inc.	$967,200
1,200	F5 Networks, Inc.*	160,716
17,700	QUALCOMM, Inc.	1,129,968

		2,257,884

Computers & Peripherals – 2.9%
5,200	Apple, Inc.*(b)	3,038,048
4,400	Hewlett-Packard Co.	108,944
16,600	Seagate Technology PLC	510,616

		3,657,608

Distributors – 0.1%
1,900	Genuine Parts Co.	123,082

Diversified Consumer Services – 0.2%
18,000	H&R Block, Inc.	264,600

Diversified Financial Services – 1.9%
41,900	Bank of America Corp.	339,809
12,331	Citigroup, Inc.	407,416
33,500	JPMorgan Chase & Co.	1,439,830
10,300	NYSE Euronext	265,225

		2,452,280

Diversified Telecommunication Services – 2.2%
37,750	AT&T, Inc.	1,242,353
23,000	CenturyLink, Inc.	886,880
74,900	Frontier Communications Corp.(a)	302,596
32,800	Windstream Corp.	368,672

		2,800,501

Electric Utilities – 2.0%
10,300	American Electric Power Co., Inc.	400,052
1,200	Entergy Corp.	78,672
14,225	Exelon Corp.	554,917
11,600	FirstEnergy Corp.	543,112
1,600	Pepco Holdings, Inc.	30,272
12,100	PPL Corp.	330,935
11,300	The Southern Co.	519,122

		2,457,082

Electrical Equipment – 0.4%
6,900	Emerson Electric Co.	362,526
1,700	Rockwell Automation, Inc.	131,478

		494,004

Electronic Equipment, Instruments & Components – 0.5%
24,800	Molex, Inc. Class A	567,920

Energy Equipment & Services – 0.9%
2,400	Baker Hughes, Inc.	105,864
8,200	Halliburton Co.	280,604
1,300	National-Oilwell Varco, Inc.	98,488
9,600	Schlumberger Ltd.	711,744

		1,196,700

Food & Staples Retailing – 1.0%
3,400	CVS Caremark Corp.	151,708
12,100	SUPERVALU, Inc.(a)	71,874
12,300	Sysco Corp.	355,470

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Food & Staples Retailing – (continued)
8,981	Wal-Mart Stores, Inc.	$529,071
4,600	Walgreen Co.	161,276

		1,269,399

Food Products – 0.5%
2,200	Archer-Daniels-Midland Co.	67,826
15,000	ConAgra Foods, Inc.	387,300
3,300	General Mills, Inc.	128,337
1,300	Kellogg Co.	65,741

		649,204

Health Care Equipment & Supplies – 0.9%
2,700	Baxter International, Inc.	149,607
21,000	Medtronic, Inc.	802,200
6,300	St. Jude Medical, Inc.	243,936

		1,195,743

Health Care Providers & Services – 0.6%
14,000	UnitedHealth Group, Inc.	786,100

Hotels, Restaurants & Leisure – 0.7%
900	Las Vegas Sands Corp.	49,941
6,100	McDonald’s Corp.	594,445
3,100	Starbucks Corp.	177,878
200	Wynn Resorts Ltd.	26,680

		848,944

Household Durables – 0.5%
23,100	Leggett & Platt, Inc.	502,887
1,100	Whirlpool Corp.	70,422

		573,309

Household Products – 1.8%
1,700	Colgate-Palmolive Co.	168,198
12,200	Kimberly-Clark Corp.	957,334
2,000	The Clorox Co.	140,200
15,300	The Procter & Gamble Co.	973,692

		2,239,424

Industrial Conglomerates – 1.5%
3,000	3M Co.	268,080
82,900	General Electric Co.	1,623,182

		1,891,262

Insurance – 1.6%
4,800	Aflac, Inc.	216,192
3,500	Arthur J. Gallagher & Co.	131,460
1,200	Berkshire Hathaway, Inc. Class B*	96,540
1,700	Cincinnati Financial Corp.	60,554
11,600	Mercury General Corp.	524,204
5,800	MetLife, Inc.	208,974
23,200	Old Republic International Corp.	230,840
8,100	Prudential Financial, Inc.	490,374

		1,959,138

Internet & Catalog Retail* – 0.1%
100	Priceline.com, Inc.	76,082

Shares	Description	Value

Common Stocks – (continued)
Internet Software & Services* – 0.3%
1	AOL, Inc.	$25
2,200	eBay, Inc.	90,310
500	Google, Inc. Class A	302,615

		392,950

IT Services – 2.3%
13,100	Accenture PLC Class A	850,845
5,200	International Business Machines Corp.	1,076,816
25,500	Paychex, Inc.	789,990
1,000	Visa, Inc. Class A	122,980

		2,840,631

Leisure Equipment & Products – 0.2%
6,700	Hasbro, Inc.	246,158

Life Sciences Tools & Services – 0.1%
4,400	Agilent Technologies, Inc.	185,592

Machinery – 1.2%
3,400	Caterpillar, Inc.	349,418
5,800	Deere & Co.	477,688
14,800	Eaton Corp.	713,064

		1,540,170

Media – 2.1%
1,800	Cablevision Systems Corp. Class A	26,676
4,100	CBS Corp. Class B	136,735
25,900	Comcast Corp. Class A	783,097
16,500	DISH Network Corp. Class A	527,505
17,000	Gannett Co., Inc.	234,940
6,200	Regal Entertainment Group Class A	84,382
12,000	The Interpublic Group of Cos., Inc.	141,720
10,700	Thomson Reuters Corp.	319,074
900	Time Warner Cable, Inc.	72,405
6,901	Time Warner, Inc.	258,511
1,300	Viacom, Inc. Class B	60,307

		2,645,352

Metals & Mining – 1.2%
17,400	Freeport-McMoRan Copper & Gold, Inc.	666,420
3,000	Newmont Mining Corp.	142,950
22,477	Southern Copper Corp.	739,044

		1,548,414

Multi-Utilities – 0.3%
1,600	CenterPoint Energy, Inc.	32,336
2,400	Integrys Energy Group, Inc.	131,136
2,400	PG&E Corp.	106,032
4,400	Public Service Enterprise Group, Inc.	137,060
1,700	TECO Energy, Inc.	30,634

		437,198

Oil, Gas & Consumable Fuels – 5.3%
18,514	Chevron Corp.	1,972,852
15,400	ConocoPhillips	1,103,102
20,003	Exxon Mobil Corp.	1,727,059
9,900	Occidental Petroleum Corp.	903,078

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
23,100	The Williams Cos., Inc.	$786,093
8,800	Valero Energy Corp.	217,360

		6,709,544

Paper & Forest Products – 0.1%
3,800	International Paper Co.	126,578

Personal Products – 0.2%
13,300	Avon Products, Inc.	287,280

Pharmaceuticals – 4.4%
4,300	Abbott Laboratories	266,858
23,900	Eli Lilly & Co.	989,221
13,600	Johnson & Johnson	885,224
37,900	Merck & Co., Inc.	1,487,196
80,700	Pfizer, Inc.	1,850,451

		5,478,950

Real Estate Investment Trusts – 1.2%
700	American Tower Corp.	45,906
1,100	HCP, Inc.	45,595
14,400	Host Hotels & Resorts, Inc.	239,616
11,949	ProLogis, Inc.	427,535
2,100	Public Storage	300,846
2,700	Simon Property Group, Inc.	420,120
400	Ventas, Inc.	23,516
1	Vornado Realty Trust	86

		1,503,220

Road & Rail – 0.3%
2,500	Norfolk Southern Corp.	182,325
1,500	Union Pacific Corp.	168,660

		350,985

Semiconductors & Semiconductor Equipment – 1.8%
10,400	Applied Materials, Inc.	124,696
58,100	Intel Corp.	1,650,040
13,400	Intersil Corp. Class A	137,618
3,200	Maxim Integrated Products, Inc.	94,656
7,000	Texas Instruments, Inc.	223,580

		2,230,590

Software – 2.2%
7,400	CA, Inc.	195,508
68,140	Microsoft Corp.	2,181,843
12,700	Oracle Corp.	373,253

		2,750,604

Specialty Retail – 1.3%
5,300	American Eagle Outfitters, Inc.	95,453
19,700	Limited Brands, Inc.	979,090
4,300	Staples, Inc.	66,220
8,800	The Home Depot, Inc.	455,752

		1,596,515

Shares	Description	Value

Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 0.3%
4,000	Coach, Inc.	$292,640
600	NIKE, Inc. Class B	67,122
200	VF Corp.	30,410

		390,172

Thrifts & Mortgage Finance – 0.8%
57,200	New York Community Bancorp, Inc.	771,628
17,900	People’s United Financial, Inc.	220,886

		992,514

Tobacco – 1.3%
34,700	Altria Group, Inc.	1,117,687
1,600	Philip Morris International, Inc.	143,216
7,800	Reynolds American, Inc.	318,474

		1,579,377

TOTAL COMMON STOCKS
(Cost $62,584,035)		$73,628,162

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – 8.3%
	Banks – 1.9%
	Abbey National Treasury Services PLC(c)
GBP	100,000	2.674%	02/16/15	$162,322
	Astoria Financial Corp.(d)
	$150,000	5.750	10/15/12	153,013
	Bank of America Corp.
	50,000	3.625	03/17/16	49,663
	25,000	5.875	01/05/21	26,314
	200,000	5.700	01/24/22	210,408
	Citigroup Capital XXI(c)(d)
	132,000	8.300	12/21/57	133,980
	Citigroup, Inc.
	150,000	5.000	09/15/14	155,553
	100,000	4.450	01/10/17	104,238
	25,000	6.125	11/21/17	27,737
	75,000	4.500	01/14/22	76,370
	Fifth Third Bancorp
	125,000	3.625	01/25/16	131,980
	HSBC Bank USA NA
	100,000	6.000	08/09/17	108,857
	ING Bank NV(e)
	200,000	2.375	06/09/14	198,550
	JPMorgan Chase & Co.
	75,000	6.300	04/23/19	87,818
	JPMorgan Chase Capital XXV
	75,000	6.800	10/01/37	75,187
	Mizuho Corporate Bank Ltd.(e)
	200,000	2.550	03/17/17	201,452
	Resona Preferred Global Securities Ltd.(c)(d)(e)
	150,000	7.191	07/30/49	155,951
	Royal Bank of Scotland PLC(e)
	100,000	4.875	08/25/14	103,192
	Sparebank 1 Boligkreditt AS(e)
	200,000	2.300	06/30/17	200,194

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
SunTrust Banks, Inc.(d)
$75,000	3.600%		04/15/16	$77,908

				2,440,687

Brokerage – 0.2%
Merrill Lynch & Co., Inc.
50,000	6.400		08/28/17	53,928
Morgan Stanley & Co.(d)
200,000	6.625		04/01/18	209,551

				263,479

Chemicals(d) – 0.3%
Ecolab, Inc.
125,000	3.000		12/08/16	131,979
100,000	4.350		12/08/21	108,867
The Dow Chemical Co.
175,000	7.600		05/15/14	197,447

				438,293

Diversified Manufacturing(d)(e) – 0.1%
Xylem, Inc.
75,000	3.550		09/20/16	78,848

Electric(d) – 0.2%
Arizona Public Service Co.
100,000	5.800		06/30/14	109,430
Ipalco Enterprises, Inc.
50,000	5.000		05/01/18	49,750
PPL WEM Holdings PLC(e)
50,000	5.375		05/01/21	54,775
Puget Sound Energy, Inc.(c)
50,000	6.974		06/01/67	50,750

				264,705

Energy – 1.1%
Anadarko Petroleum Corp.(d)
125,000	6.375		09/15/17	148,635
BP Capital Markets PLC
50,000	3.200		03/11/16	53,152
150,000	4.500	(d)	10/01/20	167,020
Dolphin Energy Ltd.(d)(e)
84,290	5.888		06/15/19	91,771
Gaz Capital SA for Gazprom(f)
130,000	9.250		04/23/19	161,850
Newfield Exploration Co.(d)
50,000	5.750		01/30/22	53,125
Nexen, Inc.(d)
5,000	6.400		05/15/37	5,530
50,000	7.500		07/30/39	61,419
Petrobras International Finance Co.(d)
80,000	5.375		01/27/21	87,234
Phillips 66(d)(e)
75,000	4.300		04/01/22	78,155
Plains Exploration & Production Co.(d)
50,000	6.125		06/15/19	50,562
Range Resources Corp.(d)
50,000	7.500		10/01/17	52,250

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Energy – (continued)
Transocean, Inc.(d)
$250,000	6.500%		11/15/20	$286,715
Weatherford International Ltd.(d)
75,000	9.625		03/01/19	99,384

				1,396,802

Food & Beverage – 0.6%
Anheuser-Busch InBev Worldwide, Inc.(d)
175,000	7.750		01/15/19	230,925
Kraft Foods, Inc.
75,000	6.500		02/09/40	94,061
Pernod-Ricard SA(d)(e)
150,000	2.950		01/15/17	152,512
SABMiller Holdings, Inc.(d)(e)
100,000	2.450		01/15/17	102,411
150,000	3.750		01/15/22	156,002

				735,911

Health Care – Medical Products(d) – 0.1%
Community Health Systems, Inc.
23,000	8.875		07/15/15	23,690
Life Technologies Corp.
125,000	5.000		01/15/21	138,462

				162,152

Health Care – Services(d) – 0.1%
Cigna Corp.
50,000	2.750		11/15/16	51,154
Express Scripts Holding Co.(e)
50,000	3.900		02/15/22	51,575

				102,729

Life Insurance – 0.5%
American International Group, Inc.
25,000	5.450		05/18/17	27,102
25,000	6.400	(d)	12/15/20	28,619
MetLife, Inc.(d)
150,000	4.750		02/08/21	165,041
Nationwide Financial Services, Inc.(d)(e)
125,000	5.375		03/25/21	130,101
Prudential Financial, Inc.(d)
175,000	4.500		11/15/20	186,270
Reinsurance Group of America, Inc.(c)(d)
25,000	6.750		12/15/65	23,125
The Northwestern Mutual Life Insurance Co.(d)(e)
100,000	6.063		03/30/40	119,148

				679,406

Media – Cable – 0.3%
Comcast Holdings Corp.
125,000	10.625		07/15/12	127,414
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.(d)
125,000	3.500		03/01/16	131,824
Virgin Media Finance PLC(d)
52,000	9.500		08/15/16	58,240

				317,478

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Media – Non Cable(d) – 0.2%
NBCUniversal Media LLC
$75,000	4.375%	04/01/21	$81,688
News America, Inc.
125,000	6.150	02/15/41	142,071
SGS International, Inc.
14,000	12.000	12/15/13	14,052

			237,811

Metals & Mining(d) – 0.1%
Steel Dynamics, Inc.
100,000	7.750	04/15/16	103,750

Noncaptive – Financial – 0.2%
Capital One Capital III(d)
75,000	7.686	08/15/36	75,750
Discover Financial Services(d)(e)
50,000	5.200	04/27/22	49,782
GE Capital Trust I(c)(d)
74,000	6.375	11/15/67	75,295
General Electric Capital Corp.
25,000	5.875	01/14/38	28,039

			228,866

Packaging(d)(e) – 0.0%
Plastipak Holdings, Inc.
25,000	8.500	12/15/15	25,750

Paper(d) – 0.0%
Rock-Tenn Co.
25,000	5.625	03/15/13	25,531

Pipelines – 0.5%
El Paso Natural Gas Co.
75,000	7.500	11/15/26	90,165
Energy Transfer Partners LP(d)
75,000	5.200	02/01/22	79,816
Enterprise Products Operating LLC(c)(d)
100,000	8.375	08/01/66	108,500
Tennessee Gas Pipeline Co.
50,000	7.500	04/01/17	59,600
TransCanada PipeLines Ltd.(c)(d)
100,000	6.350	05/15/67	103,000
Western Gas Partners LP(d)
125,000	5.375	06/01/21	136,821

			577,902

Property/Casualty Insurance(d) – 0.4%
Endurance Specialty Holdings Ltd.
25,000	6.150	10/15/15	26,817
Mitsui Sumitomo Insurance Co. Ltd.(c)(e)
50,000	7.000	03/15/72	51,372
QBE Insurance Group Ltd.(c)(e)
225,000	5.647	07/01/23	211,219
The Chubb Corp.(c)
100,000	6.375	03/29/67	102,500
Transatlantic Holdings, Inc.
75,000	8.000	11/30/39	86,587

			478,495

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Real Estate Investment Trusts(d) – 0.6%
DDR Corp.
$125,000	7.500%	04/01/17	$144,092
ERP Operating LP
100,000	4.625	12/15/21	107,290
HCP, Inc.
75,000	6.000	01/30/17	83,434
50,000	5.375	02/01/21	54,322
Healthcare Realty Trust, Inc.
100,000	6.500	01/17/17	110,941
ProLogis(f)
75,000	1.875	11/15/37	74,719
Simon Property Group LP
100,000	10.350	04/01/19	138,646

			713,444

Schools(d) – 0.1%
Rensselaer Polytechnic Institute
150,000	5.600	09/01/20	172,110

Services Cyclical – Business Services(d) – 0.1%
ACCO Brands Corp.
125,000	10.625	03/15/15	136,250

Services Cyclical – Rental Equipment(d)(e) – 0.1%
Ashtead Capital, Inc.
100,000	9.000	08/15/16	104,375

Technology – Hardware(d) – 0.1%
Hewlett-Packard Co.
75,000	3.000	09/15/16	77,131
50,000	2.600	09/15/17	49,993

			127,124

Tobacco – 0.1%
Altria Group, Inc.
75,000	9.700	11/10/18	102,903

Wirelines Telecommunications(d) – 0.4%
AT&T, Inc.
200,000	2.950	05/15/16	212,434
Frontier Communications Corp.
125,000	6.250	01/15/13	127,813
Verizon Communications, Inc.
150,000	3.500	11/01/21	157,345

			497,592

TOTAL CORPORATE OBLIGATIONS
(Cost $9,916,774 )			$10,412,393

Mortgage-Backed Obligations – 17.4%
Collateralized Mortgage Obligations – 2.2%
Adjustable Rate Non-Agency(c) – 1.1%
Countrywide Alternative Loan Trust Series 2005-31, Class 2A1
$224,914	0.539%	08/25/35	$132,800
Countrywide Alternative Loan Trust Series 2005-38, Class A3
252,582	0.589	09/25/35	148,358

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(c) – (continued)
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
$18,618	2.639%	11/20/34	$14,966
JPMorgan Alternative Loan Trust Series 2005-A2, Class 1A1
273,572	0.499	01/25/36	191,127
Merrill Lynch Alternative Note Asset Trust Series 2007-0AR3, Class A1
483,568	0.429	07/25/47	248,961
Structured Adjustable Rate Mortgage Loan Trust Series 2004-06, Class 3A2
245,656	2.556	06/25/34	223,740
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR11, Class A1A
417,425	0.559	08/25/45	336,248
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
150,210	2.741	08/25/33	148,305

			1,444,505

Interest Only(g) – 0.0%
ABN AMRO Mortgage Corp. Series 2003-8, Class A2
6,548	5.500	06/25/33	293
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
18,352	5.250	07/25/33	1,608
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(c)
45,733	0.000	07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(c)
58,539	0.000	08/25/33	—
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(c)
63,245	0.123	08/25/33	261
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(c)
23,130	0.320	07/25/33	173

			2,335

Inverse Floaters(c) – 0.1%
GNMA Series 2001-48, Class SA
12,302	25.707	10/16/31	19,718
GNMA Series 2001-51, Class SA
19,013	31.459	10/16/31	32,282
GNMA Series 2001-51, Class SB
23,860	25.707	10/16/31	39,618
GNMA Series 2002-13, Class SB
7,850	36.446	02/16/32	13,616

			105,234

Regular Floater(c)(e) – 0.1%
Silverstone Master Issuer Series 2012-1A, Class 2A1
150,000	2.116	01/21/55	150,966

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – 0.9%
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A7
$341,485	6.000%	08/25/37	$259,203
FHLMC Multifamily Structured Pass-Through Certificates Series K707, Class A2
100,000	2.220	12/25/18	101,703
FHLMC Multifamily Structured Pass-Through Certificates Series K703, Class A2
200,000	2.699	05/25/18	209,520
FHLMC Multifamily Structured Pass-Through Certificates Series K705, Class A2
100,000	2.303	09/25/18	102,330
FHLMC Multifamily Structured Pass-Through Certificates Series K706, Class A2
100,000	2.323	10/25/18	102,367
NCUA Guaranteed Notes Series 2010-C1, Class APT
191,114	2.650	10/29/20	199,789
NCUA Guaranteed Notes Series A4
100,000	3.000	06/12/19	107,461

			1,082,373

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$2,785,413

Federal Agencies – 15.2%
Adjustable Rate FHLMC(c) – 0.2%
$274,099	2.452%	08/01/35	$289,764

Adjustable Rate FNMA(c) – 0.6%
18,706	2.415	09/01/32	19,804
93,103	2.536	12/01/33	99,439
161,246	2.691	01/01/34	172,081
287,627	2.859	02/01/34	307,401
157,599	2.460	01/01/35	168,000

			766,725

Adjustable Rate GNMA(c) – 0.5%
12,806	2.375	06/20/23	13,123
5,862	1.625	07/20/23	6,021
6,200	1.625	08/20/23	6,370
15,886	1.625	09/20/23	16,322
4,751	2.375	03/20/24	4,882
41,533	2.375	04/20/24	42,630
5,098	2.375	05/20/24	5,231
43,230	2.375	06/20/24	44,451
11,217	1.625	07/20/24	11,543
11,595	2.000	07/20/24	12,060
20,536	1.625	08/20/24	21,134
10,690	2.000	08/20/24	11,122
9,890	1.625	09/20/24	10,178
12,450	2.000	11/20/24	12,959
4,804	2.000	12/20/24	5,002
6,757	2.500	12/20/24	7,152
8,163	2.375	01/20/25	8,500
4,249	2.375	02/20/25	4,426
14,948	2.375	05/20/25	15,511
11,088	2.000	07/20/25	11,560

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(c) – (continued)
$5,676	2.375%	02/20/26		$5,854
298	1.625	07/20/26		307
15,893	2.375	01/20/27		16,524
5,785	2.375	02/20/27		5,974
43,666	2.375	04/20/27		44,975
4,895	2.375	05/20/27		5,042
4,562	2.375	06/20/27		4,700
1,766	1.625	11/20/27		1,827
7,058	1.625	12/20/27		7,300
14,091	2.375	01/20/28		14,572
4,585	2.250	02/20/28		4,741
5,081	2.375	03/20/28		5,256
25,592	1.625	07/20/29		26,534
10,899	1.625	08/20/29		11,302
3,254	1.625	09/20/29		3,374
13,645	1.625	10/20/29		14,148
15,356	1.625	11/20/29		15,923
3,992	1.625	12/20/29		4,140
4,858	2.250	01/20/30		5,028
2,650	2.250	02/20/30		2,748
11,585	2.250	03/20/30		11,993
15,191	2.375	04/20/30		15,700
40,131	2.375	05/20/30		41,651
3,584	2.375	06/20/30		3,709
31,713	2.000	07/20/30		33,382
5,775	2.000	09/20/30		6,066
12,164	1.625	10/20/30		12,628

				595,575

FHLMC – 2.0%
18,366	8.000	07/01/15		19,641
3,494	7.000	12/01/15		3,611
24,234	6.500	07/01/16		26,185
51,660	7.000	04/01/31		59,165
133,696	7.000	07/01/32		152,823
185,023	6.500	04/01/34		210,781
353,891	5.500	02/01/38		385,865
74,280	5.500	04/01/38		80,991
412,061	5.500	08/01/38		448,204
1,000,000	4.000	TBA-30yr	(h)	1,054,922

				2,442,188

FNMA – 11.9%
97,939	2.800	03/01/18		102,907
395,198	3.740	05/01/18		434,471
110,000	3.840	05/01/18		120,642
300,000	4.506	06/01/19		337,776
98,358	3.416	10/01/20		105,483
98,408	3.632	12/01/20		106,769
295,463	3.763	12/01/20		322,588
98,577	5.500	09/01/23		108,179
46,378	5.500	10/01/23		50,965
409,923	5.500	05/01/25		447,700
24,555	7.000	11/01/30		27,488
47,837	7.500	03/01/31		55,195
187,830	4.000	10/01/31		201,209

Principal Amount		Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
	FNMA – (continued)
	$48,607	4.500%	09/01/33		$52,019
	129,015	6.000	11/01/35		144,256
	330,665	5.000	01/01/39		362,465
	37,738	4.500	04/01/39		41,068
	212,160	4.500	11/01/39		226,931
	2,000,001	4.500	05/01/40		2,142,596
	208,615	4.500	09/01/40		223,489
	111,913	5.000	02/01/41		122,222
	2,152,102	4.500	04/01/41		2,309,242
	94,532	5.000	05/01/41		102,745
	643,939	5.000	10/01/41		702,446
	847,900	4.500	11/01/41		909,811
	3,000,000	3.500	TBA-30yr	(h)	3,115,312
	2,000,000	4.000	TBA-30yr	(h)	2,115,625

					14,991,599

	TOTAL FEDERAL AGENCIES				$19,085,851

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $21,600,162)				$21,871,264

	Agency Debentures – 1.2%
	FHLMC
	$100,000	0.500%	10/15/13		$100,249
EUR	100,000	4.375	01/15/14		139,131
	$300,000	1.000	03/08/17		299,772
	400,000	2.375	01/13/22		402,377
	FNMA(c)
	500,000	0.405	05/17/13		500,670
	Tennessee Valley Authority(b)
	100,000	5.375	04/01/56		128,869

	TOTAL AGENCY DEBENTURES
	(Cost $1,530,675)				$1,571,068

	Asset-Backed Securities – 3.0%
	Collateralized Loan Obligations(c) – 2.2%
	Black Diamond CLO Ltd. Series 2005-1A, Class A1A(e)
	$293,507	0.724%	06/20/17		$287,808
	Greywolf CLO Ltd. Series 2007-1A, Class A(e)
	490,916	0.738	02/18/21		456,927
	Jasper CLO Ltd. Series 2005-1A, Class A(e)
	467,715	0.736	08/01/17		440,519
	KKR Financial CLO Ltd. Series 2007-1A, Class A(e)
	841,287	0.853	05/15/21		796,335
	Westchester CLO Ltd. Series 2007-1X, Class A1A
	826,089	0.691	08/01/22		757,471

					2,739,060

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

	Asset-Backed Securities – (continued)
	Home Equity – 0.3%
	CIT Mortgage Loan Trust Series 2007-1, Class 2A1(c)(e)
	$26,358	1.239%	10/25/37	$26,388
	CIT Mortgage Loan Trust Series 2007-1, Class 2A2(c)(e)
	120,000	1.489	10/25/37	95,542
	CIT Mortgage Loan Trust Series 2007-1, Class 2A3(c)(e)
	210,000	1.689	10/25/37	93,300
	Countrywide Home Equity Loan Trust Series 2003-D, Class A(c)
	50,288	0.500	06/15/29	45,862
	Countrywide Home Equity Loan Trust Series 2004-N, Class 2A(c)
	125,197	0.520	02/15/34	74,678
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	37,650	7.000	09/25/37	29,540
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	50,900	7.000	09/25/37	37,233

				402,543

	Manufactured Housing – 0.1%
	Mid-State Trust Series 4, Class A
	82,824	8.330	04/01/30	83,297

	Student Loan(c) – 0.4%
	Brazos Higher Education Authority, Inc. Series 2011-2, Class A2
	300,000	1.316	07/25/29	297,528
	Knowledgeworks Foundation Student Loan Series 2010-1, Class A
	264,691	1.441	02/25/42	259,827

				557,355

	TOTAL ASSET-BACKED SECURITIES
	(Cost $3,918,469)			$3,782,255

	Foreign Debt Obligations – 1.4%
	Sovereign – 1.2%
	Hellenic Republic Government Bond(i)
EUR	10,000	2.000%	02/24/32	$2,554
	20,000	2.000	02/24/35	5,075
	10,000	2.000	02/24/37	2,535
	10,000	2.000	02/24/38	2,537
	10,000	2.000	02/24/40	2,518
	20,000	2.000	02/24/41	5,038
	10,000	2.000	02/24/42	2,515
	Mexican Bonos
MXN	3,100,100	7.750	11/13/42	246,843
	Mexico Cetes(j)
	2,604,000	0.000	06/14/12	198,904
	2,379,300	0.000	10/18/12	178,910
	Republic of Colombia
	$100,000	6.125	01/18/41	126,250
	Republic of Indonesia
	100,000	8.500	10/12/35	145,500
	Republic of South Africa
ZAR	1,115,000	6.750	03/31/21	135,150
	780,000	10.500	12/21/26	120,109

Principal Amount		Interest Rate	Maturity Date	Value

	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	Republic of Venezuela
	$370,000	11.950%	08/05/31	$371,850

				1,546,288

	Supranational – 0.2%
	North American Development Bank
	200,000	4.375	02/11/20	223,109

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $1,763,058)			$1,769,397

	Government Guarantee Obligations – 0.3%
	Danske Bank AS(e)(k)
	$100,000	2.500%	05/10/12	$100,034
	Israel Government AID Bond(l)
	200,000	5.500	09/18/23	256,214

	TOTAL GOVERNMENT GUARANTEE OBLIGATIONS – 0.3%
	(Cost $351,003)			$356,248

	Municipal Debt Obligations – 0.2%
	California – 0.2%
	California State GO Bonds Build America Taxable Series 2009
	$75,000	7.500%	04/01/34	$96,041
	California State GO Bonds Build America Taxable Series 2010
	80,000	7.950	03/01/36	94,136

				190,177

	Illinois – 0.0%
	Illinois State GO Bonds Build America Series 2010
	50,000	7.350	07/01/35	57,107

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $204,131)			$247,284

	Structured Note(c) – 0.3%
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.)
BRL	620,680	6.000%	08/15/40	$391,441
	(Cost $372,941)

	U.S. Treasury Obligations – 9.1%
	United States Treasury Bonds
	$500,000	4.750%	02/15/41	$664,410
	United States Treasury Inflation Protected Securities
	215,390	0.625	04/15/13	219,663
	117,027	1.875	07/15/15	130,358
	United States Treasury Notes
	100,000	0.375	07/31/13	100,184
	1,900,000	0.250	10/31/13	1,900,380
	4,600,000	0.125	12/31/13	4,590,524
	1,300,000	0.625 (b)	07/15/14	1,309,490

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – (continued)
United States Treasury Notes – (continued)
$200,000	0.375%	11/15/14	$200,196
100,000	0.250	12/15/14	99,756
200,000	0.250	01/15/15	199,454
1,100,000	0.250	02/15/15	1,096,315
300,000	0.875	04/30/17	300,915
600,000	1.250	04/30/19	597,186

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $11,422,280)			$11,408,831

Short-term Investment(m) – 1.0%
Repurchase Agreement – 1.0%
Joint Repurchase Agreement Account II
$1,300,000	0.211%	05/01/12	$1,300,000
(Cost $1,300,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $114,963,528)			$126,738,343

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(c)(n) – 1.4%
Financial Square Money Market Fund
1,746,775	0.182%	$1,746,775
(Cost $1,746,775)

TOTAL INVESTMENTS – 102.1%
(Cost $116,710,303)		$128,485,118

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.1)%		(2,599,051)

NET ASSETS – 100.0%		$125,886,067

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2012.
(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,764,954, which represents approximately 3.8% of net assets as of April 30, 2012.
(f)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(g)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(h)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $6,285,859 which represents approximately 5.0% of net assets as of April 30, 2012.
(i)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2012.
(j)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.
(k)	Guaranteed by a foreign government until maturity.
(l)	Guaranteed by the United States Government until maturity.
(m)	Joint repurchase agreement was entered into on April 30, 2012. Additional information appears on page 85.
(n)	Represents an affiliated issuer.

Currency Abbreviations:
BRL	—Brazilian Real
EUR	—Euro
GBP	—British Pound
MXN	—Mexican Peso
ZAR	—South African Rand

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
NCUA	—National Credit Union Administration

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Barclays Bank PLC	USD/EUR	05/11/12	$166,664	$598
Citibank NA	USD/BRL	07/18/12	364,339	14,897
TOTAL				$15,495

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Royal Bank of Canada	USD/MXN	05/25/12	$249,814	$(3,796)
UBS AG (London)	USD/ZAR	06/08/12	230,710	(1,943)
Westpac Banking Corp.	USD/GBP	05/31/12	163,323	(980)
TOTAL				$(6,719)

FORWARD SALES CONTRACT — At April 30, 2012, the Fund had the following forward sales contract:

Description	Interest Rate	Maturity Date(h)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Receivable: $4,222,331)	4.500%	TBA - 30yr	05/14/12	$(4,000,000)	$(4,282,812)

FUTURES CONTRACTS — At April 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(4)	March 2013	$(994,700)	$(10,510)
Eurodollars	12	March 2014	2,979,150	3,754
Eurodollars	14	June 2014	3,472,350	12,632
Eurodollars	35	September 2014	8,670,813	17,529
Eurodollars	(12)	March 2015	(2,963,850)	(4,407)
Eurodollars	(35)	September 2015	(8,615,250)	(22,923)
Eurodollars	(14)	December 2015	(3,440,150)	(19,631)
S&P 500 E-Mini Index	40	June 2012	2,787,200	7,174
Ultra Long U.S. Treasury Bonds	14	June 2012	2,209,375	16,685
10 Year German Euro-Bund	8	June 2012	1,494,087	25,136
5 Year U.S. Treasury Notes	42	June 2012	5,199,469	43,381
10 Year U.S. Treasury Notes	41	June 2012	5,423,531	77,607
30 Year U.S. Treasury Bonds	(1)	June 2012	(142,875)	(654)
TOTAL				$145,773

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At April 30, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Deutsche Bank Securities, Inc.	$1,300	06/20/19	3 month LIBOR	2.000%	$(17,383)	$(17,001)
JPMorgan Securities, Inc.	500	06/20/17	3 month LIBOR	1.750	(7,199)	(7,497)
	200	06/20/27	2.750%	3 month LIBOR	3,581	2,225
	100	06/20/42	3 month LIBOR	2.750	(909)	2,644
TOTAL					$(21,910)	$(19,629)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to April 30, 2012.

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at April 30, 2012(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$200	(1.000)%	06/20/14	0.499%	$(1,572)	$(804)
Barclays Bank PLC	iTraxx SovX Western Europe Index 6	70	(1.000)	12/20/16	2.275	6,771	(3,071)
Credit Suisse International (London)	iTraxx SovX Western Europe Index 6	40	(1.000)	12/20/16	2.275	3,863	(1,749)
Deutsche Bank Securities, Inc.	iTraxx SovX Western Europe Index 6	120	(1.000)	12/20/16	2.275	12,766	(6,423)
JPMorgan Securities, Inc.	CDX North America Investment Grade Index 16	1,700	(1.000)	06/20/14	0.499	(14,955)	(5,234)
Morgan Stanley & Co.	CDX North America Investment Grade Index 16	400	(1.000)	06/20/14	0.499	(2,930)	(1,821)
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	700	1.000	06/20/16	0.854	827	4,102
Morgan Stanley & Co.	CDX North America Investment Grade Index 16	800	1.000	06/20/16	0.854	903	4,730
TOTAL						$5,673	$(10,270)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — For the six months ended April 30, 2012, the Fund had the following written swaptions activity:

	Notional Amount	Premiums Received
Contracts Outstanding October 31, 2011	$—	$—
Contracts Written	45	11,149
Contracts Bought to Close	(45)	(11,149)
Contracts Expired	—	—
Contracts Outstanding April 30, 2012	$—	$—

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Schedule of Investments

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – 98.0%
Aerospace & Defense – 2.5%
29,559	Alliant Techsystems, Inc.	$1,575,495
58,518	BE Aerospace, Inc.*	2,752,101
1,975	Goodrich Corp.	247,783
66,061	Northrop Grumman Corp.	4,180,340
58,200	The Boeing Co.	4,469,760
31,162	United Technologies Corp.	2,544,066

		15,769,545

Air Freight & Logistics – 1.8%
75,842	FedEx Corp.	6,692,298
59,613	United Parcel Service, Inc. Class B	4,658,160

		11,350,458

Automobiles – 0.3%
53,426	General Motors Co.*	1,228,798
28,736	Thor Industries, Inc.	972,139

		2,200,937

Beverages – 3.3%
13,634	Beam, Inc.	774,139
11,641	Brown-Forman Corp. Class B	1,005,200
8,687	Coca-Cola Enterprises, Inc.	261,652
75,822	Constellation Brands, Inc. Class A*	1,637,755
29,223	Dr. Pepper Snapple Group, Inc.	1,185,869
69,979	Molson Coors Brewing Co. Class B	2,909,727
42,117	Monster Beverage Corp.*	2,735,920
87,742	PepsiCo., Inc.	5,790,972
67,392	The Coca-Cola Co.	5,143,358

		21,444,592

Biotechnology – 4.7%
32,928	Alexion Pharmaceuticals, Inc.*	2,974,057
102,945	Amgen, Inc.	7,320,419
68,249	Biogen Idec, Inc.*	9,146,048
184,851	Gilead Sciences, Inc.*	9,614,101
25,533	United Therapeutics Corp.*	1,117,069

		30,171,694

Building Products* – 0.1%
26,935	Fortune Brands Home & Security, Inc.	612,502

Capital Markets – 0.6%
5,417	Greenhill & Co., Inc.	210,450
7,245	Raymond James Financial, Inc.	265,312
77,768	SEI Investments Co.	1,570,136
3,752	T. Rowe Price Group, Inc.	236,808
75,057	The Bank of New York Mellon Corp.	1,775,098

		4,057,804

Chemicals – 1.9%
58,241	Airgas, Inc.	5,337,205
3,857	CF Industries Holdings, Inc.	744,632
61,917	Eastman Chemical Co.	3,341,660

Shares	Description	Value

Common Stocks – (continued)
Chemicals – (continued)
150,223	Huntsman Corp.	$2,127,158
4,950	Westlake Chemical Corp.	316,553

		11,867,208

Commercial Banks – 0.0%
4,173	PNC Financial Services Group, Inc.	276,753

Commercial Services & Supplies* – 0.1%
32,620	Copart, Inc.	861,494

Communications Equipment – 2.9%
382,045	Cisco Systems, Inc.	7,698,207
36,832	Juniper Networks, Inc.*	789,310
142,542	QUALCOMM, Inc.	9,099,881
15,275	Riverbed Technology, Inc.*	301,376
203,216	Tellabs, Inc.	766,124

		18,654,898

Computers & Peripherals – 10.7%
82,852	Apple, Inc.*	48,405,452
360,614	Dell, Inc.*	5,903,251
116,709	NetApp, Inc.*	4,531,810
16,914	QLogic Corp.*	291,767
61,968	Seagate Technology PLC	1,906,136
192,776	Western Digital Corp.*	7,481,637

		68,520,053

Consumer Finance – 0.4%
51,516	Capital One Financial Corp.	2,858,108

Diversified Consumer Services(a) – 0.3%
26,635	Weight Watchers International, Inc.	2,023,195

Diversified Financial Services – 0.9%
96,884	Citigroup, Inc.	3,201,047
66,210	JPMorgan Chase & Co.	2,845,706

		6,046,753

Diversified Telecommunication Services – 0.0%
8,432	AT&T, Inc.	277,497

Electrical Equipment – 0.4%
53,130	Emerson Electric Co.	2,791,450

Electronic Equipment, Instruments & Components* – 1.1%
294,908	Ingram Micro, Inc. Class A	5,738,910
133,186	Vishay Intertechnology, Inc.	1,494,347

		7,233,257

Energy Equipment & Services – 0.1%
8,887	Schlumberger Ltd.	658,882

Food & Staples Retailing – 2.4%
171,258	CVS Caremark Corp.	7,641,532
211,284	Walgreen Co.	7,407,617

		15,049,149

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Food Products – 3.9%
250,134	Archer-Daniels-Midland Co.	$7,711,631
120,187	Bunge Ltd.	7,752,061
8,429	ConAgra Foods, Inc.	217,637
86,870	Dean Foods Co.*	1,066,764
22,400	Hormel Foods Corp.	650,944
54,045	Smithfield Foods, Inc.*	1,132,783
349,898	Tyson Foods, Inc. Class A	6,385,639

		24,917,459

Health Care Equipment & Supplies – 1.2%
467,767	Boston Scientific Corp.*	2,928,221
56,049	CareFusion Corp.*	1,452,229
43,595	DENTSPLY International, Inc.	1,790,011
19,428	Hill-Rom Holdings, Inc.	630,439
14,006	Sirona Dental Systems, Inc.*	707,443

		7,508,343

Health Care Providers & Services – 2.7%
72,550	Cardinal Health, Inc.	3,066,688
111,124	Coventry Health Care, Inc.	3,332,609
88,763	Humana, Inc.	7,161,399
26,935	McKesson Corp.	2,462,128
22,812	WellPoint, Inc.	1,547,110

		17,569,934

Hotels, Restaurants & Leisure – 2.0%
5,429	Choice Hotels International, Inc.	204,239
175,855	Marriott International, Inc. Class A	6,874,172
24,402	Marriott Vacations Worldwide Corp.*	720,591
9,971	McDonald’s Corp.	971,674
28,857	Wynn Resorts Ltd.	3,849,524

		12,620,200

Household Durables – 1.1%
61,195	Leggett & Platt, Inc.	1,332,215
3,099	Mohawk Industries, Inc.*	207,695
95,382	Tempur-Pedic International, Inc.*	5,612,277

		7,152,187

Household Products – 0.5%
51,621	The Procter & Gamble Co.	3,285,160

Industrial Conglomerates – 0.1%
37,350	General Electric Co.	731,313

Insurance* – 1.3%
100,985	Berkshire Hathaway, Inc. Class B	8,124,243

Internet & Catalog Retail*(b) – 0.9%
25,961	Amazon.com, Inc.	6,020,356

Internet Software & Services – 2.6%
22,528	Google, Inc. Class A*	13,634,622
71,674	VeriSign, Inc.	2,946,518

		16,581,140

Shares	Description	Value

Common Stocks – (continued)
IT Services – 5.0%
124,752	Accenture PLC Class A	$8,102,642
85,007	Amdocs Ltd.*	2,720,224
49,458	Computer Sciences Corp.	1,387,792
85,279	International Business Machines Corp.	17,659,575
26,040	Lender Processing Services, Inc.	691,362
14,370	Visa, Inc. Class A	1,767,223

		32,328,818

Leisure Equipment & Products – 0.2%
13,748	Polaris Industries, Inc.	1,092,141

Machinery – 2.4%
64,872	AGCO Corp.*	3,021,089
8,197	Donaldson Co., Inc.	284,108
5,037	Graco, Inc.	268,523
65,364	Harsco Corp.	1,457,617
28,864	Stanley Black & Decker, Inc.	2,111,690
113,178	The Toro Co.	8,087,700
9,915	Trinity Industries, Inc.	293,484

		15,524,211

Media – 3.5%
227,008	DIRECTV Class A*	11,184,684
239,414	DISH Network Corp. Class A	7,654,065
94,867	News Corp. Class A	1,859,393
29,221	Pandora Media, Inc.*(a)	251,301
83,283	Regal Entertainment Group Class A	1,133,482
6,115	Time Warner, Inc.	229,068

		22,311,993

Metals & Mining – 0.2%
122,296	Alcoa, Inc.	1,189,940
26,809	Commercial Metals Co.	396,237

		1,586,177

Multi-Utilities – 0.1%
7,091	Integrys Energy Group, Inc.	387,452

Multiline Retail – 2.2%
33,760	Big Lots, Inc.*	1,236,966
15,617	Dillard’s, Inc. Class A	1,008,234
69,093	Dollar Tree, Inc.*	7,023,994
67,705	Family Dollar Stores, Inc.	4,573,473

		13,842,667

Oil, Gas & Consumable Fuels – 9.4%
7,649	Apache Corp.	733,845
61,735	Chevron Corp.	6,578,482
35,614	Cimarex Energy Co.	2,461,284
105,486	ConocoPhillips	7,555,962
14,310	Devon Energy Corp.	999,553
272,483	Exxon Mobil Corp.	23,526,182
34,952	Hess Corp.	1,822,397
67,158	HollyFrontier Corp.	2,069,810
146,993	Marathon Petroleum Corp.	6,116,379
41,607	Murphy Oil Corp.	2,287,137

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
32,350	Occidental Petroleum Corp.	$2,950,967
9,990	Southwestern Energy Co.*	315,484
92,573	Tesoro Corp.*	2,152,322
23,097	WPX Energy, Inc.*	405,814

		59,975,618

Paper & Forest Products – 0.2%
13,024	Domtar Corp.	1,139,340

Personal Products – 0.7%
59,874	Herbalife Ltd.	4,210,340

Pharmaceuticals – 1.0%
126,078	Eli Lilly & Co.	5,218,368
30,952	Merck & Co., Inc.	1,214,557

		6,432,925

Professional Services – 0.4%
46,383	Manpower, Inc.	1,975,916
22,021	Robert Half International, Inc.	656,226

		2,632,142

Real Estate Investment Trusts – 2.6%
159,987	American Tower Corp.	10,491,947
128,042	Rayonier, Inc.	5,806,705
1,483	Simon Property Group, Inc.	230,755

		16,529,407

Road & Rail – 0.5%
83,514	CSX Corp.	1,863,197
2,881	Kansas City Southern	221,895
8,057	Norfolk Southern Corp.	587,597
4,146	Union Pacific Corp.	466,176

		3,138,865

Semiconductors & Semiconductor Equipment – 0.4%
34,728	Applied Materials, Inc.	416,389
70,350	Intel Corp.	1,997,940

		2,414,329

Software – 10.3%
18,766	Activision Blizzard, Inc.	241,518
35,870	Adobe Systems, Inc.*	1,203,797
37,648	Autodesk, Inc.*	1,482,202
12,436	BMC Software, Inc.*	513,109
47,784	CA, Inc.	1,262,453
166,366	Intuit, Inc.	9,644,237
904,334	Microsoft Corp.	28,956,775
617,148	Oracle Corp.	18,137,980
54,335	Symantec Corp.*	897,614
46,758	Synopsys, Inc.*	1,403,208
31,378	TIBCO Software, Inc.*	1,032,336
12,779	VMware, Inc. Class A*	1,427,670

		66,202,899

Shares	Description	Value

Common Stocks – (continued)
Specialty Retail – 1.9%
69,840	AutoNation, Inc.*(a)	$2,415,067
16,892	Best Buy Co., Inc.	372,806
40,058	Dick’s Sporting Goods, Inc.	2,026,935
65,876	Foot Locker, Inc.	2,015,147
20,515	Limited Brands, Inc.	1,019,596
76,545	Lowe’s Cos., Inc.	2,408,871
22,234	PetSmart, Inc.	1,295,353
6,244	TJX Cos., Inc.	260,437
2,785	Ulta Salon, Cosmetics & Fragrance, Inc.	245,581

		12,059,793

Textiles, Apparel & Luxury Goods* – 0.6%
22,910	Fossil, Inc.	2,993,650
5,727	Under Armour, Inc. Class A	560,845

		3,554,495

Tobacco – 4.2%
57,910	Lorillard, Inc.	7,834,644
209,595	Philip Morris International, Inc.	18,760,848

		26,595,492

Trading Companies & Distributors – 1.2%
42,922	MSC Industrial Direct Co., Inc. Class A	3,163,781
15,692	W.W. Grainger, Inc.	3,261,112
15,396	WESCO International, Inc.*	1,022,140

		7,447,033

Wireless Telecommunication Services* – 0.2%
461,537	Sprint Nextel Corp.	1,144,612

TOTAL COMMON STOCKS
(Cost $519,190,775)		$627,787,313

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(c) – 2.1%
Repurchase Agreement – 2.1%
Joint Repurchase Agreement Account II
$13,600,000	0.211%	05/01/12	$13,600,000
(Cost $13,600,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $532,790,775)			$641,387,313

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 0.5%
Financial Square Money Market Fund
3,116,750	0.182%	$3,116,750
(Cost $3,116,750)

TOTAL INVESTMENTS – 100.6%
(Cost $535,907,525)		$644,504,063

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%		(4,053,923)

NET ASSETS – 100.0%		$640,450,140

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Joint repurchase agreement was entered into on April 30, 2012. Additional information appears on page 85.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2012.
(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	150	June 2012	$10,452,000	$140,100

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Schedule of Investments

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – 100.9%
Aerospace & Defense – 1.3%
11,533	Alliant Techsystems, Inc.	$614,709
26,295	BE Aerospace, Inc.*	1,236,654
72,398	Northrop Grumman Corp.	4,581,345
6,500	The Boeing Co.	499,200

		6,931,908

Air Freight & Logistics – 0.7%
43,280	FedEx Corp.	3,819,027

Automobiles – 0.2%
9,872	General Motors Co.*	227,056
23,403	Thor Industries, Inc.	791,724

		1,018,780

Beverages – 0.7%
7,522	Beam, Inc.	427,099
7,126	Brown-Forman Corp. Class B	615,330
60,452	Constellation Brands, Inc. Class A*	1,305,763
31,984	Molson Coors Brewing Co. Class B	1,329,895

		3,678,087

Biotechnology – 3.4%
7,208	Alexion Pharmaceuticals, Inc.*	651,027
120,588	Amgen, Inc.	8,575,013
25,219	Biogen Idec, Inc.*	3,379,598
88,055	Gilead Sciences, Inc.*	4,579,740
12,995	United Therapeutics Corp.*	568,531

		17,753,909

Capital Markets – 3.0%
15,835	Greenhill & Co., Inc.	615,190
121,776	Morgan Stanley	2,104,289
25,516	Raymond James Financial, Inc.	934,396
257,196	SEI Investments Co.	5,192,787
10,159	State Street Corp.	469,549
275,399	The Bank of New York Mellon Corp.	6,513,187

		15,829,398

Chemicals – 0.4%
7,769	Airgas, Inc.	711,951
13,316	Eastman Chemical Co.	718,665
61,663	Huntsman Corp.	873,148

		2,303,764

Commercial Banks – 4.3%
41,295	City National Corp.	2,199,372
15,485	Cullen/Frost Bankers, Inc.	912,995
39,079	East West Bancorp, Inc.	889,829
130,624	KeyCorp.	1,050,217
14,284	M&T Bank Corp.	1,232,281
78,266	PNC Financial Services Group, Inc.	5,190,601
327,800	Wells Fargo & Co.	10,958,354

		22,433,649

Shares	Description	Value

Common Stocks – (continued)
Communications Equipment – 1.6%
66,138	Brocade Communications Systems, Inc.*	$366,404
353,837	Cisco Systems, Inc.	7,129,816
27,180	Juniper Networks, Inc.*	582,467

		8,078,687

Computers & Peripherals – 3.0%
123,252	Dell, Inc.*	2,017,635
144,834	Hewlett-Packard Co.	3,586,090
48,746	NetApp, Inc.*	1,892,807
13,465	QLogic Corp.*	232,271
37,439	Seagate Technology PLC	1,151,624
179,680	Western Digital Corp.*	6,973,381

		15,853,808

Construction & Engineering – 0.1%
6,791	URS Corp.	280,536

Consumer Finance – 1.5%
138,583	Capital One Financial Corp.	7,688,585

Diversified Consumer Services – 0.2%
10,964	Weight Watchers International, Inc.	832,825

Diversified Financial Services – 6.3%
834,877	Bank of America Corp.	6,770,853
311,680	Citigroup, Inc.	10,297,907
8,253	CME Group, Inc.	2,193,812
313,394	JPMorgan Chase & Co.	13,469,674

		32,732,246

Diversified Telecommunication Services(a) – 3.6%
575,220	AT&T, Inc.	18,930,490

Electric Utilities – 1.3%
325,395	Duke Energy Corp.	6,973,215

Electronic Equipment, Instruments & Components – 1.2%
207,424	Ingram Micro, Inc. Class A*	4,036,471
10,822	National Instruments Corp.	294,358
188,336	Vishay Intertechnology, Inc.*	2,113,130

		6,443,959

Food & Staples Retailing – 1.6%
111,342	CVS Caremark Corp.	4,968,080
50,073	SUPERVALU, Inc.(b)	297,434
82,560	Walgreen Co.	2,894,553

		8,160,067

Food Products – 4.6%
214,873	Archer-Daniels-Midland Co.	6,624,534
101,024	Bunge Ltd.	6,516,048
163,321	Dean Foods Co.*	2,005,582
11,510	Hormel Foods Corp.	334,481
53,547	Smithfield Foods, Inc.*	1,122,345
5,490	The Hershey Co.	367,885
377,983	Tyson Foods, Inc. Class A	6,898,190

		23,869,065

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Supplies* – 0.4%
340,058	Boston Scientific Corp.	$2,128,763

Health Care Providers & Services – 2.8%
21,675	Cardinal Health, Inc.	916,202
146,789	Coventry Health Care, Inc.	4,402,202
87,480	Humana, Inc.	7,057,887
32,759	WellPoint, Inc.	2,221,715

		14,598,006

Hotels, Restaurants & Leisure – 1.3%
17,857	Carnival Corp.	580,174
145,547	Marriott International, Inc. Class A	5,689,432
12,619	Marriott Vacations Worldwide Corp.*	372,639
1,796	Wynn Resorts Ltd.	239,587

		6,881,832

Household Durables – 1.2%
11,473	Leggett & Platt, Inc.	249,767
33,297	Mohawk Industries, Inc.*	2,231,565
66,777	Tempur-Pedic International, Inc.*	3,929,159

		6,410,491

Household Products – 2.0%
163,387	The Procter & Gamble Co.	10,397,949

Industrial Conglomerates – 2.7%
726,379	General Electric Co.	14,222,501

Insurance – 6.8%
11,875	ACE Ltd.	902,144
18,244	Allied World Assurance Co. Holdings Ltd.	1,312,838
31,382	American Financial Group, Inc.	1,221,387
220,308	Berkshire Hathaway, Inc. Class B*	17,723,779
42,778	Lincoln National Corp.	1,059,611
67,820	MetLife, Inc.	2,443,555
19,976	Old Republic International Corp.	198,761
9,550	Protective Life Corp.	279,433
42,568	Reinsurance Group of America, Inc.	2,474,903
10,543	StanCorp Financial Group, Inc.	404,640
297,886	Unum Group	7,071,814
5,362	W.R. Berkley Corp.	201,933

		35,294,798

Internet Software & Services – 0.3%
2,302	Google, Inc. Class A*	1,393,240
5,666	VeriSign, Inc.	232,929

		1,626,169

IT Services – 0.3%
4,522	Accenture PLC Class A	293,704
18,045	Computer Sciences Corp.	506,343
10,731	Lender Processing Services, Inc.	284,908
2,382	Visa, Inc. Class A	292,938

		1,377,893

Shares	Description	Value

Common Stocks – (continued)
Leisure Equipment & Products – 0.1%
5,123	Polaris Industries, Inc.	$406,971

Machinery – 1.1%
80,825	The Toro Co.	5,775,755

Media – 3.7%
135,964	DIRECTV Class A*	6,698,946
213,917	DISH Network Corp. Class A	6,838,927
172,820	News Corp. Class A	3,387,272
46,119	Pandora Media, Inc.*(b)	396,623
59,247	Regal Entertainment Group Class A(b)	806,352
32,079	Time Warner, Inc.	1,201,679

		19,329,799

Metals & Mining – 0.7%
26,266	Newmont Mining Corp.	1,251,575
45,348	Reliance Steel & Aluminum Co.	2,534,500

		3,786,075

Multi-Utilities – 2.9%
29,570	Ameren Corp.	969,600
85,105	Consolidated Edison, Inc.	5,059,492
121,507	Integrys Energy Group, Inc.	6,639,143
27,374	MDU Resources Group, Inc.	627,960
48,916	NiSource, Inc.	1,205,779
16,433	PG&E Corp.	726,010

		15,227,984

Multiline Retail – 2.1%
47,210	Big Lots, Inc.*	1,729,774
11,822	Dillard’s, Inc. Class A	763,228
53,628	Dollar Tree, Inc.*	5,451,823
45,264	Family Dollar Stores, Inc.	3,057,583

		11,002,408

Oil, Gas & Consumable Fuels – 10.3%
2,035	Apache Corp.	195,238
136,534	Chevron Corp.	14,549,063
51,031	Cimarex Energy Co.	3,526,752
193,952	ConocoPhillips	13,892,782
29,190	Devon Energy Corp.	2,038,922
31,675	Exxon Mobil Corp.	2,734,820
45,164	Hess Corp.	2,354,851
63,465	HollyFrontier Corp.	1,955,991
133,333	Marathon Petroleum Corp.	5,547,986
35,230	Murphy Oil Corp.	1,936,593
5,193	Occidental Petroleum Corp.	473,705
159,250	Valero Energy Corp.	3,933,475
38,400	WPX Energy, Inc.*	674,688

		53,814,866

Paper & Forest Products – 0.3%
14,960	Domtar Corp.	1,308,701

Personal Products – 0.5%
36,150	Herbalife Ltd.	2,542,068

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals – 6.6%
133,481	Eli Lilly & Co.	$5,524,779
20,132	Forest Laboratories, Inc.*	701,198
68,315	Johnson & Johnson	4,446,623
196,973	Merck & Co., Inc.	7,729,220
699,042	Pfizer, Inc.	16,029,033

		34,430,853

Professional Services – 0.7%
70,360	Manpower, Inc.	2,997,336
17,711	Robert Half International, Inc.	527,788

		3,525,124

Real Estate Investment Trusts – 3.9%
104,706	American Tower Corp.	6,866,619
151,885	Rayonier, Inc.	6,887,985
8,262	Senior Housing Properties Trust	182,425
41,241	Simon Property Group, Inc.	6,417,100

		20,354,129

Road & Rail – 1.1%
32,016	Norfolk Southern Corp.	2,334,927
29,467	Union Pacific Corp.	3,313,269

		5,648,196

Semiconductors & Semiconductor Equipment – 1.5%
273,454	Intel Corp.	7,766,094

Software – 4.4%
18,663	Autodesk, Inc.*	734,762
16,304	CA, Inc.	430,752
104,441	Intuit, Inc.	6,054,445
200,281	Microsoft Corp.	6,412,998
232,034	Oracle Corp.	6,819,479
72,969	Symantec Corp.*	1,205,448
35,757	Synopsys, Inc.*	1,073,067
2,361	VMware, Inc. Class A*	263,771

		22,994,722

Specialty Retail – 1.6%
45,072	AutoNation, Inc.*(b)	1,558,590
50,709	Best Buy Co., Inc.	1,119,147
17,758	Dick’s Sporting Goods, Inc.	898,555
68,181	Foot Locker, Inc.	2,085,657
79,568	Lowe’s Cos., Inc.	2,504,005

		8,165,954

Textiles, Apparel & Luxury Goods* – 0.2%
8,086	Fossil, Inc.	1,056,598

Thrifts & Mortgage Finance – 0.1%
20,343	BankUnited, Inc.	500,438
13,297	New York Community Bancorp, Inc.	179,376

		679,814

Shares	Description	Value

Common Stocks – (continued)
Tobacco – 1.7%
58,919	Lorillard, Inc.	$7,971,152
18,011	Reynolds American, Inc.	735,389

		8,706,541

Trading Companies & Distributors – 0.3%
15,823	MSC Industrial Direct Co., Inc. Class A	1,166,313
5,838	WESCO International, Inc.*	387,585

		1,553,898

Wireless Telecommunication Services* – 0.3%
675,861	Sprint Nextel Corp.	1,676,135

TOTAL COMMON STOCKS
(Cost $431,904,359)		$526,303,092

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(c) – 2.2%
Repurchase Agreement – 2.2%
Joint Repurchase Agreement Account II
$11,600,000	0.211%	05/01/12	$11,600,000
(Cost $11,600,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $443,504,359)			$537,903,092

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 0.6%
Financial Square Money Market Fund
2,926,400	0.182%	$2,926,400
(Cost $2,926,400)

TOTAL INVESTMENT – 103.7%
(Cost $446,430,759)		$540,829,492

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.7)%		(19,051,167)

NET ASSETS – 100.0%		$521,778,325

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is segregated as collateral for initial margin requirement on futures transactions.
(b)	All or a portion of security is on loan.
(c)	Joint repurchase agreement was entered into on April 30, 2012. Additional information appears on page 85.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2012.
(e)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	121	June 2012	$8,431,280	$(62,059)

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – 97.7%
Aerospace & Defense – 0.3%
1,985	American Science and Engineering, Inc.	$129,641
13,128	Ceradyne, Inc.	332,401
1,848	Cubic Corp.	85,433
7,977	Orbital Sciences Corp.*	100,191

		647,666

Air Freight & Logistics* – 0.4%
131,906	Pacer International, Inc.	792,755

Airlines* – 0.1%
3,826	Allegiant Travel Co.	224,816

Auto Components – 0.2%
22,285	Stoneridge, Inc.*	192,097
8,545	Superior Industries International, Inc.	146,205

		338,302

Automobiles – 0.2%
13,722	Thor Industries, Inc.	464,215

Beverages* – 1.8%
141,545	National Beverage Corp.	2,103,359
12,953	The Boston Beer Co., Inc. Class A(a)	1,338,304

		3,441,663

Biotechnology* – 2.9%
25,616	Affymax, Inc.	335,826
51,603	Aveo Pharmaceuticals, Inc.	593,434
27,182	Cubist Pharmaceuticals, Inc.	1,149,255
17,783	Emergent Biosolutions, Inc.	250,029
64,748	Enzon Pharmaceuticals, Inc.(a)	403,380
9,647	Momenta Pharmaceuticals, Inc.	153,194
378,256	Nabi Biopharmaceuticals	631,688
143,555	Progenics Pharmaceuticals, Inc.	1,577,669
861	Regeneron Pharmaceuticals, Inc.	116,459
21,995	Spectrum Pharmaceuticals, Inc.(a)	233,807

		5,444,741

Building Products – 0.9%
28,486	American Woodmark Corp.	511,324
32,734	Universal Forest Products, Inc.	1,224,251

		1,735,575

Capital Markets – 2.6%
2,970	Capital Southwest Corp.	284,288
36,035	GAMCO Investors, Inc. Class A	1,623,737
39,524	Gladstone Capital Corp.	316,587
19,523	Greenhill & Co., Inc.	758,469
42,290	Hercules Technology Growth Capital, Inc.	482,529
31,054	Knight Capital Group, Inc. Class A*	408,050
70,569	NGP Capital Resources Co.	429,765

Shares	Description	Value

Common Stocks – (continued)
Capital Markets – (continued)
76,498	Pzena Investment Management, Inc. Class A	$450,573
5,075	Raymond James Financial, Inc.	185,847

		4,939,845

Chemicals – 2.4%
19,866	A. Schulman, Inc.	488,902
57,117	Kraton Performance Polymers, Inc.*	1,485,042
10,138	LSB Industries, Inc.*	343,881
69,512	Spartech Corp.*	339,219
20,970	Stepan Co.	1,905,334
6,571	Zep, Inc.	93,637

		4,656,015

Commercial Banks – 5.4%
21,572	1st Source Corp.	489,469
198,642	CVB Financial Corp.	2,298,288
94,369	First Bancorp	945,577
14,083	First Bancorp, Inc.	204,344
24,102	First Interstate BancSystem, Inc.	339,597
53,628	First Niagara Financial Group, Inc.	479,434
73,138	Great Southern Bancorp, Inc.	1,758,238
125,333	International Bancshares Corp.	2,472,820
45,662	Popular, Inc.*	81,278
67,602	Renasant Corp.	1,081,632
8,450	State Bank Financial Corp.*	145,763

		10,296,440

Commercial Services & Supplies – 0.8%
6,928	ABM Industries, Inc.	161,284
22,751	HNI Corp.	548,754
117,464	Kimball International, Inc. Class B	802,279

		1,512,317

Communications Equipment – 1.7%
6,986	Bel Fuse, Inc. Class B	124,281
30,307	Emulex Corp.*	263,065
167,977	Extreme Networks, Inc.*	643,352
22,897	PC-Tel, Inc.	156,387
9,234	Polycom, Inc.*	122,535
167,114	ShoreTel, Inc.*	800,476
213,627	Symmetricom, Inc.*	1,187,766

		3,297,862

Computers & Peripherals – 2.9%
79,154	Electronics for Imaging, Inc.*	1,412,899
13,846	Fusion-io, Inc.*	355,150
137,498	Imation Corp.*	797,488
37,388	QLogic Corp.*	644,943
314,760	Quantum Corp.*	749,129
9,074	Silicon Graphics International Corp.*(a)	85,659
54,207	STEC, Inc.*	449,376
77,845	Xyratex Ltd.	1,130,309

		5,624,953

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Consumer Finance – 0.5%
22,055	Cash America International, Inc.	$1,031,071

Distributors – 0.1%
3,389	Core-Mark Holding Co., Inc.	130,815

Diversified Consumer Services* – 0.6%
19,170	Ascent Capital Group LLC Class A	987,255
3,700	Coinstar, Inc.	232,323

		1,219,578

Diversified Financial Services – 0.1%
6,598	Compass Diversified Holdings	96,859
6,606	PHH Corp.*	102,393

		199,252

Electric Utilities – 0.2%
5,613	El Paso Electric Co.	171,983
5,293	Portland General Electric Co.	136,718

		308,701

Electrical Equipment – 1.4%
5,944	Brady Corp. Class A	184,442
13,812	Encore Wire Corp.	352,068
226,865	LSI Industries, Inc.	1,554,025
73,367	Vicor Corp.	511,368

		2,601,903

Electronic Equipment, Instruments & Components – 1.8%
65,564	Agilysys, Inc.*	574,341
54,765	Brightpoint, Inc.*	335,162
41,710	Ingram Micro, Inc. Class A*	811,677
26,880	Jabil Circuit, Inc.	630,336
51,543	Methode Electronics, Inc.	435,538
72,993	RadiSys Corp.*	463,505
20,766	Vishay Intertechnology, Inc.*	232,994

		3,483,553

Energy Equipment & Services* – 0.1%
15,065	Parker Drilling Co.	77,886
30,510	Willbros Group, Inc.	164,754

		242,640

Food Products – 3.3%
7,606	Dean Foods Co.*	93,402
48,593	Dole Food Co., Inc.*(a)	412,068
39,600	J&J Snack Foods Corp.	2,219,976
37,057	Lancaster Colony Corp.	2,416,487
157,058	Pilgrim’s Pride Corp.*	1,121,394

		6,263,327

Health Care Equipment & Supplies – 2.2%
44,655	Align Technology, Inc.*	1,416,010
6,067	AngioDynamics, Inc.*	75,109
1,897	Atrion Corp.	437,524
65,110	Invacare Corp.	1,031,993
3,005	Masimo Corp.*	66,501

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
108,226	Medical Action Industries, Inc.*	$597,408
10,833	Sirona Dental Systems, Inc.*	547,175

		4,171,720

Health Care Providers & Services – 3.4%
29,383	AMN Healthcare Services, Inc.*	197,160
137,813	Assisted Living Concepts, Inc. Class A	2,468,231
6,596	Chemed Corp.	398,003
20,768	Kindred Healthcare, Inc.*	200,204
79,132	Molina Healthcare, Inc.*	2,029,736
84,151	PharMerica Corp.*	998,872
30,523	Skilled Healthcare Group, Inc. Class A*	234,111

		6,526,317

Hotels, Restaurants & Leisure* – 2.8%
5,943	Biglari Holdings, Inc.	2,414,819
11,857	Marriott Vacations Worldwide Corp.	350,137
62,044	Papa John’s International, Inc.	2,499,133

		5,264,089

Household Durables – 2.3%
25,813	Blyth, Inc.	2,270,770
14,680	Ethan Allen Interiors, Inc.	340,576
14,918	Hooker Furniture Corp.	176,629
3,281	iRobot Corp.*	77,464
27,474	Tempur-Pedic International, Inc.*	1,616,570

		4,482,009

Household Products* – 1.2%
220,079	Central Garden & Pet Co. Class A	2,352,645

Independent Power Producers & Energy Traders – 0.1%
12,345	Genie Energy Ltd. Class B	102,710

Insurance – 2.4%
6,431	American Equity Investment Life Holding Co.	78,844
1,662	American Financial Group, Inc.	64,685
75,199	CNO Financial Group, Inc.*	546,697
30,026	Flagstone Reinsurance Holdings SA	225,195
9,933	Global Indemnity PLC*	178,893
81,320	Maiden Holdings Ltd.	674,956
1,738	Mercury General Corp.	78,540
55,297	Primerica, Inc.	1,450,440
36,825	Symetra Financial Corp.	447,792
8,947	Tower Group, Inc.	193,076
2,515	Validus Holdings Ltd.	81,738
13,362	W.R. Berkley Corp.	503,213

		4,524,069

Internet Software & Services – 1.5%
6,995	Cornerstone OnDemand, Inc.*	145,356
10,491	Internap Network Services Corp.*	73,857

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Internet Software & Services – (continued)
7,746	LivePerson, Inc.*	$123,006
15,723	LogMeIn, Inc.*	566,185
192,572	Marchex, Inc. Class B(a)	670,151
128,046	RealNetworks, Inc.	1,225,400

		2,803,955

IT Services – 2.7%
7,669	Acxiom Corp.*	105,295
472,507	Ciber, Inc.*	1,965,629
27,001	CSG Systems International, Inc.*	388,814
20,079	Lender Processing Services, Inc.	533,098
613,275	Lionbridge Technologies, Inc.*	1,686,506
5,399	ManTech International Corp. Class A	169,637
49,961	ModusLink Global Solutions, Inc.*	247,307

		5,096,286

Machinery – 4.8%
59,517	Albany International Corp. Class A	1,434,360
20,881	Astec Industries, Inc.*	653,366
55,949	Kadant, Inc.*	1,447,401
29,148	Lydall, Inc.*	307,511
35,436	Miller Industries, Inc.	581,150
21,536	NACCO Industries, Inc. Class A	2,443,690
28,436	Oshkosh Corp.*	649,194
2,077	Sauer-Danfoss, Inc.	89,955
23,239	Tecumseh Products Co. Class A*	88,773
21,559	Tennant Co.	955,064
19,400	The Greenbrier Cos., Inc.*	334,650
3,398	Trinity Industries, Inc.	100,581

		9,085,695

Media – 0.8%
9,419	Arbitron, Inc.	358,393
8,803	Digital Generation, Inc.*	81,692
13,855	Entercom Communications Corp. Class A*	85,762
33,622	Harte-Hanks, Inc.	282,425
161,335	Journal Communications, Inc. Class A*	675,994

		1,484,266

Metals & Mining* – 0.5%
90,042	Golden Star Resources Ltd.	137,764
30,852	Materion Corp.	762,353

		900,117

Multi-Utilities – 0.0%
1,193	Integrys Energy Group, Inc.	65,186

Multiline Retail – 1.3%
166,468	Fred’s, Inc. Class A	2,383,822
10,782	Saks, Inc.*	118,171

		2,501,993

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 3.9%
37,811	Alon USA Energy, Inc.	$341,811
4,381	Contango Oil & Gas Co.*	237,713
33,448	Delek US Holdings, Inc.	545,202
3,824	HollyFrontier Corp.	117,856
77,720	SemGroup Corp. Class A*	2,471,496
13,870	Targa Resources Corp.	667,008
73,796	Tesoro Corp.*(b)	1,715,757
66,754	Western Refining, Inc.	1,271,664
5,729	WPX Energy, Inc.*	100,659

		7,469,166

Paper & Forest Products – 0.6%
7,662	Buckeye Technologies, Inc.	248,325
54,479	KapStone Paper and Packaging Corp.*	983,891

		1,232,216

Pharmaceuticals* – 1.3%
47,544	Jazz Pharmaceuticals PLC	2,426,170

Professional Services – 3.0%
57,440	CDI Corp.	1,018,986
16,303	Insperity, Inc.	444,583
166,110	Kelly Services, Inc. Class A	2,323,879
70,533	Kforce, Inc.*	1,020,612
4,225	Manpower, Inc.	179,985
113,425	Volt Information Sciences, Inc.*	805,317

		5,793,362

Real Estate Investment Trusts – 8.6%
10,989	AG Mortgage Investment Trust, Inc.	217,582
8,174	CBL & Associates Properties, Inc.	152,282
67,814	DuPont Fabros Technology, Inc.	1,841,150
20,336	Equity Lifestyle Properties, Inc.	1,422,300
4,550	Equity One, Inc.	94,549
25,547	Extra Space Storage, Inc.	775,352
191,832	Franklin Street Properties Corp.	1,931,748
6,271	Getty Realty Corp.	99,207
43,461	LTC Properties, Inc.	1,446,382
192,248	MPG Office Trust, Inc.*(a)	405,643
44,669	National Health Investors, Inc.	2,209,775
26,942	Potlatch Corp.	843,285
2,114	PS Business Parks, Inc.	144,281
52,469	Rayonier, Inc.	2,379,469
9,075	Regency Centers Corp.	408,012
5,949	RLJ Lodging Trust	111,722
2,706	Sovran Self Storage, Inc.	142,606
22,253	Taubman Centers, Inc.	1,717,487

		16,342,832

Real Estate Management & Development – 0.8%
22,314	Altisource Portfolio Solutions SA*	1,335,046
3,389	Jones Lang LaSalle, Inc.	270,917

		1,605,963

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Road & Rail – 2.3%
4,618	Genesee & Wyoming, Inc. Class A*	$248,956
72,098	Marten Transport Ltd.	1,519,105
30,946	Universal Truckload Services, Inc.	482,758
87,984	Werner Enterprises, Inc.	2,078,182

		4,329,001

Semiconductors & Semiconductor Equipment – 1.4%
54,155	DSP Group, Inc.*	354,173
19,707	Kulicke and Soffa Industries, Inc.*	258,162
177,593	Lattice Semiconductor Corp.*	969,658
10,394	LSI Corp.*	83,568
61,253	Micrel, Inc.	667,045
13,329	MKS Instruments, Inc.	368,547

		2,701,153

Software – 7.3%
302,485	Accelrys, Inc.*	2,489,452
62,415	Blackbaud, Inc.	1,933,617
12,784	CommVault Systems, Inc.*	665,663
50,710	Manhattan Associates, Inc.*	2,543,107
18,081	MicroStrategy, Inc. Class A*	2,527,362
3,264	OPNET Technologies, Inc.	75,594
21,386	Pegasystems, Inc.	795,345
33,156	PROS Holdings, Inc.*	652,842
8,035	QLIK Technologies, Inc.*	231,488
23,293	Quest Software, Inc.*	542,028
2,764	SS&C Technologies Holdings, Inc.*	65,700
9,202	Synopsys, Inc.*	276,152
35,348	TIBCO Software, Inc.*	1,162,949

		13,961,299

Specialty Retail – 7.4%
6,857	ANN, Inc.*	189,870
32,789	Asbury Automotive Group, Inc.*	915,469
82,916	Francesca’s Holdings Corp.*	2,599,417
40,100	Group 1 Automotive, Inc.	2,320,988
13,403	Hot Topic, Inc.	131,349
21,044	Lithia Motors, Inc. Class A	564,611
30,119	Lumber Liquidators Holdings, Inc.*(a)	871,343
18,186	Select Comfort Corp.*	525,212
39,866	Shoe Carnival, Inc.*	774,985
122,585	Stage Stores, Inc.	1,871,873
19,146	The Buckle, Inc.(a)	884,162
2,997	The Finish Line, Inc. Class A	66,713
68,191	Zumiez, Inc.*	2,499,882

		14,215,874

Textiles, Apparel & Luxury Goods – 1.0%
28,512	Kenneth Cole Productions, Inc. Class A*	454,196
17,212	Oxford Industries, Inc.	826,004
30,899	Perry Ellis International, Inc.*	578,120
2,162	Vera Bradley, Inc.*	56,169

		1,914,489

Shares	Description	Value

Common Stocks – (continued)
Thrifts & Mortgage Finance – 0.2%
17,137	Astoria Financial Corp.	$166,057
9,465	Brookline Bancorp, Inc.	84,996
6,416	Provident Financial Services, Inc.	94,315

		345,368

Tobacco – 0.3%
123,905	Alliance One International, Inc.*	438,623
3,137	Universal Corp.	143,769

		582,392

Trading Companies & Distributors – 2.3%
30,131	Aircastle Ltd.	366,092
42,798	Beacon Roofing Supply, Inc.*	1,142,279
21,134	H&E Equipment Services, Inc.*	407,886
22,973	Interline Brands, Inc.*	483,352
2,238	MSC Industrial Direct Co., Inc. Class A	164,963
26,231	Watsco, Inc.	1,887,320

		4,451,892

Wireless Telecommunication Services – 0.6%
83,271	USA Mobility, Inc.	1,075,861

TOTAL COMMON STOCKS
(Cost $149,765,278)		$186,706,100

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(c) – 3.1%
Repurchase Agreement – 3.1%
Joint Repurchase Agreement Account II
$6,000,000	0.211%	05/01/12	$6,000,000
(Cost $6,000,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $155,765,278)			$192,706,100

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 2.2%
Financial Square Money Market Fund
4,287,800	0.182%	$4,287,800
(Cost $4,287,800)

TOTAL INVESTMENTS – 103.0%
(Cost $160,053,078)		$196,993,900

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.0)%		(5,804,243)

NET ASSETS – 100.0%		$191,189,657

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.
(c)	Joint repurchase agreement was entered into on April 30, 2012. Additional information appears on page 85.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2012.
(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	53	June 2012	$4,318,970	$107,601

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Schedule of Investments

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – 97.9%
Aerospace & Defense – 0.8%
696	American Science and Engineering, Inc.	$45,456
4,265	Cubic Corp.	197,171
905	LMI Aerospace, Inc.*	16,553
4,899	Orbital Sciences Corp.*	61,531
6,137	Taser International, Inc.*	28,230

		348,941

Air Freight & Logistics* – 0.4%
29,813	Pacer International, Inc.	179,176

Airlines – 0.5%
1,477	Allegiant Travel Co.*	86,789
4,403	JetBlue Airways Corp.*	20,914
13,243	Republic Airways Holdings, Inc.*	67,407
6,978	SkyWest, Inc.	62,732

		237,842

Auto Components – 0.9%
1,988	Dorman Products, Inc.*	94,987
3,201	Standard Motor Products, Inc.	48,239
5,284	Stoneridge, Inc.*	45,548
10,986	Superior Industries International, Inc.	187,970

		376,744

Automobiles – 0.5%
5,524	Thor Industries, Inc.	186,877
2,871	Winnebago Industries, Inc.*	27,992

		214,869

Beverages* – 1.8%
751	Monster Beverage Corp.	48,785
5,943	National Beverage Corp.	88,313
6,223	The Boston Beer Co., Inc. Class A(a)	642,960

		780,058

Biotechnology – 6.1%
2,901	Affymax, Inc.*	38,032
3,786	Alkermes PLC*	65,498
13,884	Aveo Pharmaceuticals, Inc.*	159,666
7,376	Cepheid, Inc.*	283,312
6,816	Codexis, Inc.*	24,674
15,826	Cubist Pharmaceuticals, Inc.*	669,123
11,647	Emergent Biosolutions, Inc.*	163,757
7,647	Enzon Pharmaceuticals, Inc.*	47,641
12,611	Exelixis, Inc.*	60,533
9,064	Genomic Health, Inc.*	259,774
7,841	Momenta Pharmaceuticals, Inc.*	124,515
40,408	Nabi Biopharmaceuticals*	67,481
1,740	Onyx Pharmaceuticals, Inc.*	79,187
29,709	PDL BioPharma, Inc.	186,870
10,385	Progenics Pharmaceuticals, Inc.*	114,131
915	Regeneron Pharmaceuticals, Inc.*	123,763
20,447	SciClone Pharmaceuticals, Inc.*	122,477
7,355	Spectrum Pharmaceuticals, Inc.*(a)	78,184
877	United Therapeutics Corp.*	38,369

		2,706,987

Shares	Description	Value

Common Stocks – (continued)
Building Products – 0.3%
1,751	Simpson Manufacturing Co., Inc.	$54,334
2,683	Universal Forest Products, Inc.	100,344

		154,678

Capital Markets – 0.7%
2,470	Cohen & Steers, Inc.	87,043
2,947	GAMCO Investors, Inc. Class A	132,792
1,572	New Mountain Finance Corp.	21,237
5,100	Pzena Investment Management, Inc. Class A	30,039
1,481	Safeguard Scientifics, Inc.*	24,229

		295,340

Chemicals – 2.6%
1,688	Koppers Holdings, Inc.	65,629
12,340	Kraton Performance Polymers, Inc.*	320,840
3,644	LSB Industries, Inc.*	123,605
6,299	PolyOne Corp.	87,304
17,025	Senomyx, Inc.*	37,285
7,380	Spartech Corp.*	36,014
4,425	Stepan Co.	402,056
2,094	TPC Group, Inc.*	87,906

		1,160,639

Commercial Banks – 0.8%
904	Banner Corp.	19,843
3,596	Cathay General Bancorp	61,923
2,564	PacWest Bancorp	61,074
10,525	PrivateBancorp, Inc.	165,558
2,422	State Bank Financial Corp.*	41,780

		350,178

Commercial Services & Supplies – 1.4%
4,566	ABM Industries, Inc.	106,296
526	Consolidated Graphics, Inc.*	21,035
14,571	HNI Corp.	351,453
716	Portfolio Recovery Associates, Inc.*	49,275
2,234	Steelcase, Inc. Class A	19,302
2,486	United Stationers, Inc.	70,503

		617,864

Communications Equipment – 1.6%
653	Aruba Networks, Inc.*	13,791
2,219	Calix, Inc.*	17,663
10,820	Emulex Corp.*	93,918
12,222	Extreme Networks, Inc.*	46,810
13,089	Infinera Corp.*	93,717
4,915	Plantronics, Inc.	188,343
5,114	Polycom, Inc.*	67,863
4,119	Riverbed Technology, Inc.*	81,268
23,745	ShoreTel, Inc.*	113,739

		717,112

Computers & Peripherals – 2.7%
543	Fusion-io, Inc.*	13,928
2,669	Imation Corp.*	15,480

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Computers & Peripherals – (continued)
8,569	QLogic Corp.*	$147,815
65,560	Quantum Corp.*	156,033
4,407	Silicon Graphics International Corp.*	41,602
23,049	STEC, Inc.*	191,076
5,063	Super Micro Computer, Inc.*	89,362
5,341	Synaptics, Inc.*	164,022
24,928	Xyratex Ltd.	361,955

		1,181,273

Consumer Finance – 0.6%
3,433	Cash America International, Inc.	160,493
1,504	World Acceptance Corp.*	100,031

		260,524

Distributors – 0.5%
3,854	Core-Mark Holding Co., Inc.	148,765
6,567	VOXX International Corp.*	83,335

		232,100

Diversified Consumer Services – 0.2%
988	Coinstar, Inc.*	62,037
1,352	Regis Corp.	24,809

		86,846

Diversified Financial Services – 0.2%
1,476	Compass Diversified Holdings	21,668
3,882	PHH Corp.*	60,171

		81,839

Diversified Telecommunication Services* – 0.2%
15,032	Cbeyond, Inc.	96,656

Electrical Equipment – 0.5%
2,992	Coleman Cable, Inc.*	25,432
4,665	Generac Holdings, Inc.*	112,333
13,360	Vicor Corp.	93,119

		230,884

Electronic Equipment, Instruments & Components – 2.4%
5,560	Agilysys, Inc.*	48,705
10,334	Benchmark Electronics, Inc.*	164,104
15,783	Brightpoint, Inc.*	96,592
7,365	Insight Enterprises, Inc.*	149,583
2,084	InvenSense, Inc.*(a)	33,511
2,357	Jabil Circuit, Inc.	55,272
11,870	Methode Electronics, Inc.	100,301
1,827	National Instruments Corp.	49,694
6,979	RadiSys Corp.*	44,317
1,314	TTM Technologies, Inc.*	13,574
28,282	Vishay Intertechnology, Inc.*	317,324

		1,072,977

Energy Equipment & Services* – 0.2%
6,011	ION Geophysical Corp.	37,448
8,993	Parker Drilling Co.	46,494

		83,942

Shares	Description	Value

Common Stocks – (continued)
Food & Staples Retailing* – 0.2%
3,367	Susser Holdings Corp.	$89,865

Food Products – 2.6%
3,513	Dean Foods Co.*	43,140
3,622	Dole Food Co., Inc.*	30,714
3,322	Fresh Del Monte Produce, Inc.	76,971
9,295	Lancaster Colony Corp.	606,127
56,771	Pilgrim’s Pride Corp.*	405,345

		1,162,297

Health Care Equipment & Supplies – 4.4%
19,061	Align Technology, Inc.*	604,424
2,479	Analogic Corp.	169,093
3,028	ICU Medical, Inc.*	158,940
13,783	Invacare Corp.	218,461
19,058	Masimo Corp.*	421,753
4,962	Medical Action Industries, Inc.*	27,390
5,078	Sirona Dental Systems, Inc.*	256,490
5,675	Vascular Solutions, Inc.*	64,411

		1,920,962

Health Care Providers & Services – 3.7%
5,300	AMN Healthcare Services, Inc.*	35,563
3,032	Bio-Reference Laboratories, Inc.*	64,642
3,039	Centene Corp.*	120,314
2,720	CorVel Corp.*	118,293
6,266	Coventry Health Care, Inc.	187,917
8,135	Kindred Healthcare, Inc.*	78,422
1,762	Magellan Health Services, Inc.*	78,021
17,694	Molina Healthcare, Inc.*	453,851
12,710	PharMerica Corp.*	150,868
5,450	Skilled Healthcare Group, Inc. Class A*	41,802
5,274	WellCare Health Plans, Inc.*	322,663

		1,652,356

Health Care Technology* – 1.0%
11,226	MedAssets, Inc.	141,560
10,991	Medidata Solutions, Inc.	284,777

		426,337

Hotels, Restaurants & Leisure – 3.8%
522	Biglari Holdings, Inc.*	212,104
7,425	Boyd Gaming Corp.*	57,098
5,297	Marriott Vacations Worldwide Corp.*	156,421
15,488	Multimedia Games, Inc.*	175,944
1,812	P.F. Chang’s China Bistro, Inc.	71,918
15,151	Papa John’s International, Inc.*	610,282
307	Peet’s Coffee & Tea, Inc.*	23,584
3,376	Red Robin Gourmet Burgers, Inc.*	120,388
13,027	Texas Roadhouse, Inc.	224,716
3,209	Town Sports International Holdings, Inc.*	41,139

		1,693,594

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Household Durables – 2.1%
3,643	Blyth, Inc.	$320,474
1,929	Ethan Allen Interiors, Inc.	44,753
9,566	Hovnanian Enterprises, Inc. Class A*	19,132
6,872	iRobot Corp.*	162,248
6,339	Tempur-Pedic International, Inc.*	372,987

		919,594

Household Products* – 0.1%
3,827	Central Garden & Pet Co. Class A	40,911

Insurance – 0.6%
930	Global Indemnity PLC*	16,749
10,172	Primerica, Inc.	266,812

		283,561

Internet Software & Services – 2.0%
5,678	Cornerstone OnDemand, Inc.*	117,989
10,336	LivePerson, Inc.*	164,136
8,616	LogMeIn, Inc.*	310,262
14,917	Marchex, Inc. Class B	51,911
10,960	RealNetworks, Inc.	104,887
4,145	Saba Software, Inc.*	40,289
1,960	VistaPrint NV*(a)	73,089

		862,563

IT Services – 1.6%
4,248	Acxiom Corp.*	58,325
5,186	Convergys Corp.*	69,337
5,904	CSG Systems International, Inc.*	85,018
5,622	Global Cash Access Holdings, Inc.*	47,506
2,047	Lender Processing Services, Inc.	54,348
40,706	Lionbridge Technologies, Inc.*	111,941
2,327	ManTech International Corp. Class A	73,114
3,658	ModusLink Global Solutions, Inc.*	18,107
13,400	TeleTech Holdings, Inc.*	203,010

		720,706

Leisure Equipment & Products – 0.8%
1,958	Arctic Cat, Inc.*	86,622
2,565	Polaris Industries, Inc.	203,764
920	Sturm Ruger & Co., Inc.	52,504

		342,890

Life Sciences Tools & Services* – 0.5%
36,801	Affymetrix, Inc.	162,660
6,109	eResearchTechnology, Inc.	48,261

		210,921

Machinery – 4.2%
1,451	Alamo Group, Inc.	48,870
3,687	Altra Holdings, Inc.*	67,398
1,677	American Railcar Industries, Inc.*	45,245
7,593	Astec Industries, Inc.*	237,585
3,820	Briggs & Stratton Corp.	69,142
1,660	Douglas Dynamics, Inc.	23,456
1,276	FreightCar America, Inc.	27,562

Shares	Description	Value

Common Stocks – (continued)
Machinery – (continued)
12,473	Lydall, Inc.*	$131,590
3,811	Met-Pro Corp.	37,958
3,066	Mueller Industries, Inc.	140,147
2,229	NACCO Industries, Inc. Class A	252,925
4,487	Sauer-Danfoss, Inc.	194,332
7,538	Tecumseh Products Co. Class A*	28,795
4,264	Tennant Co.	188,895
4,948	The Greenbrier Cos., Inc.*	85,353
8,099	The Manitowoc Co., Inc.	112,171
326	The Toro Co.	23,296
3,801	TriMas Corp.*	83,660
1,058	Woodward, Inc.	44,002

		1,842,382

Media – 0.9%
4,211	Arbitron, Inc.	160,229
2,730	Digital Generation, Inc.*	25,334
11,693	Entercom Communications Corp. Class A*	72,380
2,490	Harte-Hanks, Inc.	20,916
13,571	Journal Communications, Inc. Class A*	56,862
3,474	Pandora Media, Inc.*(a)	29,876
960	Scholastic Corp.	29,328

		394,925

Metals & Mining – 0.2%
2,743	Commercial Metals Co.	40,542
27,893	Golden Star Resources Ltd.*	42,676

		83,218

Oil, Gas & Consumable Fuels – 5.7%
25,142	Alon USA Energy, Inc.	227,284
2,209	Contango Oil & Gas Co.*	119,861
1,907	Crosstex Energy, Inc.	28,414
8,139	CVR Energy, Inc.*	247,100
13,441	Delek US Holdings, Inc.	219,088
3,579	Energy Partners Ltd.*	58,266
3,957	Rosetta Resources, Inc.*	198,919
11,715	SemGroup Corp. Class A*	372,537
3,805	Stone Energy Corp.*	106,730
1,481	Targa Resources Corp.	71,221
10,195	Tesoro Corp.*	237,034
16,095	W&T Offshore, Inc.	318,198
16,705	Western Refining, Inc.	318,230

		2,522,882

Paper & Forest Products – 0.3%
1,329	AbitibiBowater, Inc.*	17,609
2,654	Buckeye Technologies, Inc.	86,016
2,419	KapStone Paper and Packaging Corp.*	43,687

		147,312

Personal Products – 0.9%
1,607	Elizabeth Arden, Inc.*	62,641
768	Herbalife Ltd.	54,006
7,884	Medifast, Inc.*(a)	151,530

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Personal Products – (continued)
2,665	USANA Health Sciences, Inc.*	$111,131

		379,308

Pharmaceuticals* – 1.7%
12,379	Jazz Pharmaceuticals PLC	631,700
6,402	Obagi Medical Products, Inc.	83,994
2,574	ViroPharma, Inc.	55,985

		771,679

Professional Services – 1.8%
6,984	CDI Corp.	123,896
3,806	Heidrick & Struggles International, Inc.	74,217
6,714	Insperity, Inc.	183,091
21,322	Kelly Services, Inc. Class A	298,295
3,660	Kforce, Inc.*	52,960
1,345	Manpower, Inc.	57,297

		789,756

Real Estate Investment Trusts – 4.0%
3,267	AG Mortgage Investment Trust, Inc.	64,687
2,187	CBL & Associates Properties, Inc.	40,744
3,559	Chesapeake Lodging Trust	64,418
5,344	DuPont Fabros Technology, Inc.	145,089
2,191	Equity Lifestyle Properties, Inc.	153,238
5,620	Getty Realty Corp.	88,908
4,499	LTC Properties, Inc.	149,727
5,376	National Health Investors, Inc.	265,951
6,896	Potlatch Corp.	215,845
2,973	PS Business Parks, Inc.	202,907
7,826	Rayonier, Inc.	354,909
233	Taubman Centers, Inc.	17,983

		1,764,406

Real Estate Management & Development* – 0.4%
2,629	Altisource Portfolio Solutions SA	157,293

Road & Rail – 1.5%
12,875	Celadon Group, Inc.	201,236
2,557	Genesee & Wyoming, Inc. Class A*	137,848
3,455	Universal Truckload Services, Inc.	53,898
11,859	Werner Enterprises, Inc.	280,110

		673,092

Semiconductors & Semiconductor Equipment – 2.3%
18,480	Integrated Device Technology, Inc.*	125,110
50,794	Lattice Semiconductor Corp.*	277,335
26,786	Micrel, Inc.	291,700
21,540	PLX Technology, Inc.*	85,729
21,181	RF Micro Devices, Inc.*	91,714
4,809	Standard Microsystems Corp.*	127,342

		998,930

Software – 11.4%
11,231	Accelrys, Inc.*	92,431
4,699	Actuate Corp.*	33,363
11,397	Advent Software, Inc.*(b)	307,605

Shares	Description	Value

Common Stocks – (continued)
Software – (continued)
2,670	Aspen Technology, Inc.*	$52,813
13,613	Blackbaud, Inc.	421,731
4,013	Bottomline Technologies, Inc.*	94,426
9,283	CommVault Systems, Inc.*	483,366
2,563	Deltek, Inc.*	26,758
1,066	ePlus, Inc.*	31,617
914	Imperva, Inc.*	31,780
5,787	Kenexa Corp.*	189,061
9,466	Manhattan Associates, Inc.*	474,720
7,036	Mentor Graphics Corp.*	101,670
4,364	MicroStrategy, Inc. Class A*	610,000
1,284	Monotype Imaging Holdings, Inc.*	18,220
4,738	OPNET Technologies, Inc.	109,732
5,771	Pegasystems, Inc.	214,623
2,787	Progress Software Corp.*	64,491
5,541	PROS Holdings, Inc.*	109,102
3,242	QAD, Inc. Class A*	40,039
3,522	QLIK Technologies, Inc.*	101,469
15,395	Quest Software, Inc.*	358,242
2,233	SeaChange International, Inc.*	18,355
2,827	Solarwinds, Inc.*	132,614
2,975	Synopsys, Inc.*	89,280
7,045	TeleNav, Inc.*	47,695
7,597	The Ultimate Software Group, Inc.*	586,184
5,264	TIBCO Software, Inc.*	173,186

		5,014,573

Specialty Retail – 7.3%
2,085	ANN, Inc.*	57,734
3,676	Body Central Corp.*	111,640
2,075	Conn’s, Inc.*	33,926
18,508	Francesca’s Holdings Corp.*	580,226
9,439	Group 1 Automotive, Inc.	546,329
12,258	Hot Topic, Inc.	120,128
7,480	Lithia Motors, Inc. Class A	200,689
10,411	Lumber Liquidators Holdings, Inc.*	301,190
1,272	Rue21, Inc.*	38,605
7,367	Select Comfort Corp.*	212,759
4,982	Sonic Automotive, Inc. Class A	83,797
5,542	The Buckle, Inc.(a)	255,930
15,110	Zale Corp.*	41,401
16,974	Zumiez, Inc.*	622,267

		3,206,621

Textiles, Apparel & Luxury Goods – 1.2%
4,714	Movado Group, Inc.	133,642
6,708	Oxford Industries, Inc.	321,917
2,259	Perry Ellis International, Inc.*	42,266
1,343	Vera Bradley, Inc.*	34,891

		532,716

Tobacco – 0.1%
1,299	Universal Corp.	59,533

Trading Companies & Distributors – 4.5%
11,872	Aircastle Ltd.	144,245

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Trading Companies & Distributors – (continued)
5,760	Applied Industrial Technologies, Inc.	$226,368
12,900	Beacon Roofing Supply, Inc.*	344,301
15,304	H&E Equipment Services, Inc.*	295,367
18,145	Interline Brands, Inc.*	381,771
968	Kaman Corp.	33,280
381	MSC Industrial Direct Co., Inc. Class A	28,083
1,160	Rush Enterprises, Inc. Class A*	20,973
7,103	Watsco, Inc.	511,061

		1,985,449

Water Utilities – 0.1%
5,539	Consolidated Water Co., Ltd.	39,715

Wireless Telecommunication Services – 0.1%
4,720	USA Mobility, Inc.	60,982

TOTAL COMMON STOCKS
(Cost $35,576,766)		$43,218,798

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(c) – 3.0%
Repurchase Agreement – 3.0%
Joint Repurchase Agreement Account II
$1,300,000	0.211%	05/01/12	$1,300,000
(Cost $1,300,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $36,876,766)			$44,518,798

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 1.6%
Financial Square Money Market Fund
710,725	0.182%	$710,725
(Cost $710,725)

TOTAL INVESTMENTS – 102.5%
(Cost $37,587,491)		$45,229,523

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.5)%		(1,095,278)

NET ASSETS – 100.0%		$44,134,245

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(c)	Joint repurchase agreement was entered into on April 30, 2012. Additional information appears on page 85.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2012.
(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	10	June 2012	$814,900	$6,464

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Schedule of Investments

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – 97.5%
Aerospace & Defense – 1.3%
6,768	Aerovironment, Inc.*	$164,598
1,363	American Science and Engineering, Inc.	89,017
23,312	Ceradyne, Inc.	590,260
3,950	Cubic Corp.	182,608
6,710	DigitalGlobe, Inc.*	82,332
8,277	Ducommun, Inc.*	97,669
6,145	Exelis, Inc.	70,852
1,331	Huntington Ingalls Industries, Inc.*	52,508
11,550	LMI Aerospace, Inc.*	211,249
12,830	Orbital Sciences Corp.*	161,145

		1,702,238

Air Freight & Logistics* – 0.1%
25,809	Pacer International, Inc.	155,112

Airlines – 0.7%
4,818	Allegiant Travel Co.*	283,106
65,752	SkyWest, Inc.	591,110

		874,216

Auto Components – 0.5%
18,088	Modine Manufacturing Co.*	142,895
22,870	Spartan Motors, Inc.	99,485
28,666	Superior Industries International, Inc.	490,475

		732,855

Automobiles – 0.1%
5,791	Thor Industries, Inc.	195,910

Beverages* – 1.0%
2,190	Monster Beverage Corp.	142,262
14,754	National Beverage Corp.	219,245
9,825	The Boston Beer Co., Inc. Class A(a)	1,015,119

		1,376,626

Biotechnology* – 0.5%
5,503	Aveo Pharmaceuticals, Inc.	63,285
18,073	Emergent Biosolutions, Inc.	254,106
14,855	Enzon Pharmaceuticals, Inc.	92,547
1,590	Genomic Health, Inc.	45,569
5,902	Momenta Pharmaceuticals, Inc.	93,724
33,046	Nabi Biopharmaceuticals	55,187

		604,418

Building Products – 0.8%
7,390	American Woodmark Corp.	132,650
5,484	Simpson Manufacturing Co., Inc.	170,169
19,587	Universal Forest Products, Inc.	732,554

		1,035,373

Capital Markets – 3.3%
32,716	BlackRock Kelso Capital Corp.	315,709
1,932	Capital Southwest Corp.(b)	184,931
14,483	GAMCO Investors, Inc. Class A	652,604
25,395	Gladstone Capital Corp.	203,414
6,973	Golub Capital BDC, Inc.	103,619

Shares	Description	Value

Common Stocks – (continued)
Capital Markets – (continued)
9,550	Greenhill & Co., Inc.	$371,017
66,063	Hercules Technology Growth Capital, Inc.	753,779
9,391	INTL FCStone, Inc.*	201,906
6,978	Knight Capital Group, Inc. Class A*	91,691
13,175	MVC Capital, Inc.	173,910
81,617	NGP Capital Resources Co.	497,048
2,772	Raymond James Financial, Inc.	101,511
18,325	Safeguard Scientifics, Inc.*	299,797
44,217	TICC Capital Corp.	407,239

		4,358,175

Chemicals – 2.5%
33,731	A. Schulman, Inc.	830,120
2,643	Georgia Gulf Corp.*	93,694
5,375	Innophos Holdings, Inc.	264,289
31,185	Kraton Performance Polymers, Inc.*	810,810
1,219	Minerals Technologies, Inc.	81,795
5,603	OM Group, Inc.*	135,144
40,895	PolyOne Corp.	566,805
29,178	Spartech Corp.*	142,389
2,843	Stepan Co.	258,315
2,037	TPC Group, Inc.*	85,513
4,608	Tredegar Corp.	79,949

		3,348,823

Commercial Banks – 11.5%
10,558	1st Source Corp.	239,561
33,259	Banco Latinoamericano de Comercio Exterior SA Class E	693,450
6,008	Cathay General Bancorp	103,458
139,861	CVB Financial Corp.	1,618,192
9,687	F.N.B. Corp.	109,947
28,175	First Bancorp	282,314
31,009	First Financial Bancorp	521,261
44,542	First Interstate BancSystem, Inc.	627,597
26,834	First Niagara Financial Group, Inc.	239,896
27,324	FirstMerit Corp.	459,043
39,696	Glacier Bancorp, Inc.	591,470
17,468	Great Southern Bancorp, Inc.	419,931
3,725	Home Bancshares, Inc.	108,547
91,353	International Bancshares Corp.	1,802,395
97,827	Investors Bancorp, Inc.*	1,510,449
6,175	Lakeland Financial Corp.	160,797
7,914	National Penn Bancshares, Inc.	72,967
2,656	PacWest Bancorp	63,266
4,164	Park National Corp.(a)	280,029
55,825	Popular, Inc.*	99,369
20,392	PrivateBancorp, Inc.	320,766
8,486	Prosperity Bancshares, Inc.	395,872
33,225	Renasant Corp.	531,600
21,725	Southwest Bancorp, Inc.*	197,480
8,357	State Bank Financial Corp.*	144,158
24,531	Susquehanna Bancshares, Inc.	254,386
16,960	SVB Financial Group*	1,086,966
41,135	Texas Capital Bancshares, Inc.*	1,551,201

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Commercial Banks – (continued)
3,912	TriCo Bancshares	$64,313
17,728	Umpqua Holdings Corp.	234,719
84,003	Wilshire Bancorp, Inc.*	450,256
4,982	Wintrust Financial Corp.	180,000

		15,415,656

Commercial Services & Supplies – 0.5%
3,557	HNI Corp.	85,795
43,463	Kimball International, Inc. Class B	296,852
10,029	United Stationers, Inc.	284,423

		667,070

Communications Equipment* – 0.8%
8,656	Calix, Inc.	68,902
21,259	Emulex Corp.	184,528
95,179	Extreme Networks, Inc.	364,536
6,831	Polycom, Inc.	90,647
9,105	ShoreTel, Inc.	43,613
65,958	Symmetricom, Inc.	366,726

		1,118,952

Computers & Peripherals – 2.0%
46,971	Electronics for Imaging, Inc.*	838,432
67,110	Imation Corp.*	389,238
11,882	QLogic Corp.*	204,965
147,927	Quantum Corp.*	352,066
7,659	Silicon Graphics International Corp.*(a)	72,301
25,272	STEC, Inc.*	209,505
44,806	Xyratex Ltd.	650,583

		2,717,090

Consumer Finance – 0.3%
9,145	Cash America International, Inc.	427,529

Distributors – 0.1%
2,678	Core-Mark Holding Co., Inc.	103,371

Diversified Consumer Services – 0.4%
9,071	Ascent Capital Group LLC Class A*	467,156
6,067	Universal Technical Institute, Inc.	72,804

		539,960

Diversified Financial Services – 0.2%
10,333	Compass Diversified Holdings	151,688
2,383	PICO Holdings, Inc.*	57,216

		208,904

Electric Utilities – 1.9%
59,945	PNM Resources, Inc.	1,124,568
52,726	Portland General Electric Co.	1,361,913

		2,486,481

Shares	Description	Value

Common Stocks – (continued)
Electrical Equipment – 0.6%
9,209	Encore Wire Corp.	$234,737
69,049	LSI Industries, Inc.	472,986
14,694	Vicor Corp.	102,417

		810,140

Electronic Equipment, Instruments & Components – 1.8%
39,811	Agilysys, Inc.*	348,744
16,540	CTS Corp.	177,474
36,047	Insight Enterprises, Inc.*	732,115
3,034	InvenSense, Inc.*(a)	48,787
47,990	Methode Electronics, Inc.	405,515
8,012	Newport Corp.*	136,765
16,737	RadiSys Corp.*	106,280
38,447	Vishay Intertechnology, Inc.*	431,375

		2,387,055

Energy Equipment & Services* – 0.4%
5,412	Dawson Geophysical Co.	145,312
14,825	Parker Drilling Co.	76,645
14,910	Union Drilling, Inc.	83,049
31,972	Willbros Group, Inc.	172,649

		477,655

Food & Staples Retailing – 0.3%
7,139	Ingles Markets, Inc. Class A	124,147
11,696	Susser Holdings Corp.*	312,166

		436,313

Food Products – 2.3%
7,769	Dean Foods Co.*	95,403
80,513	Dole Food Co., Inc.*(a)	682,750
17,334	Fresh Del Monte Produce, Inc.	401,629
13,718	Lancaster Colony Corp.	894,551
133,258	Pilgrim’s Pride Corp.*	951,462

		3,025,795

Gas Utilities – 1.4%
43,717	Southwest Gas Corp.	1,836,988

Health Care Equipment & Supplies – 0.3%
3,925	Align Technology, Inc.*	124,462
10,376	Invacare Corp.	164,459
12,852	Medical Action Industries, Inc.*	70,943

		359,864

Health Care Providers & Services – 2.2%
17,712	Assisted Living Concepts, Inc. Class A	317,222
2,217	Bio-Reference Laboratories, Inc.*	47,267
41,420	Kindred Healthcare, Inc.*	399,289
7,708	Magellan Health Services, Inc.*	341,310
51,559	Molina Healthcare, Inc.*	1,322,488
22,355	Skilled Healthcare Group, Inc. Class A*	171,463
43,163	Universal American Corp.	396,236

		2,995,275

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Hotels, Restaurants & Leisure* – 1.7%
2,778	Biglari Holdings, Inc.	$1,128,785
15,749	Boyd Gaming Corp.	121,110
23,808	Papa John’s International, Inc.	958,986

		2,208,881

Household Durables – 2.2%
16,108	Blyth, Inc.(a)	1,417,021
6,605	CSS Industries, Inc.	126,486
9,240	Ethan Allen Interiors, Inc.	214,368
15,754	Hooker Furniture Corp.	186,527
32,825	Hovnanian Enterprises, Inc. Class A*	65,650
16,149	Tempur-Pedic International, Inc.*	950,207

		2,960,259

Household Products* – 0.5%
61,857	Central Garden & Pet Co. Class A	661,251

Independent Power Producers & Energy Traders – 0.1%
19,258	Genie Energy Ltd. Class B	160,227

Industrial Conglomerates* – 0.2%
125	Seaboard Corp.	248,802

Insurance – 5.3%
7,399	Allied World Assurance Co. Holdings Ltd.	532,432
3,275	Alterra Capital Holdings Ltd.	78,371
34,961	American Equity Investment Life Holding Co.	428,622
103,413	CNO Financial Group, Inc.*	751,813
4,025	First American Financial Corp.	67,419
137,179	Flagstone Reinsurance Holdings SA	1,028,842
15,488	Global Indemnity PLC*	278,939
5,252	Kansas City Life Insurance Co.(a)	170,900
70,094	Maiden Holdings Ltd.	581,780
3,357	Mercury General Corp.	151,703
8,928	Presidential Life Corp.	103,386
37,856	Primerica, Inc.	992,963
14,296	Reinsurance Group of America, Inc.	831,169
24,745	Symetra Financial Corp.	300,899
6,588	Tower Group, Inc.	142,169
8,249	United Fire Group, Inc.	142,048
1,730	Validus Holdings Ltd.	56,225
13,131	W.R. Berkley Corp.	494,513

		7,134,193

Internet Software & Services – 0.5%
1,971	Cornerstone OnDemand, Inc.*	40,958
1,322	LogMeIn, Inc.*	47,605
72,386	Marchex, Inc. Class B(a)	251,903
32,793	RealNetworks, Inc.	313,829

		654,295

IT Services – 1.6%
16,557	Acxiom Corp.*	227,328
133,641	Ciber, Inc.*	555,947
30,060	Convergys Corp.*	401,902

Shares	Description	Value

Common Stocks – (continued)
IT Services – (continued)
7,874	CSG Systems International, Inc.*	$113,386
6,903	Global Cash Access Holdings, Inc.*	58,330
4,069	Heartland Payment Systems, Inc.	123,982
2,314	Jack Henry & Associates, Inc.	78,583
66,490	Lionbridge Technologies, Inc.*	182,847
7,763	ManTech International Corp. Class A	243,913
3,914	Sapient Corp.	46,851
11,157	TeleTech Holdings, Inc.*	169,029

		2,202,098

Leisure Equipment & Products – 0.3%
4,896	Arctic Cat, Inc.*	216,599
30,199	Callaway Golf Co.	185,120
961	Sturm Ruger & Co., Inc.	54,844

		456,563

Life Sciences Tools & Services* – 0.4%
99,481	Affymetrix, Inc.	439,706
23,292	Albany Molecular Research, Inc. Class A	74,301

		514,007

Machinery – 4.4%
24,612	Albany International Corp. Class A	593,149
6,291	American Railcar Industries, Inc.*	169,731
12,494	Astec Industries, Inc.*	390,937
28,384	Briggs & Stratton Corp.	513,750
9,136	EnPro Industries, Inc.*	378,322
1,905	FreightCar America, Inc.	41,148
20,596	Kadant, Inc.*	532,819
32,415	Miller Industries, Inc.	531,606
22,369	Mueller Industries, Inc.	1,022,487
9,732	NACCO Industries, Inc. Class A	1,104,290
3,636	Oshkosh Corp.*	83,010
1,934	Sauer-Danfoss, Inc.	83,762
35,766	Tecumseh Products Co. Class A*	136,626
14,132	The Greenbrier Cos., Inc.*	243,777
2,130	Trinity Industries, Inc.	63,048

		5,888,462

Media – 0.5%
4,211	Arbitron, Inc.	160,229
13,330	Entercom Communications Corp. Class A*	82,513
82,292	Journal Communications, Inc. Class A*	344,803
1,575	Scholastic Corp.	48,116

		635,661

Metals & Mining – 0.8%
3,776	Commercial Metals Co.	55,809
9,977	Kaiser Aluminum Corp.	524,491
16,920	Materion Corp.*	418,093
3,983	Olympic Steel, Inc.	84,161
798	Royal Gold, Inc.	49,444

		1,131,998

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Multi-Utilities – 0.1%
3,108	Black Hills Corp.	$102,595
1,201	Integrys Energy Group, Inc.	65,623

		168,218

Multiline Retail – 0.7%
64,292	Fred’s, Inc. Class A	920,661

Oil, Gas & Consumable Fuels – 3.6%
36,298	Alon USA Energy, Inc.	328,134
2,261	Contango Oil & Gas Co.*	122,682
2,718	CVR Energy, Inc.*	82,519
28,472	Delek US Holdings, Inc.	464,094
4,476	Energy Partners Ltd.*	72,869
46,819	PetroQuest Energy, Inc.*(a)	282,787
3,328	REX American Resources Corp.*	92,319
29,768	SemGroup Corp. Class A*	946,622
2,614	Targa Resources Corp.	125,707
33,641	Tesoro Corp.*(b)	782,153
68,947	USEC, Inc.*(a)	58,026
36,383	W&T Offshore, Inc.	719,292
42,268	Western Refining, Inc.	805,205

		4,882,409

Paper & Forest Products – 1.0%
12,675	AbitibiBowater, Inc.*(a)	167,944
3,676	Buckeye Technologies, Inc.	119,139
12,306	Clearwater Paper Corp.*	405,729
35,575	KapStone Paper and Packaging Corp.*	642,484

		1,335,296

Personal Products – 0.4%
1,374	Herbalife Ltd.	96,620
17,690	Medifast, Inc.*(a)	340,002
9,186	Prestige Brands Holdings, Inc.*	156,070

		592,692

Pharmaceuticals* – 0.6%
16,887	Jazz Pharmaceuticals PLC	861,744

Professional Services – 1.4%
30,594	CDI Corp.	542,738
8,101	Heidrick & Struggles International, Inc.	157,969
61,355	Kelly Services, Inc. Class A	858,356
8,516	Manpower, Inc.	362,782

		1,921,845

Real Estate Investment Trusts – 13.5%
7,962	Acadia Realty Trust	184,559
8,753	AG Mortgage Investment Trust, Inc.	173,309
19,980	Agree Realty Corp.	455,544
18,322	Ashford Hospitality Trust	156,470
8,722	CBL & Associates Properties, Inc.	162,491
4,753	Chatham Lodging Trust	61,789
4,911	DiamondRock Hospitality Co.	52,204
50,197	DuPont Fabros Technology, Inc.	1,362,849
2,379	EastGroup Properties, Inc.	119,664

Shares	Description	Value

Common Stocks – (continued)
Real Estate Investment Trusts – (continued)
26,392	Equity Lifestyle Properties, Inc.	$1,845,856
9,466	Equity One, Inc.	196,703
48,975	Extra Space Storage, Inc.	1,486,391
87,707	Franklin Street Properties Corp.	883,209
13,657	Getty Realty Corp.	216,054
55,027	Healthcare Realty Trust, Inc.	1,181,980
5,994	LaSalle Hotel Properties	176,284
41,109	LTC Properties, Inc.	1,368,107
1,044	Mid-America Apartment Communities, Inc.	71,065
158,406	MPG Office Trust, Inc.*(a)	334,237
24,146	National Health Investors, Inc.	1,194,503
1,866	National Retail Properties, Inc.	51,091
48,521	OMEGA Healthcare Investors, Inc.	1,038,835
3,737	One Liberty Properties, Inc.	70,667
51,309	Potlatch Corp.	1,605,972
11,438	PS Business Parks, Inc.	780,643
36,089	Rayonier, Inc.	1,636,636
6,269	Regency Centers Corp.	281,854
8,535	Strategic Hotels & Resorts, Inc.*	58,123
4,784	Sunstone Hotel Investors, Inc.*	48,797
2,104	Taubman Centers, Inc.	162,387
12,083	Universal Health Realty Income Trust	488,636
8,748	Urstadt Biddle Properties Class A	168,312

		18,075,221

Real Estate Management & Development – 0.7%
12,960	Altisource Portfolio Solutions SA*	775,397
1,867	Jones Lang LaSalle, Inc.	149,248

		924,645

Road & Rail – 1.2%
13,865	Universal Truckload Services, Inc.	216,294
56,727	Werner Enterprises, Inc.	1,339,892

		1,556,186

Semiconductors & Semiconductor Equipment* – 1.2%
28,303	DSP Group, Inc.	185,101
217,126	Lattice Semiconductor Corp.	1,185,508
25,636	Photronics, Inc.	158,687
2,148	Standard Microsystems Corp.	56,879

		1,586,175

Software – 2.9%
48,238	Accelrys, Inc.*	396,999
1,361	Blackbaud, Inc.	42,164
5,009	CommVault Systems, Inc.*	260,819
18,460	Mentor Graphics Corp.*	266,747
10,178	MicroStrategy, Inc. Class A*	1,422,681
3,463	OPNET Technologies, Inc.	80,203
11,241	Pegasystems, Inc.	418,053
2,473	Progress Software Corp.*	57,225
10,264	QAD, Inc. Class A*	126,760
26,069	Quest Software, Inc.*	606,626
4,698	SS&C Technologies Holdings, Inc.*	111,671

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Software – (continued)
1,655	Synopsys, Inc.*	$49,666
2,714	TIBCO Software, Inc.*	89,291

		3,928,905

Specialty Retail – 7.6%
2,686	ANN, Inc.*	74,375
3,912	Asbury Automotive Group, Inc.*	109,223
14,044	Barnes & Noble, Inc.*(a)	291,413
19,148	Build-A-Bear Workshop, Inc.*	86,357
53,598	Francesca’s Holdings Corp.*	1,680,297
33,399	Group 1 Automotive, Inc.	1,933,134
23,980	Hot Topic, Inc.	235,004
38,651	Lithia Motors, Inc. Class A	1,037,006
17,049	Lumber Liquidators Holdings, Inc.*(a)	493,228
3,133	Penske Automotive Group, Inc.	82,837
2,569	Select Comfort Corp.*	74,193
18,921	Shoe Carnival, Inc.*	367,824
31,957	Sonic Automotive, Inc. Class A(a)	537,517
72,703	Stage Stores, Inc.	1,110,175
4,738	The Buckle, Inc.	218,801
2,692	The Finish Line, Inc. Class A	59,924
22,274	Zale Corp.*	61,031
45,165	Zumiez, Inc.*	1,655,749

		10,108,088

Textiles, Apparel & Luxury Goods – 1.1%
3,695	Columbia Sportswear Co.	174,035
27,252	Kenneth Cole Productions, Inc. Class A*	434,124
12,867	Movado Group, Inc.	364,779
22,681	Perry Ellis International, Inc.*	424,362
2,963	Vera Bradley, Inc.*	76,979

		1,474,279

Thrifts & Mortgage Finance – 2.0%
63,382	Astoria Financial Corp.	614,172
13,009	BankUnited, Inc.	320,021
57,379	Brookline Bancorp, Inc.	515,264
41,691	Northwest Bancshares, Inc.	513,633
3,787	Oritani Financial Corp.	56,123
10,748	People’s United Financial, Inc.	132,630
10,707	Provident Financial Services, Inc.	157,393
27,600	Radian Group, Inc.(a)	86,112
13,217	Washington Federal, Inc.	231,826

		2,627,174

Tobacco – 0.5%
66,113	Alliance One International, Inc.*	234,040
9,582	Universal Corp.	439,143

		673,183

Trading Companies & Distributors – 2.3%
8,626	Aircastle Ltd.	104,806
15,274	Beacon Roofing Supply, Inc.*	407,663
37,271	H&E Equipment Services, Inc.*	719,330
20,591	Interline Brands, Inc.*	433,235
3,075	Kaman Corp.	105,718

Shares	Description	Value

Common Stocks – (continued)
Trading Companies & Distributors – (continued)
1,356	MSC Industrial Direct Co., Inc. Class A	$99,951
5,931	RSC Holdings, Inc.*	140,683
14,068	Watsco, Inc.	1,012,193

		3,023,579

Wireless Telecommunication Services – 0.4%
44,638	USA Mobility, Inc.	576,723

TOTAL COMMON STOCKS
(Cost $106,351,896)		$130,491,564

Investment Company – 0.1%
Capital Markets – 0.1%
10,178	THL Credit, Inc.	$128,243
(Cost $133,315)

Units	Description	Expiration Month	Value
Warrant* – 0.0%
Media – 0.0%
635	Granite Broadcasting Corp.	06/12	$—
(Cost $12,055)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(c) – 3.0%
Repurchase Agreement – 3.0%
Joint Repurchase Agreement Account II
$4,000,000	0.211%	05/01/12	$4,000,000
(Cost $4,000,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $110,497,266)			$134,619,807

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 3.0%
Financial Square Money Market Fund
4,052,750	0.182%	$4,052,750
(Cost $4,052,750)

TOTAL INVESTMENTS – 103.6%
(Cost $114,550,016)		$138,672,557

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.6)%		(4,873,362)

NET ASSETS – 100.0%		$133,799,195

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(c)	Joint repurchase agreement was entered into on April 30, 2012. Additional information appears on page 85.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2012.
(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	37	June 2012	$3,015,130	$11,968

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Schedule of Investments

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – 98.8%
Aerospace & Defense – 1.9%
12,190	Alliant Techsystems, Inc.	$649,727
33,020	BE Aerospace, Inc.*	1,552,931
41,432	Northrop Grumman Corp.	2,621,817
20,600	The Boeing Co.	1,582,080

		6,406,555

Air Freight & Logistics – 1.4%
34,721	FedEx Corp.	3,063,781
21,648	United Parcel Service, Inc. Class B	1,691,575

		4,755,356

Automobiles – 0.2%
7,516	General Motors Co.*	172,868
13,225	Thor Industries, Inc.	447,402

		620,270

Beverages – 1.9%
2,269	Brown-Forman Corp. Class B	195,928
10,314	Coca-Cola Enterprises, Inc.	310,658
18,277	Constellation Brands, Inc. Class A*	394,783
46,865	Molson Coors Brewing Co. Class B	1,948,647
7,882	Monster Beverage Corp.*	512,015
22,219	PepsiCo., Inc.	1,466,454
20,980	The Coca-Cola Co.	1,601,193

		6,429,678

Biotechnology – 4.6%
34,227	Alexion Pharmaceuticals, Inc.*	3,091,383
64,081	Amgen, Inc.	4,556,800
24,478	Biogen Idec, Inc.*	3,280,297
83,943	Gilead Sciences, Inc.*	4,365,875
13,665	United Therapeutics Corp.*	597,844

		15,892,199

Capital Markets – 2.0%
5,932	Franklin Resources, Inc.	744,525
43,630	Morgan Stanley	753,926
7,410	Raymond James Financial, Inc.	271,354
104,292	SEI Investments Co.	2,105,656
123,623	The Bank of New York Mellon Corp.	2,923,684

		6,799,145

Chemicals – 0.5%
12,771	Airgas, Inc.	1,170,334
8,351	Eastman Chemical Co.	450,704

		1,621,038

Commercial Banks – 1.8%
2,471	Bank of Hawaii Corp.	120,808
4,081	City National Corp.	217,354
5,600	Cullen/Frost Bankers, Inc.	330,176
57,754	KeyCorp.	464,342
23,122	PNC Financial Services Group, Inc.	1,533,451
100,626	Wells Fargo & Co.	3,363,927

		6,030,058

Shares	Description	Value

Common Stocks – (continued)
Commercial Services & Supplies* – 0.1%
18,942	Copart, Inc.	$500,258

Communications Equipment – 2.6%
248,774	Cisco Systems, Inc.	5,012,796
25,466	Juniper Networks, Inc.*	545,736
45,478	QUALCOMM, Inc.	2,903,316
78,337	Tellabs, Inc.	295,330

		8,757,178

Computers & Peripherals – 7.2%
25,955	Apple, Inc.*(a)	15,163,949
124,772	Dell, Inc.*	2,042,518
48,871	Hewlett-Packard Co.	1,210,046
41,280	NetApp, Inc.*	1,602,902
18,000	Seagate Technology PLC	553,680
110,202	Western Digital Corp.*	4,276,940

		24,850,035

Construction & Engineering – 0.0%
3,132	URS Corp.	129,383

Consumer Finance – 1.4%
68,624	Capital One Financial Corp.	3,807,260
25,009	Discover Financial Services	847,805

		4,655,065

Diversified Financial Services – 3.8%
307,722	Bank of America Corp.	2,495,625
136,377	Citigroup, Inc.	4,505,896
5,453	CME Group, Inc.	1,449,517
109,397	JPMorgan Chase & Co.	4,701,883

		13,152,921

Diversified Telecommunication Services – 2.4%
254,113	AT&T, Inc.	8,362,859

Electronic Equipment, Instruments & Components* – 1.0%
173,423	Ingram Micro, Inc. Class A	3,374,812
19,696	Vishay Intertechnology, Inc.	220,989

		3,595,801

Food & Staples Retailing – 1.2%
89,479	CVS Caremark Corp.	3,992,553
4,874	Walgreen Co.	170,882

		4,163,435

Food Products – 3.6%
112,097	Archer-Daniels-Midland Co.	3,455,950
51,962	Bunge Ltd.	3,351,549
55,892	Dean Foods Co.*	686,354
6,772	Hormel Foods Corp.	196,794
18,757	Smithfield Foods, Inc.*	393,147
1,994	The Hershey Co.	133,618
231,688	Tyson Foods, Inc. Class A	4,228,306

		12,445,718

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Supplies – 0.6%
250,705	Boston Scientific Corp.*	$1,569,413
8,748	DENTSPLY International, Inc.	359,193

		1,928,606

Health Care Providers & Services – 2.5%
40,803	Cardinal Health, Inc.	1,724,743
32,579	Coventry Health Care, Inc.	977,044
53,283	Humana, Inc.	4,298,872
21,673	WellPoint, Inc.	1,469,863

		8,470,522

Hotels, Restaurants & Leisure – 1.0%
52,071	Marriott International, Inc. Class A	2,035,456
5,806	Marriott Vacations Worldwide Corp.*	171,451
7,985	Wynn Resorts Ltd.	1,065,199

		3,272,106

Household Durables – 1.3%
10,299	Leggett & Platt, Inc.	224,209
25,621	Mohawk Industries, Inc.*	1,717,120
43,232	Tempur-Pedic International, Inc.*	2,543,771

		4,485,100

Household Products – 2.6%
18,456	Colgate-Palmolive Co.	1,826,037
110,586	The Procter & Gamble Co.	7,037,693

		8,863,730

Industrial Conglomerates – 2.0%
353,377	General Electric Co.	6,919,122

Insurance – 3.9%
19,437	American Financial Group, Inc.	756,488
102,521	Berkshire Hathaway, Inc. Class B*	8,247,815
11,105	MetLife, Inc.	400,113
4,188	Protective Life Corp.	122,541
5,805	Reinsurance Group of America, Inc.	337,503
152,056	Unum Group	3,609,809

		13,474,269

Internet & Catalog Retail* – 0.5%
7,668	Amazon.com, Inc.	1,778,209

Internet Software & Services – 1.5%
8,358	Google, Inc. Class A*	5,058,512
5,690	VeriSign, Inc.	233,916

		5,292,428

IT Services – 2.5%
40,271	Accenture PLC Class A	2,615,602
31,691	Amdocs Ltd.*	1,014,112
34,581	Computer Sciences Corp.	970,343
19,929	International Business Machines Corp.	4,126,897

		8,726,954

Shares	Description	Value

Common Stocks – (continued)
Machinery – 1.6%
21,339	AGCO Corp.*	$993,757
59,460	The Toro Co.	4,249,011
6,381	Trinity Industries, Inc.	188,878

		5,431,646

Media – 3.7%
24,683	Cablevision Systems Corp. Class A	365,802
107,150	DIRECTV Class A*	5,279,280
127,508	DISH Network Corp. Class A	4,076,431
38,472	News Corp. Class A	754,051
12,418	Pandora Media, Inc.*(b)	106,795
17,831	Regal Entertainment Group Class A	242,680
46,274	Time Warner, Inc.	1,733,424

		12,558,463

Metals & Mining – 0.1%
7,821	Newmont Mining Corp.	372,671

Multi-Utilities – 0.9%
11,690	Ameren Corp.	383,315
44,753	Integrys Energy Group, Inc.	2,445,304
3,573	PG&E Corp.	157,855

		2,986,474

Multiline Retail – 2.3%
37,346	Big Lots, Inc.*	1,368,357
37,199	Dollar Tree, Inc.*	3,781,650
38,581	Family Dollar Stores, Inc.	2,606,147

		7,756,154

Oil, Gas & Consumable Fuels – 11.5%
3,512	Apache Corp.	336,941
63,651	Chevron Corp.	6,782,651
4,774	Cimarex Energy Co.	329,931
94,096	ConocoPhillips	6,740,097
24,185	Devon Energy Corp.	1,689,322
139,503	Exxon Mobil Corp.	12,044,689
32,846	Hess Corp.	1,712,590
10,073	HollyFrontier Corp.	310,450
14,667	Murphy Oil Corp.	806,245
35,910	Occidental Petroleum Corp.	3,275,710
41,588	Tesoro Corp.*	966,921
177,722	Valero Energy Corp.	4,389,733
12,608	WPX Energy, Inc.*	221,523

		39,606,803

Personal Products – 0.3%
14,198	Herbalife Ltd.	998,403

Pharmaceuticals – 4.2%
80,272	Eli Lilly & Co.	3,322,458
10,505	Johnson & Johnson	683,770
71,098	Merck & Co., Inc.	2,789,886
337,256	Pfizer, Inc.	7,733,280

		14,529,394

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Professional Services – 0.3%
25,428	Manpower, Inc.	$1,083,233

Real Estate Investment Trusts – 2.6%
72,138	American Tower Corp.	4,730,810
89,850	Rayonier, Inc.	4,074,698

		8,805,508

Road & Rail – 0.7%
21,439	CSX Corp.	478,304
8,653	Norfolk Southern Corp.	631,063
12,059	Union Pacific Corp.	1,355,914

		2,465,281

Semiconductors & Semiconductor Equipment – 1.1%
132,560	Intel Corp.	3,764,704

Software – 7.5%
4,479	Adobe Systems, Inc.*	150,315
3,935	Autodesk, Inc.*	154,921
5,136	BMC Software, Inc.*	211,911
78,327	Intuit, Inc.	4,540,616
344,234	Microsoft Corp.	11,022,373
256,067	Oracle Corp.	7,525,809
50,342	Symantec Corp.*	831,650
35,013	Synopsys, Inc.*	1,050,740
3,211	VMware, Inc. Class A*	358,733

		25,847,068

Specialty Retail – 1.3%
5,310	Aaron’s, Inc.	144,273
23,193	Best Buy Co., Inc.	511,870
34,059	Dick’s Sporting Goods, Inc.	1,723,385
17,104	Foot Locker, Inc.	523,211
46,388	Lowe’s Cos., Inc.	1,459,830

		4,362,569

Textiles, Apparel & Luxury Goods* – 0.2%
6,294	Fossil, Inc.	822,437

Tobacco – 3.9%
35,138	Lorillard, Inc.	4,753,820
77,517	Philip Morris International, Inc.	6,938,547
42,959	Reynolds American, Inc.	1,754,016

		13,446,383

Trading Companies & Distributors – 0.4%
17,802	MSC Industrial Direct Co., Inc. Class A	1,312,185

Wireless Telecommunication Services* – 0.2%
237,207	Sprint Nextel Corp.	588,273

TOTAL COMMON STOCKS
(Cost $277,626,651)		$339,115,647

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(c) – 1.6%
Repurchase Agreement – 1.6%
Joint Repurchase Agreement Account II
$5,300,000	0.211%	05/01/12	$5,300,000
(Cost $5,300,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $282,926,651)			$344,415,647

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 0.0%
Financial Square Money Market Fund
108,225	0.182%	$108,225
(Cost $108,225)

TOTAL INVESTMENTS – 100.4%
(Cost $283,034,876)		$344,523,872

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(1,348,191)

NET ASSETS – 100.0%		$343,175,681

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	All or a portion of security is on loan.
(c)	Joint repurchase agreement was entered into on April 30, 2012. Additional information appears on page 85.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2012.
(e)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)

April 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	65	June 2012	$4,529,200	$57,543

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Schedule of Investments

April 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At April 30, 2012, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of May 1, 2012, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Balanced	$1,300,000	$1,300,008	$1,327,265
Structured Large Cap Growth	13,600,000	13,600,080	13,885,230
Structured Large Cap Value	11,600,000	11,600,068	11,843,284
Structured Small Cap Equity	6,000,000	6,000,035	6,125,837
Structured Small Cap Growth	1,300,000	1,300,008	1,327,265
Structured Small Cap Value	4,000,000	4,000,023	4,083,891
Structured U.S. Equity	5,300,000	5,300,031	5,411,156

REPURCHASE AGREEMENTS — At April 30, 2012, the Principal Amounts of the Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Balanced	Structured Large Cap Growth	Structured Large Cap Value	Structured Small Cap Equity	Structured Small Cap Growth	Structured Small Cap Value	Structured U.S. Equity
BNP Paribas Securities Co.	0.210%	$504,594	$5,278,834	$4,502,534	$2,328,897	$504,595	$1,552,598	$2,057,193
Credit Suisse Securities LLC	0.170	102,978	1,077,313	918,885	475,285	102,978	316,857	419,835
JP Morgan Securities LLC	0.210	126,046	1,318,631	1,124,715	581,749	126,046	387,833	513,878
Wells Fargo Securities LLC	0.220	566,382	5,925,222	5,053,866	2,614,069	566,381	1,742,712	2,309,094
TOTAL		$1,300,000	$13,600,000	$11,600,000	$6,000,000	$1,300,000	$4,000,000	$5,300,000

At April 30, 2012, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	3.000 to 6.000%	02/01/20 to 04/01/42
Federal National Mortgage Association	3.000 to 6.500	03/01/16 to 04/01/52
Government National Mortgage Association	3.500 to 7.000	09/20/30 to 04/15/42
U.S. Treasury Notes	0.125 to 4.875	06/30/12 to 04/30/18

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Assets and Liabilities

April 30, 2012 (Unaudited)

Balanced Fund
Assets:
Investments of unaffiliated issuers, at value (cost $114,963,528, $532,790,775, $443,504,359, $155,765,278, $36,876,766, $110,497,266 and $282,926,651)(a)	$126,738,343
Investments in securities lending reinvestment vehicle, affiliated issuers at value which equals cost	1,746,775
Cash	218,343
Receivables:
Investments sold on an extended settlement basis	16,546,498
Investments sold	877,986
Fund shares sold	815,231
Dividends and interest	324,582
Collateral on certain derivative contracts	110,000
Reimbursement from investment adviser	47,281
Upfront payments made on swap contracts	28,711
Unrealized gain on forward foreign currency exchange contracts	15,495
Unrealized gain on swap contracts	13,701
Securities lending income	4,968
Futures — variation margin	2,310
Other assets	819
Total assets	147,491,043

Liabilities:
Due to custodian — foreign currency	2,430
Payables:
Investments purchased on an extended settlement basis	14,817,773
Investments purchased	49,782
Forward sale contracts, at value (proceeds receivable $4,222,331 for Balanced Fund)	4,282,812
Payable upon return of securities loaned	1,746,775
Collateral on certain derivative contracts	200,000
Fund shares redeemed	184,788
Amounts owed to affiliates	107,756
Upfront payments received on swap contracts	44,948
Unrealized loss on swap contracts	43,600
Unrealized loss on forward foreign currency exchange contracts	6,719
Futures — variation margin	—
Accrued expenses and other liabilities	117,593
Total liabilities	21,604,976

Net Assets:
Paid-in capital	117,136,537
Undistributed (distributions in excess of) net investment income (loss)	110,832
Accumulated net realized loss	(3,200,087)
Net unrealized gain	11,838,785
NET ASSETS	$125,886,067
Net Assets:
Class A	$96,987,705
Class B	6,366,537
Class C	11,082,927
Institutional	9,789,956
Service	—
Class IR	1,658,942
Class R	—
Total Net Assets	$125,886,067
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	4,764,928
Class B	315,173
Class C	551,043
Institutional	473,300
Service	—
Class IR	80,362
Class R	—
Net asset value, offering and redemption price per share:(b)
Class A	$20.35
Class B	20.20
Class C	20.11
Institutional	20.68
Service	—
Class IR	20.64
Class R	—

(a)	Includes loaned securities having a market value of $1,679,744, $3,028,446, $2,823,264, $4,155,166, $701,609, $4,015,081 and $100,620 for the Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Funds is $21.53, $14.85, $11.81, $13.85, $24.53, $30.14 and $27.96, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Large Cap Growth Fund	Structured Large Cap Value Fund	Structured Small Cap Equity Fund	Structured Small Cap Growth Fund	Structured Small Cap Value Fund	Structured U.S. Equity Fund

$641,387,313	$537,903,092	$192,706,100	$44,518,798	$134,619,807	$344,415,647
3,116,750	2,926,400	4,287,800	710,725	4,052,750	108,225
36,019	31,149	40,616	60,161	67,011	49,376

—	—	—	—	—	—
—	—	1,753,770	342,224	1,311,077	—
17,497	46,485	56,337	41,506	18,007	54,640
269,477	554,569	89,035	9,308	99,420	321,063
—	—	—	—	—	—
25,393	—	—	24,531	1,755	6,433
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
2,382	2,993	1,962	1,207	3,688	1,145
—	—	—	—	—	—
3,705	3,432	882	322	868	2,183
644,858,536	541,468,120	198,936,502	45,708,782	140,174,383	344,958,712

—	—	—	—	—	—

—	—	—	—	—	—
—	—	2,719,847	676,350	1,832,741	—
—	—	—	—	—	—
3,116,750	2,926,400	4,287,800	710,725	4,052,750	108,225
—	—	—	—	—	—
750,546	16,282,421	388,831	46,848	189,643	984,406
363,132	321,156	173,882	49,289	155,047	287,619
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
41,243	29,645	47,170	8,900	32,930	15,925
136,725	130,173	129,315	82,425	112,077	386,856
4,408,396	19,689,795	7,746,845	1,574,537	6,375,188	1,783,031

1,060,710,681	981,412,867	344,819,292	46,294,372	163,549,749	461,722,763
2,532,482	404,114	314,859	(81,683)	(76,735)	1,063,606
(531,529,661)	(554,375,330)	(190,992,917)	(9,726,940)	(53,808,328)	(181,157,227)
108,736,638	94,336,674	37,048,423	7,648,496	24,134,509	61,546,539
$640,450,140	$521,778,325	$191,189,657	$44,134,245	$133,799,195	$343,175,681

$165,488,518	$133,091,723	$67,434,254	$26,672,581	$94,997,082	$259,224,467
5,244,741	1,796,060	1,134,763	4,196,934	12,645,712	11,429,162
13,635,037	11,858,270	12,846,700	5,532,152	19,074,754	33,398,838
454,565,638	369,413,786	102,128,322	7,546,797	6,280,054	37,710,592
1,127,299	5,522,345	1,902,990	—	—	1,035,707
357,223	84,696	5,463,116	158,557	320,949	200,114
31,684	11,445	279,512	27,224	480,644	176,801
$640,450,140	$521,778,325	$191,189,657	$44,134,245	$133,799,195	$343,175,681

11,792,402	11,926,526	5,151,872	1,150,714	3,335,974	9,813,348
404,472	161,862	96,440	211,848	635,451	461,699
1,055,597	1,070,717	1,092,590	276,962	848,070	1,372,728
31,489,070	33,116,682	7,532,316	293,546	178,088	1,393,519
81,295	492,840	147,030	—	—	39,255
25,666	7,603	421,318	6,779	11,285	7,636
2,269	1,028	21,528	1,189	16,983	6,740

$14.03	$11.16	$13.09	$23.18	$28.48	$26.42
12.97	11.10	11.77	19.81	19.90	24.75
12.92	11.08	11.76	19.97	22.49	24.33
14.44	11.15	13.56	25.71	35.26	27.06
13.87	11.21	12.94	—	—	26.38
13.92	11.14	12.97	23.39	28.44	26.21
13.97	11.14	12.98	22.89	28.30	26.23

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Balanced Fund
Investment income:
Dividends (net of foreign withholding taxes of $1,833, $3,475, $0, $0, $0, $0 and $2,141)	$1,248,574
Interest	695,185
Securities lending income — affiliated issuers	12,566
Total investment income	1,956,325

Expenses:
Management fees	387,143
Distribution and Service fees(a)	197,918
Transfer Agent fees(a)	107,414
Custody and accounting fees	75,034
Professional fees	52,711
Printing and mailing costs	36,824
Registration fees	33,145
Trustee fees	7,856
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Other	2,122
Total expenses	900,167
Less — expense reductions	(229,219)
Net expenses	670,948
NET INVESTMENT INCOME (LOSS)	1,285,377

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	3,594,338
Futures contracts	610,649
Written options	(12,578)
Swap contracts	(124,427)
Forward foreign currency exchange contracts	(15,539)
Foreign currency transactions	(6,033)
Net change in unrealized gain (loss) on:
Investments	4,071,078
Futures contracts	35,506
Swap contracts	(43,171)
Forward foreign currency exchange contracts	26,747
Foreign currency translation	2,381
Net realized and unrealized gain	8,138,951
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,424,328

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Balanced	$117,016	$31,310	$49,592	$—	$88,932	$5,949	$9,422	$1,534	$—	$1,577	$—
Structured Large Cap Growth	193,763	28,083	66,000	72	147,260	5,336	12,540	83,736	213	112	28
Structured Large Cap Value	167,060	9,050	58,817	26	126,966	1,719	11,175	76,247	1,433	72	10
Structured Small Cap Equity	86,995	6,245	64,409	630	66,116	1,187	12,238	22,083	351	4,930	239
Structured Small Cap Growth	32,316	22,548	27,165	61	24,561	4,284	5,161	1,443	—	277	23
Structured Small Cap Value	115,827	68,539	95,781	895	88,029	13,022	18,199	874	—	290	340
Structured U.S. Equity	332,786	60,901	164,209	289	252,917	11,571	31,200	6,837	193	135	110

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Large Cap Growth Fund	Structured Large Cap Value Fund	Structured Small Cap Equity Fund	Structured Small Cap Growth Fund	Structured Small Cap Value Fund	Structured U.S. Equity Fund

$5,479,343	$6,764,940	$1,371,895	$233,436	$1,281,828	$4,098,186
9,745	6,946	2,935	655	2,099	4,555
52,652	18,543	17,527	15,197	30,327	18,587
5,541,740	6,790,429	1,392,357	249,288	1,314,254	4,121,328

1,929,590	1,607,128	855,696	184,140	554,887	1,126,640
287,918	234,953	158,279	82,090	281,042	558,185
249,225	217,622	107,144	35,749	120,754	302,963
55,005	43,889	47,344	37,926	35,605	44,910
40,283	46,629	40,721	41,382	45,419	43,116
46,946	20,488	21,944	18,775	16,703	41,039
55,142	39,596	29,570	38,125	40,768	49,766
8,408	8,362	7,921	7,726	7,866	8,084
1,332	8,955	2,197	—	—	1,205
1,332	8,955	2,197	—	—	1,205
10,573	7,513	8,114	5,798	3,458	8,381
2,685,754	2,244,090	1,281,127	451,711	1,106,502	2,185,494
(620,119)	(406,144)	(191,875)	(157,546)	(173,335)	(431,049)
2,065,635	1,837,946	1,089,252	294,165	933,167	1,754,445
3,476,105	4,952,483	303,105	(44,877)	381,087	2,366,883

56,920,397	41,510,028	22,388,583	3,306,108	7,356,169	31,398,937
2,070,574	1,956,511	1,037,925	141,531	410,937	386,967
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

11,151,065	7,822,717	(1,640,955)	468,973	2,669,451	1,820,034
(261,893)	(531,156)	(88,602)	(53,969)	(175,186)	(226,077)
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
69,880,143	50,758,100	21,696,951	3,862,643	10,261,371	33,379,861
$73,356,248	$55,710,583	$22,000,056	$3,817,766	$10,642,458	$35,746,744

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Changes in Net Assets

	Balanced Fund
	For the Six Months Ended April 30, 2012 (Unaudited)	For the Fiscal Year Ended October 31, 2011
From operations:
Net investment income	$1,285,377	$2,651,580
Net realized gain	4,046,410	6,952,249
Net change in unrealized gain (loss)	4,092,541	(1,147,708)
Net increase in net assets resulting from operations	9,424,328	8,456,121

Distributions to shareholders:
From net investment income
Class A Shares	(965,936)	(2,527,748)
Class B Shares	(41,847)	(124,008)
Class C Shares	(68,450)	(144,092)
Institutional Shares	(94,559)	(121,659)
Service Shares	—	—
Class IR Shares	(17,700)	(2,731)
Class R Shares	—	—
Total distributions to shareholders	(1,188,492)	(2,920,238)

From share transactions:
Proceeds from sales of shares	19,258,314	28,330,246
Reinvestment of distributions	1,116,912	2,775,474
Cost of shares redeemed	(19,960,095)	(46,692,692)
Net increase (decrease) in net assets resulting from share transactions	415,131	(15,586,972)

TOTAL INCREASE (DECREASE)	8,650,967	(10,051,089)

Net assets:
Beginning of period	117,235,100	127,286,189
End of period	$125,886,067	$117,235,100
Undistributed net investment income	$110,832	$13,947

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Large Cap Growth Fund		Structured Large Cap Value Fund
For the Six Months Ended April 30, 2012 (Unaudited)	For the Fiscal Year Ended October 31, 2011	For the Six Months Ended April 30, 2012 (Unaudited)	For the Fiscal Year Ended October 31, 2011

$3,476,105	$6,471,836	$4,952,483	$9,244,481
58,990,971	49,149,017	43,466,539	39,836,896
10,889,172	11,135,556	7,291,561	9,006,104
73,356,248	66,756,409	55,710,583	58,087,481

(1,569,418)	(1,592,178)	(978,311)	(2,084,314)
(16,608)	(44,502)	(7,649)	(14,874)
(60,168)	(86,381)	(49,102)	(84,576)
(5,594,137)	(5,259,752)	(3,459,553)	(7,249,802)
(12,560)	(1,001)	(53,046)	(102,081)
(670)	(117)	(647)	(525)
(98)	(532)	(61)	(626)
(7,253,659)	(6,984,463)	(4,548,369)	(9,536,798)

107,247,642	269,712,866	63,748,976	237,675,485
7,191,059	6,893,160	4,513,296	9,256,017
(103,330,684)	(303,030,355)	(118,250,010)	(298,971,539)
11,108,017	(26,424,329)	(49,987,738)	(52,040,037)

77,210,606	33,347,617	1,174,476	(3,489,354)

563,239,534	529,891,917	520,603,849	524,093,203
$640,450,140	$563,239,534	$521,778,325	$520,603,849
$2,532,482	$6,310,036	$404,114	$—

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Changes in Net Assets (continued)

	Structured Small Cap Equity Fund
	For the Six Months Ended April 30, 2012 (Unaudited)	For the Fiscal Year Ended October 31, 2011
From operations:
Net investment income (loss)	$303,105	$1,936,345
Net realized gain	23,426,508	84,844,124
Net change in unrealized gain (loss)	(1,729,557)	(43,093,874)
Net increase in net assets resulting from operations	22,000,056	43,686,595

Distributions to shareholders:
From net investment income
Class A Shares	(504,874)	(693,060)
Class B Shares	(298)	—
Class C Shares	(29,847)	(7,635)
Institutional Shares	(1,105,856)	(2,286,438)
Service Shares	(14,086)	(6,725)
Class IR Shares	(67,613)	(328)
Class R Shares	(1,539)	(1,017)
Total distributions to shareholders	(1,724,113)	(2,995,203)

From share transactions:
Proceeds from sales of shares	61,107,587	55,291,331
Reinvestment of distributions	1,674,085	2,943,140
Cost of shares redeemed	(64,677,431)	(288,687,951)
Net decrease in net assets resulting from share transactions	(1,895,759)	(230,453,480)

TOTAL INCREASE (DECREASE)	18,380,184	(189,762,088)

Net assets:
Beginning of period	172,809,473	362,571,561
End of period	$191,189,657	$172,809,473
Undistributed (distributions in excess of) net investment income (loss)	$314,859	$1,735,867

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Small Cap Growth Fund		Structured Small Cap Value Fund		Structured U.S. Equity Fund
For the Six Months Ended April 30, 2012 (Unaudited)	For the Fiscal Year Ended October 31, 2011	For the Six Months Ended April 30, 2012 (Unaudited)	For the Fiscal Year Ended October 31, 2011	For the Six Months Ended April 30, 2012 (Unaudited)	For the Fiscal Year Ended October 31, 2011

$(44,877)	$(173,882)	$381,087	$542,506	$2,366,883	$5,926,992
3,447,639	6,160,507	7,767,106	16,259,204	31,785,904	42,051,886
415,004	(149,864)	2,494,265	(2,791,943)	1,593,957	(5,192,561)
3,817,766	5,836,761	10,642,458	14,009,767	35,746,744	42,786,317

—	—	(461,047)	(607,909)	(4,801,561)	(3,796,772)
—	—	—	(22,391)	(129,283)	(94,814)
—	—	—	(27,595)	(393,452)	(219,877)
—	—	(27,544)	(20,765)	(687,173)	(1,895,873)
—	—	—	—	(14,485)	(14,843)
—	—	(1,923)	(273)	(1,686)	(126)
—	—	(1,228)	(543)	(426)	(494)
—	—	(491,742)	(679,476)	(6,028,066)	(6,022,799)

3,904,897	7,827,443	7,734,678	10,281,394	15,394,039	63,648,652
—	—	473,046	637,920	5,704,866	5,665,611
(5,523,665)	(11,690,436)	(13,870,978)	(35,254,935)	(66,507,979)	(219,166,399)
(1,618,768)	(3,862,993)	(5,663,254)	(24,335,621)	(45,409,074)	(149,852,136)

2,198,998	1,973,768	4,487,462	(11,005,330)	(15,690,396)	(113,088,618)

41,935,247	39,961,479	129,311,733	140,317,063	358,866,077	471,954,695
$44,134,245	$41,935,247	$133,799,195	$129,311,733	$343,175,681	$358,866,077
$(81,683)	$(36,806)	$(76,735)	$33,920	$1,063,606	$4,724,789

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS BALANCED FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2012 - A	$19.01	$0.22		$1.32	$1.54	$(0.20)	$—	$(0.20)
2012 - B	18.87	0.15		1.31	1.46	(0.13)	—	(0.13)
2012 - C	18.79	0.14		1.31	1.45	(0.13)	—	(0.13)
2012 - Institutional	19.31	0.25		1.36	1.61	(0.24)	—	(0.24)
2012 - IR	19.28	0.22		1.37	1.59	(0.23)	—	(0.23)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2011 - A	18.21	0.42	(d)	0.83	1.25	(0.45)	—	(0.45)
2011 - B	18.07	0.28	(d)	0.83	1.11	(0.31)	—	(0.31)
2011 - C	18.01	0.26	(d)	0.84	1.10	(0.32)	—	(0.32)
2011 - Institutional	18.50	0.47	(d)	0.87	1.34	(0.53)	—	(0.53)
2011 - IR	18.48	0.40	(d)	0.90	1.30	(0.50)	—	(0.50)
2010 - A	16.32	0.48	(e)	1.97	2.45	(0.56)	—	(0.56)
2010 - B	16.19	0.35	(e)	1.96	2.31	(0.43)	—	(0.43)
2010 - C	16.14	0.34	(e)	1.97	2.31	(0.44)	—	(0.44)
2010 - Institutional	16.57	0.55	(e)	2.01	2.56	(0.63)	—	(0.63)
2010 - IR (Commenced August 31, 2010)	17.28	0.06	(e)	1.28	1.34	(0.14)	—	(0.14)
2009 - A	14.64	0.46		1.71	2.17	(0.49)	—	(0.49)
2009 - B	14.53	0.35		1.69	2.04	(0.38)	—	(0.38)
2009 - C	14.49	0.35		1.68	2.03	(0.38)	—	(0.38)
2009 - Institutional	14.86	0.53		1.73	2.26	(0.55)	—	(0.55)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	17.71	0.10		(2.99)	(2.89)	(0.18)	—	(0.18)
2008 - B	17.56	0.08		(2.96)	(2.88)	(0.15)	—	(0.15)
2008 - C	17.52	0.08		(2.96)	(2.88)	(0.15)	—	(0.15)
2008 - Institutional	17.98	0.11		(3.03)	(2.92)	(0.20)	—	(0.20)
2008 - Service	17.77	0.10		(3.00)	(2.90)	(0.18)	—	(0.18)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	20.66	0.64		(1.86)	(1.22)	(0.53)	(1.20)	(1.73)
2008 - B	20.50	0.50		(1.86)	(1.36)	(0.38)	(1.20)	(1.58)
2008 - C	20.46	0.50		(1.86)	(1.36)	(0.38)	(1.20)	(1.58)
2008 - Institutional	20.95	0.73		(1.89)	(1.16)	(0.61)	(1.20)	(1.81)
2008 - Service	20.70	0.64		(1.85)	(1.21)	(0.52)	(1.20)	(1.72)
2007 - A	20.68	0.56		1.52	2.08	(0.60)	(1.50)	(2.10)
2007 - B	20.52	0.41		1.51	1.92	(0.44)	(1.50)	(1.94)
2007 - C	20.49	0.41		1.51	1.92	(0.45)	(1.50)	(1.95)
2007 - Institutional	20.94	0.66		1.53	2.19	(0.68)	(1.50)	(2.18)
2007 - Service	20.66	0.56		1.53	2.09	(0.55)	(1.50)	(2.05)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.08 per share and 0.40% of average net assets.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.05 per share and 0.28% of average net assets.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

$20.35	8.15%	$96,988	1.05	%(c)	1.43	%(c)	2.24	%(c)	147%
20.20	7.76	6,367	1.80	(c)	2.18	(c)	1.50	(c)	147
20.11	7.75	11,083	1.80	(c)	2.18	(c)	1.47	(c)	147
20.68	8.39	9,790	0.65	(c)	1.03	(c)	2.57	(c)	147
20.64	8.29	1,659	0.80	(c)	1.18	(c)	2.18	(c)	147

19.01	6.95	94,819	1.05		1.38		2.20	(d)	357
18.87	6.16	6,332	1.80		2.13		1.47	(d)	357
18.79	6.13	9,297	1.80		2.13		1.38	(d)	357
19.31	7.33	6,610	0.65		0.98		2.44	(d)	357
19.28	7.09	177	0.80		1.13		2.06	(d)	357
18.21	15.29	108,710	1.05		1.40		2.75	(e)	238
18.07	14.46	7,991	1.80		2.15		2.03	(e)	238
18.01	14.48	7,665	1.80		2.15		1.99	(e)	238
18.50	15.76	2,919	0.65		1.00		3.14	(e)	238
18.48	7.77	1	0.80	(c)	1.15	(c)	2.10	(c)(e)	238
16.32	15.32	111,326	1.05		1.38		3.20		173
16.19	14.41	8,970	1.80		2.13		2.47		173
16.14	14.43	7,022	1.80		2.13		2.44		173
16.57	15.76	2,572	0.65		0.98		3.58		173

14.64	(16.41)	116,915	1.04	(c)	1.54	(c)	3.72	(c)	58
14.53	(16.49)	10,306	1.79	(c)	2.29	(c)	2.97	(c)	58
14.49	(16.52)	6,597	1.79	(c)	2.29	(c)	2.97	(c)	58
14.86	(16.35)	2,433	0.64	(c)	1.14	(c)	4.10	(c)	58
14.69	(16.43)	1	0.94	(c)	0.94	(c)	3.75	(c)	58

17.71	(6.48)	148,623	1.03		1.29		3.37		184
17.56	(7.21)	12,946	1.78		2.04		2.62		184
17.52	(7.19)	7,835	1.78		2.04		2.63		184
17.98	(6.10)	2,951	0.63		0.89		3.78		184
17.77	(6.41)	1	1.13		1.39		3.33		184
20.66	10.53	180,905	1.06		1.31		2.72		63
20.50	9.71	16,906	1.81		2.06		1.97		63
20.46	9.72	7,696	1.81		2.06		1.97		63
20.95	10.99	3,187	0.66		0.91		3.14		63
20.70	10.53	2	1.16		1.41		2.60		63

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2012 - A	$12.60	$0.06	(c)	$1.51	$1.57	$(0.14)	$—	$(0.14)
2012 - B	11.59	0.02	(c)	1.39	1.41	(0.03)	—	(0.03)
2012 - C	11.57	0.01	(c)	1.39	1.40	(0.05)	—	(0.05)
2012 - Institutional	12.98	0.09	(c)	1.56	1.65	(0.19)	—	(0.19)
2012 - Service	12.47	0.05	(c)	1.51	1.56	(0.16)	—	(0.16)
2012 - IR	12.53	0.04	(c)	1.54	1.58	(0.19)	—	(0.19)
2012 - R	12.46	0.04	(c)	1.52	1.56	(0.05)	—	(0.05)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2011 - A	11.54	0.10	(e)	1.09	1.19	(0.13)	—	(0.13)
2011 - B	10.63	0.02	(e)	1.00	1.02	(0.06)	—	(0.06)
2011 - C	10.62	0.01	(e)	1.01	1.02	(0.07)	—	(0.07)
2011 - Institutional	11.88	0.16	(e)	1.12	1.28	(0.18)	—	(0.18)
2011 - Service	11.43	0.06	(e)	1.10	1.16	(0.12)	—	(0.12)
2011 - IR	11.48	0.13	(e)	1.08	1.21	(0.16)	—	(0.16)
2011 - R	11.42	0.08	(e)	1.06	1.14	(0.10)	—	(0.10)
2010 - A	10.04	0.09		1.52	1.61	(0.11)	—	(0.11)
2010 - B	9.26	0.01		1.40	1.41	(0.04)	—	(0.04)
2010 - C	9.26	—	(f)	1.41	1.41	(0.05)	—	(0.05)
2010 - Institutional	10.33	0.13		1.58	1.71	(0.16)	—	(0.16)
2010 - Service	9.95	0.08		1.51	1.59	(0.11)	—	(0.11)
2010 - IR	9.99	0.11		1.52	1.63	(0.14)	—	(0.14)
2010 - R	9.99	0.05		1.52	1.57	(0.14)	—	(0.14)
2009 - A	8.94	0.10		1.08	1.18	(0.08)	—	(0.08)
2009 - B	8.23	0.03		1.00	1.03	—	—	—
2009 - C	8.23	0.03		1.00	1.03	—	—	—
2009 - Institutional	9.23	0.14		1.10	1.24	(0.14)	—	(0.14)
2009 - Service	8.87	0.09		1.07	1.16	(0.08)	—	(0.08)
2009 - IR	8.92	0.11		1.08	1.19	(0.12)	—	(0.12)
2009 - R	8.89	0.05		1.11	1.16	(0.06)	—	(0.06)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	12.38	0.01		(3.45)	(3.44)	—	—	—
2008 - B	11.40	(0.01)		(3.16)	(3.17)	—	—	—
2008 - C	11.41	(0.01)		(3.17)	(3.18)	—	—	—
2008 - Institutional	12.76	0.01		(3.54)	(3.53)	—	—	—
2008 - Service	12.28	—	(f)	(3.41)	(3.41)	—	—	—
2008 - IR	12.35	0.01		(3.44)	(3.43)	—	—	—
2008 - R	12.31	—	(f)	(3.42)	(3.42)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	14.36	0.06		(1.91)	(1.85)	(0.03)	(0.10)	(0.13)
2008 - B	13.31	(0.04)		(1.77)	(1.81)	— (f)	(0.10)	(0.10)
2008 - C	13.31	(0.04)		(1.76)	(1.80)	— (f)	(0.10)	(0.10)
2008 - Institutional	14.81	0.11		(1.97)	(1.86)	(0.09)	(0.10)	(0.19)
2008 - Service	14.25	0.04		(1.90)	(1.86)	(0.01)	(0.10)	(0.11)
2008 - IR (Commenced November 30, 2007)	14.53	0.06		(2.05)	(1.99)	(0.09)	(0.10)	(0.19)
2008 - R (Commenced November 30, 2007)	14.53	0.02		(2.05)	(2.03)	(0.09)	(0.10)	(0.19)
2007 - A	13.20	0.04		1.13	1.17	(0.01)	—	(0.01)
2007 - B	12.33	(0.06)		1.04	0.98	—	—	—
2007 - C	12.34	(0.06)		1.03	0.97	—	—	—
2007 - Institutional	13.58	0.10		1.17	1.27	(0.04)	—	(0.04)
2007 - Service	13.10	0.02		1.13	1.15	—	—	—

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.31% of average net assets.
(d)	Annualized.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.16% of average net assets.
(f)	Amount is less than $0.005 per share.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$14.03	12.57%	$165,489	0.95	%(d)	1.16	%(d)	0.93	%(c)(d)	56%
12.97	12.22	5,245	1.70	(d)	1.91	(d)	0.27	(c)(d)	56
12.92	12.19	13,635	1.70	(d)	1.91	(d)	0.20	(c)(d)	56
14.44	12.91	454,566	0.55	(d)	0.76	(d)	1.30	(c)(d)	56
13.87	12.63	1,127	1.05	(d)	1.26	(d)	0.83	(c)(d)	56
13.92	12.76	357	0.70	(d)	0.91	(d)	0.58	(c)(d)	56
13.97	12.53	32	1.20	(d)	1.41	(d)	0.65	(c)(d)	56

12.60	10.38	150,750	0.95		1.16		0.84	(e)	76
11.59	9.61	6,043	1.70		1.91		0.13	(e)	76
11.57	9.63	12,999	1.70		1.91		0.10	(e)	76
12.98	10.83	392,373	0.55		0.76		1.22	(e)	76
12.47	10.23	1,004	1.05		1.26		0.49	(e)	76
12.53	10.66	45	0.70		0.91		1.07	(e)	76
12.46	10.06	26	1.20		1.41		0.63	(e)	76
11.54	16.17	145,079	0.95		1.16		0.79		64
10.63	15.26	8,219	1.70		1.91		0.06		64
10.62	15.30	13,528	1.70		1.91		0.03		64
11.88	16.68	362,907	0.55		0.76		1.21		64
11.43	16.07	93	1.05		1.26		0.71		64
11.48	16.50	8	0.70		0.91		1.02		64
11.42	15.81	59	1.20		1.41		0.47		64
10.04	13.42	183,762	0.95		1.16		1.13		124
9.26	12.52	10,993	1.70		1.91		0.38		124
9.26	12.52	14,832	1.70		1.91		0.31		124
10.33	13.75	543,449	0.55		0.76		1.53		124
9.95	13.29	125	1.05		1.26		1.08		124
9.99	13.65	7	0.70		0.95		1.25		124
9.99	13.21	34	1.20		1.41		0.55		124

8.94	(27.79)	285,337	0.95	(d)	1.14	(d)	0.34	(d)	19
8.23	(27.81)	16,129	1.70	(d)	1.89	(d)	(0.38	)(d)	19
8.23	(27.87)	16,324	1.70	(d)	1.89	(d)	(0.41	)(d)	19
9.23	(27.66)	814,036	0.55	(d)	0.74	(d)	0.74	(d)	19
8.87	(27.77)	189	1.05	(d)	1.24	(d)	0.23	(d)	19
8.92	(27.77)	6	0.70	(d)	0.89	(d)	0.63	(d)	19
8.89	(27.78)	6	1.20	(d)	1.39	(d)	0.13	(d)	19

12.38	(12.96)	434,970	0.95		1.10		0.40		118
11.40	(13.71)	25,718	1.70		1.85		(0.34)		118
11.41	(13.63)	23,960	1.70		1.85		(0.34)		118
12.76	(12.71)	1,278,322	0.55		0.70		0.82		118
12.28	(13.11)	273	1.05		1.20		0.32		118
12.35	(13.86)	9	0.70	(d)	0.85	(d)	0.63	(d)	118
12.31	(14.18)	9	1.20	(d)	1.35	(d)	0.21	(d)	118
14.36	8.85	678,286	0.95		1.09		0.30		140
13.31	7.95	49,211	1.70		1.84		(0.48)		140
13.31	7.86	35,896	1.70		1.84		(0.48)		140
14.81	9.39	1,635,283	0.55		0.69		0.69		140
14.25	8.78	258	1.05		1.19		0.12		140

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2012 - A	$10.19	$0.08	(c)	$0.97	$1.05	$(0.08)	$—	$(0.08)
2012 - B	10.13	0.05	(c)	0.96	1.01	(0.04)	—	(0.04)
2012 - C	10.11	0.04	(c)	0.97	1.01	(0.04)	—	(0.04)
2012 - Institutional	10.18	0.10	(c)	0.97	1.07	(0.10)	—	(0.10)
2012 - Service	10.23	0.08	(c)	0.97	1.05	(0.07)	—	(0.07)
2012 - IR	10.17	0.10	(c)	0.96	1.06	(0.09)	—	(0.09)
2012 - R	10.17	0.07	(c)	0.96	1.03	(0.06)	—	(0.06)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2011 - A	9.47	0.13		0.74	0.87	(0.15)	—	(0.15)
2011 - B	9.42	0.06		0.72	0.78	(0.07)	—	(0.07)
2011 - C	9.40	0.06		0.72	0.78	(0.07)	—	(0.07)
2011 - Institutional	9.46	0.17		0.74	0.91	(0.19)	—	(0.19)
2011 - Service	9.51	0.12		0.74	0.86	(0.14)	—	(0.14)
2011 - IR	9.45	0.15		0.74	0.89	(0.17)	—	(0.17)
2011 - R	9.45	0.12		0.72	0.84	(0.12)	—	(0.12)
2010 - A	8.42	0.13		1.05	1.18	(0.13)	—	(0.13)
2010 - B	8.37	0.06		1.05	1.11	(0.06)	—	(0.06)
2010 - C	8.36	0.06		1.04	1.10	(0.06)	—	(0.06)
2010 - Institutional	8.41	0.17		1.05	1.22	(0.17)	—	(0.17)
2010 - Service	8.45	0.12		1.06	1.18	(0.12)	—	(0.12)
2010 - IR	8.41	0.15		1.04	1.19	(0.15)	—	(0.15)
2010 - R	8.41	0.11		1.04	1.15	(0.11)	—	(0.11)
2009 - A	8.60	0.17		(0.16)	0.01	(0.19)	—	(0.19)
2009 - B	8.54	0.12		(0.17)	(0.05)	(0.12)	—	(0.12)
2009 - C	8.54	0.11		(0.16)	(0.05)	(0.13)	—	(0.13)
2009 - Institutional	8.59	0.20		(0.16)	0.04	(0.22)	—	(0.22)
2009 - Service	8.63	0.16		(0.16)	—	(0.18)	—	(0.18)
2009 - IR	8.59	0.18		(0.15)	0.03	(0.21)	—	(0.21)
2009 - R	8.59	0.11		(0.11)	—	(0.18)	—	(0.18)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	11.24	0.03		(2.62)	(2.59)	(0.05)	—	(0.05)
2008 - B	11.16	0.02		(2.62)	(2.60)	(0.02)	—	(0.02)
2008 - C	11.16	0.02		(2.62)	(2.60)	(0.02)	—	(0.02)
2008 - Institutional	11.24	0.04		(2.63)	(2.59)	(0.06)	—	(0.06)
2008 - Service	11.28	0.03		(2.64)	(2.61)	(0.04)	—	(0.04)
2008 - IR	11.23	0.03		(2.62)	(2.59)	(0.05)	—	(0.05)
2008 - R	11.23	0.02		(2.62)	(2.60)	(0.04)	—	(0.04)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	14.51	0.18		(2.80)	(2.62)	(0.19)	(0.46)	(0.65)
2008 - B	14.39	0.09		(2.78)	(2.69)	(0.08)	(0.46)	(0.54)
2008 - C	14.40	0.09		(2.78)	(2.69)	(0.09)	(0.46)	(0.55)
2008 - Institutional	14.51	0.23		(2.80)	(2.57)	(0.24)	(0.46)	(0.70)
2008 - Service	14.56	0.17		(2.82)	(2.65)	(0.17)	(0.46)	(0.63)
2008 - IR (Commenced November 30, 2007)	13.89	0.15		(2.18)	(2.03)	(0.17)	(0.46)	(0.63)
2008 - R (Commenced November 30, 2007)	13.89	0.11		(2.17)	(2.06)	(0.14)	(0.46)	(0.60)
2007 - A	13.99	0.18		1.06	1.24	(0.17)	(0.55)	(0.72)
2007 - B	13.88	0.07		1.04	1.11	(0.05)	(0.55)	(0.60)
2007 - C	13.90	0.07		1.04	1.11	(0.06)	(0.55)	(0.61)
2007 - Institutional	14.00	0.24		1.04	1.28	(0.22)	(0.55)	(0.77)
2007 - Service	14.06	0.17		1.05	1.22	(0.17)	(0.55)	(0.72)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.31% of average net assets.
(d)	Annualized.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

$11.16	10.34%	$133,092	0.95	%(d)	1.10	%(d)	1.61	%(c)(d)	45%
11.10	10.03	1,796	1.70	(d)	1.85	(d)	0.88	(c)(d)	45
11.08	10.06	11,858	1.70	(d)	1.85	(d)	0.85	(c)(d)	45
11.15	10.67	369,414	0.55	(d)	0.70	(d)	1.97	(c)(d)	45
11.21	10.35	5,522	1.05	(d)	1.20	(d)	1.60	(c)(d)	45
11.14	10.50	85	0.70	(d)	0.85	(d)	1.81	(c)(d)	45
11.14	10.19	11	1.20	(d)	1.35	(d)	1.32	(c)(d)	45

10.19	9.15	133,611	0.95		1.13		1.31		56
10.13	8.25	1,905	1.70		1.88		0.57		56
10.11	8.30	11,928	1.70		1.88		0.55		56
10.18	9.61	365,385	0.55		0.73		1.69		56
10.23	9.02	7,699	1.05		1.23		1.19		56
10.17	9.48	67	0.70		0.88		1.48		56
10.17	8.96	10	1.20		1.38		1.13		56
9.47	14.09	140,737	0.94		1.10		1.45		41
9.42	13.27	2,428	1.69		1.85		0.70		41
9.40	13.22	11,940	1.69		1.85		0.68		41
9.46	14.59	362,324	0.54		0.70		1.86		41
9.51	14.05	6,601	1.04		1.20		1.33		41
9.45	14.31	16	0.69		0.85		1.64		41
9.45	13.74	47	1.19		1.35		1.15		41
8.42	0.37	247,183	0.95		1.10		2.28		130
8.37	(0.42)	3,290	1.70		1.85		1.58		130
8.36	(0.36)	13,110	1.70		1.85		1.47		130
8.41	0.67	712,253	0.55		0.70		2.65		130
8.45	0.28	7,364	1.05		1.20		2.10		130
8.41	0.65	10	0.70		0.85		2.30		130
8.41	0.26	36	1.20		1.35		1.45		130

8.60	(23.14)	310,622	0.95	(d)	1.10	(d)	1.59	(d)	24
8.54	(23.21)	5,170	1.70	(d)	1.85	(d)	0.87	(d)	24
8.54	(23.29)	14,029	1.70	(d)	1.85	(d)	0.86	(d)	24
8.59	(23.05)	851,132	0.55	(d)	0.70	(d)	2.02	(d)	24
8.63	(23.16)	7,193	1.05	(d)	1.20	(d)	1.50	(d)	24
8.59	(23.10)	7	0.70	(d)	0.85	(d)	1.81	(d)	24
8.59	(23.21)	6	1.20	(d)	1.35	(d)	1.33	(d)	24

11.24	(18.65)	398,881	0.95		1.05		1.41		130
11.16	(19.22)	7,306	1.70		1.80		0.67		130
11.16	(19.21)	18,614	1.70		1.80		0.67		130
11.24	(18.30)	1,027,705	0.55		0.65		1.82		130
11.28	(18.73)	8,994	1.05		1.15		1.31		130
11.23	(15.18)	8	0.70	(d)	0.80	(d)	1.70	(d)	130
11.23	(15.44)	8	1.20	(d)	1.30	(d)	1.26	(d)	130
14.51	8.90	640,535	0.95		1.04		1.23		119
14.39	8.03	16,587	1.70		1.79		0.46		119
14.40	7.99	25,946	1.70		1.79		0.47		119
14.51	9.24	1,444,839	0.55		0.64		1.64		119
14.56	8.70	14,237	1.05		1.14		1.14		119

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2012 - A	$12.06	$0.01	(c)	$1.12	$1.13	$(0.10)	$—	$(0.10)
2012 - B	10.79	(0.03	)(c)	1.01	0.98	— (e)	—	— (e)
2012 - C	10.81	(0.03	)(c)	1.01	0.98	(0.03)	—	(0.03)
2012 - Institutional	12.53	0.03	(c)	1.16	1.19	(0.16)	—	(0.16)
2012 - Service	11.94	—	(c)(e)	1.11	1.11	(0.11)	—	(0.11)
2012 - IR	12.00	0.02	(c)	1.11	1.13	(0.16)	—	(0.16)
2012 - R	11.97	(0.01	)(c)	1.11	1.10	(0.09)	—	(0.09)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2011 - A	10.92	0.06	(f)	1.15	1.21	(0.07)	—	(0.07)
2011 - B	9.80	(0.03	)(f)	1.02	0.99	—	—	—
2011 - C	9.82	(0.04	)(f)	1.04	1.00	(0.01)	—	(0.01)
2011 - Institutional	11.34	0.11	(f)	1.19	1.30	(0.11)	—	(0.11)
2011 - Service	10.82	0.04	(f)	1.13	1.17	(0.05)	—	(0.05)
2011 - IR	10.87	0.08	(f)	1.15	1.23	(0.10)	—	(0.10)
2011 - R	10.86	0.02	(f)	1.15	1.17	(0.06)	—	(0.06)
2010 - A	8.45	0.04	(g)	2.50	2.54	(0.07)	—	(0.07)
2010 - B	7.59	(0.03	)(g)	2.25	2.22	(0.01)	—	(0.01)
2010 - C	7.62	(0.03	)(g)	2.26	2.23	(0.03)	—	(0.03)
2010 - Institutional	8.78	0.09	(g)	2.57	2.66	(0.10)	—	(0.10)
2010 - Service	8.37	0.03	(g)	2.48	2.51	(0.06)	—	(0.06)
2010 - IR	8.42	0.06	(g)	2.49	2.55	(0.10)	—	(0.10)
2010 - R	8.41	(0.01	)(g)	2.51	2.50	(0.05)	—	(0.05)
2009 - A	7.98	0.04		0.48	0.52	(0.05)	—	(0.05)
2009 - B	7.16	(0.01)		0.44	0.43	—	—	—
2009 - C	7.19	(0.01)		0.44	0.43	—	—	—
2009 - Institutional	8.30	0.07		0.51	0.58	(0.10)	—	(0.10)
2009 - Service	7.85	0.04		0.48	0.52	—	—	—
2009 - IR	7.96	0.04		0.50	0.54	(0.08)	—	(0.08)
2009 - R	7.93	(0.01)		0.53	0.52	(0.04)	—	(0.04)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	11.00	0.02		(3.04)	(3.02)	—	—	—
2008 - B	9.89	—	(e)	(2.73)	(2.73)	—	—	—
2008 - C	9.94	—	(e)	(2.75)	(2.75)	—	—	—
2008 - Institutional	11.45	0.02		(3.17)	(3.15)	—	—	—
2008 - Service	10.84	0.01		(3.00)	(2.99)	—	—	—
2008 - IR	10.98	0.02		(3.04)	(3.02)	—	—	—
2008 - R	10.95	0.01		(3.03)	(3.02)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	12.89	0.01		(1.23)	(1.22)	(0.01)	(0.66)	(0.67)
2008 - B	11.74	(0.06)		(1.13)	(1.19)	—	(0.66)	(0.66)
2008 - C	11.79	(0.06)		(1.13)	(1.19)	—	(0.66)	(0.66)
2008 - Institutional	13.37	0.06		(1.27)	(1.21)	(0.05)	(0.66)	(0.71)
2008 - Service	12.72	0.01		(1.23)	(1.22)	—	(0.66)	(0.66)
2008 - IR (Commenced November 30, 2007)	12.16	0.03		(0.50)	(0.47)	(0.05)	(0.66)	(0.71)
2008 - R (Commenced November 30, 2007)	12.16	(0.01)		(0.49)	(0.50)	(0.05)	(0.66)	(0.71)
2007 - A	13.76	0.04		(0.06)	(0.02)	(0.01)	(0.84)	(0.85)
2007 - B	12.69	(0.06)		(0.05)	(0.11)	—	(0.84)	(0.84)
2007 - C	12.74	(0.06)		(0.05)	(0.11)	—	(0.84)	(0.84)
2007 - Institutional	14.23	0.10		(0.06)	0.04	(0.06)	(0.84)	(0.90)
2007 - Service	13.59	0.02		(0.05)	(0.03)	—	(0.84)	(0.84)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.19% of average net assets.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from non-recurring special dividends which amounted to $0.07 per share and 0.55% of average net assets.
(g)	Reflects income recognized from non-recurring special dividends which amounted to $0.06 per share and 0.56% of average net assets.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$13.09	9.40%	$67,434	1.25	%(d)	1.44	%(d)	0.14	%(c)(d)	53%
11.77	9.11	1,135	2.00	(d)	2.19	(d)	(0.56	)(c)(d)	53
11.76	9.04	12,847	2.00	(d)	2.19	(d)	(0.59	)(c)(d)	53
13.56	9.65	102,128	0.85	(d)	1.04	(d)	0.51	(c)(d)	53
12.94	9.35	1,903	1.35	(d)	1.54	(d)	0.05	(c)(d)	53
12.97	9.56	5,463	1.00	(d)	1.19	(d)	0.40	(c)(d)	53
12.98	9.23	280	1.50	(d)	1.69	(d)	(0.11	)(c)(d)	53

12.06	11.05	65,299	1.25		1.42		0.45	(f)	34
10.79	10.10	1,399	2.00		2.17		(0.31	)(f)	34
10.81	10.14	13,338	2.00		2.17		(0.32	)(f)	34
12.53	11.49	86,058	0.85		1.02		0.87	(f)	34
11.94	10.84	1,548	1.35		1.52		0.32	(f)	34
12.00	11.32	4,959	1.00		1.17		0.70	(f)	34
11.97	10.78	207	1.50		1.67		0.14	(f)	34
10.92	30.23	104,435	1.25		1.39		0.43	(g)	70
9.80	29.27	2,101	2.00		2.14		(0.31	)(g)	70
9.82	29.29	13,788	2.00		2.14		(0.37	)(g)	70
11.34	30.76	240,597	0.85		0.99		0.88	(g)	70
10.82	30.16	1,431	1.35		1.49		0.33	(g)	70
10.87	30.55	35	1.00		1.14		0.63	(g)	70
10.86	29.90	184	1.50		1.64		(0.11	)(g)	70
8.45	6.70	130,439	1.25		1.40		0.61		167
7.59	6.01	2,737	2.00		2.15		(0.11)		167
7.62	5.98	11,226	2.00		2.15		(0.18)		167
8.78	7.13	349,989	0.85		1.00		0.96		167
8.37	6.62	1,588	1.35		1.50		0.53		167
8.42	7.09	25	1.00		1.15		0.52		167
8.41	6.61	21	1.50		1.65		(0.10)		167

7.98	(27.45)	162,243	1.25	(d)	1.46	(d)	0.76	(d)	31
7.16	(27.60)	3,806	2.00	(d)	2.21	(d)	0.01	(d)	31
7.19	(27.67)	11,262	2.00	(d)	2.21	(d)	0.01	(d)	31
8.30	(27.51)	419,179	0.85	(d)	1.06	(d)	1.16	(d)	31
7.85	(27.58)	2,121	1.35	(d)	1.56	(d)	0.66	(d)	31
7.96	(27.50)	7	1.00	(d)	1.21	(d)	0.99	(d)	31
7.93	(27.58)	7	1.50	(d)	1.71	(d)	0.54	(d)	31

11.00	(9.73)	211,930	1.25		1.36		0.12		160
9.89	(10.39)	5,807	2.00		2.11		(0.57)		160
9.94	(10.35)	16,250	2.00		2.11		(0.60)		160
11.45	(9.29)	547,109	0.85		0.96		0.54		160
10.84	(9.80)	2,904	1.35		1.46		0.12		160
10.98	(4.14)	10	1.00	(d)	1.11	(d)	0.36	(d)	160
10.95	(4.40)	10	1.50	(d)	1.61	(d)	(0.07	)(d)	160
12.89	(0.76)	208,875	1.26		1.34		0.24		154
11.74	(1.52)	10,875	2.01		2.09		(0.51)		154
11.79	(1.44)	21,631	2.01		2.09		(0.51)		154
13.37	(0.32)	575,499	0.86		0.94		0.64		154
12.72	(0.80)	26,406	1.36		1.44		0.14		154

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
FOR THE SIX MONTH ENDED APRIL 30, (UNAUDITED)
2012 - A	$21.22	$(0.01	)(c)	$1.97	$1.96	$—	$—
2012 - B	18.21	(0.08	)(c)	1.68	1.60	—	—
2012 - C	18.35	(0.08	)(c)	1.70	1.62	—	—
2012 - Institutional	23.49	0.04	(c)	2.18	2.22	—	—
2012 - IR	21.39	(0.02	)(c)	2.02	2.00	—	—
2012 - R	20.98	(0.04	)(c)	1.95	1.91	—	—

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2011 - A	18.49	(0.05	)(e)	2.78	2.73	—	—
2011 - B	15.98	(0.18	)(e)	2.41	2.23	—	—
2011 - C	16.11	(0.18	)(e)	2.42	2.24	—	—
2011 - Institutional	20.38	0.03	(e)	3.08	3.11	—	—
2011 - IR	18.58	(0.08	)(e)	2.89	2.81	—	—
2011 - R	18.33	(0.11	)(e)	2.76	2.65	—	—
2010 - A	14.23	0.01	(f)	4.30	4.31	(0.05)	—
2010 - B	12.35	(0.09	)(f)	3.72	3.63	—	—
2010 - C	12.45	(0.10	)(f)	3.76	3.66	—	—
2010 - Institutional	15.67	0.07	(f)	4.74	4.81	(0.10)	—
2010 - IR	14.30	0.04	(f)	4.33	4.37	(0.09)	—
2010 - R	14.15	(0.03	)(f)	4.27	4.24	(0.06)	—
2009 - A	12.66	(0.01)		1.58	1.57	—	—
2009 - B	11.07	(0.08)		1.36	1.28	—	—
2009 - C	11.16	(0.09)		1.38	1.29	—	—
2009 - Institutional	13.88	0.04		1.75	1.79	—	—
2009 - IR	12.68	0.03		1.59	1.62	—	—
2009 - R	12.63	(0.06)		1.58	1.52	—	—
2008 - A	36.25	(0.05)		(9.43)	(9.48)	—	(14.11)
2008 - B	33.77	(0.17)		(8.42)	(8.59)	—	(14.11)
2008 - C	33.92	(0.17)		(8.48)	(8.65)	—	(14.11)
2008 - Institutional	38.18	0.02		(10.21)	(10.19)	—	(14.11)
2008 - IR (Commenced November 30, 2007)	33.22	(0.01)		(6.42)	(6.43)	—	(14.11)
2008 - R (Commenced November 30, 2007)	33.22	(0.08)		(6.40)	(6.48)	—	(14.11)
2007 - A	32.78	(0.27)		5.59	5.32	—	(1.85)
2007 - B	30.83	(0.46)		5.25	4.79	—	(1.85)
2007 - C	30.96	(0.46)		5.27	4.81	—	(1.85)
2007 - Institutional	34.28	(0.12)		5.87	5.75	—	(1.85)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized. The Structured Small Cap Growth Fund first began operations as the AXA Enterprise Small Company Growth Fund (the "Predecessor Fund") of the AXA Enterprise Funds Trust. On June 25, 2007, the Predecessor Fund was reorganized as a new portfolio of the Goldman Sachs Trust. Performance prior to June 25, 2007 is that of the Predecessor Fund. Total return information of the Predecessor Fund is provided in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.03 per share and 0.28% of average net assets.
(d)	Annualized.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.07 per share and 0.34% of average net assets.
(f)	Reflects income recognized from non-recurring special dividends which amounted to $0.10 per share and 0.63% of average net assets.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net expenses (not including fees paid indirectly)		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of net investment income (loss) (not including fees paid indirectly)		Portfolio turnover rate

$23.18	9.24%	$26,673	1.25	%(d)	1.25	%(d)	1.98	%(d)	(0.10	)%(c)(d)	(0.10	)%(c)(d)	38%
19.81	8.79	4,197	2.00	(d)	2.00	(d)	2.73	(d)	(0.83	)(c)(d)	(0.83	)(c)(d)	38
19.97	8.83	5,532	2.00	(d)	2.00	(d)	2.73	(d)	(0.85	)(c)(d)	(0.85	)(c)(d)	38
25.71	9.45	7,547	0.85	(d)	0.85	(d)	1.58	(d)	0.30	(c)(d)	0.30	(c)(d)	38
23.39	9.35	159	1.00	(d)	1.00	(d)	1.73	(d)	(0.21	)(c)(d)	(0.21	)(c)(d)	38
22.89	9.10	27	1.50	(d)	1.50	(d)	2.23	(d)	(0.39	)(c)(d)	(0.39	)(c)(d)	38

21.22	14.76	24,979	1.25		1.25		1.96		(0.26	)(e)	(0.26	)(e)	52
18.21	13.95	4,760	2.00		2.00		2.71		(0.98	)(e)	(0.98	)(e)	52
18.35	13.90	5,180	2.00		2.00		2.71		(1.00	)(e)	(1.00	)(e)	52
23.49	15.26	6,959	0.85		0.85		1.56		0.14	(e)	0.14	(e)	52
21.39	15.12	38	1.00		1.00		1.71		(0.38	)(e)	(0.38	)(e)	52
20.98	14.46	19	1.50		1.50		2.21		(0.51	)(e)	(0.51	)(e)	52
18.49	30.38	22,598	1.25		1.25		2.09		0.03	(f)	0.03	(f)	100
15.98	29.39	6,395	2.00		2.00		2.84		(0.65	)(f)	(0.65	)(f)	100
16.11	29.40	5,263	2.00		2.00		2.84		(0.70	)(f)	(0.70	)(f)	100
20.38	30.87	5,649	0.85		0.85		1.69		0.39	(f)	0.39	(f)	100
18.58	30.66	10	1.00		1.00		1.84		0.26	(f)	0.26	(f)	100
18.33	30.07	47	1.50		1.50		2.34		(0.21	)(f)	(0.21	)(f)	100
14.23	12.40	19,090	1.25		1.25		2.44		(0.06)		(0.06)		205
12.35	11.56	7,608	2.00		2.00		3.19		(0.78)		(0.78)		205
12.45	11.56	4,793	2.00		2.00		3.19		(0.82)		(0.82)		205
15.67	12.90	4,026	0.85		0.85		2.04		0.31		0.31		205
14.30	12.78	7	1.00		1.00		2.19		0.18		0.18		205
14.15	12.03	42	1.50		1.50		2.69		(0.44)		(0.44)		205
12.66	(39.66)	19,402	1.25		1.25		2.00		(0.32)		(0.32)		182
11.07	(40.12)	10,176	2.00		2.00		2.75		(1.07)		(1.07)		182
11.16	(40.12)	4,918	2.00		2.00		2.75		(1.07)		(1.07)		182
13.88	(39.44)	3,662	0.85		0.85		1.60		(0.12)		(0.12)		182
12.68	(34.14)	7	1.00	(d)	1.00	(d)	1.75	(d)	(0.06	)(d)	(0.06	)(d)	182
12.63	(34.40)	7	1.50	(d)	1.50	(d)	2.25	(d)	(0.40	)(d)	(0.40	)(d)	182
36.25	17.04	45,070	1.25		1.51		2.17		(0.79)		(1.05)		154
33.77	16.32	26,184	1.87		2.13		2.78		(1.40)		(1.67)		154
33.92	16.32	11,911	1.87		2.13		2.78		(1.40)		(1.67)		154
38.18	17.53	15,686	0.79		1.10		1.74		(0.33)		(0.63)		154

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2012 - A	$26.36	$0.10	(c)	$2.16	$2.26	$(0.14)	$—	$(0.14)
2012 - B	18.40	—	(c)(e)	1.50	1.50	—	—	—
2012 - C	20.79	—	(c)(e)	1.70	1.70	—	—	—
2012 - Institutional	32.66	0.20	(c)	2.65	2.85	(0.25)	—	(0.25)
2012 - IR	26.40	0.13	(c)	2.15	2.28	(0.24)	—	(0.24)
2012 - R	26.21	0.06	(c)	2.15	2.21	(0.12)	—	(0.12)

FOR THE FISCAL YEARS ENDED OCTOBER 31,*
2011 - A	24.10	0.15	(f)	2.27	2.42	(0.16)	—	(0.16)
2011 - B	16.87	(0.03	)(f)	1.58	1.55	(0.02)	—	(0.02)
2011 - C	19.06	(0.04	)(f)	1.80	1.76	(0.03)	—	(0.03)
2011 - Institutional	29.80	0.32	(f)	2.79	3.11	(0.25)	—	(0.25)
2011 - IR	24.15	0.24	(f)	2.24	2.48	(0.23)	—	(0.23)
2011 - R	23.99	0.07	(f)	2.26	2.33	(0.11)	—	(0.11)
2010 - A	18.78	0.16	(g)	5.34	5.50	(0.18)	—	(0.18)
2010 - B	13.24	—	(e)(g)	3.75	3.75	(0.12)	—	(0.12)
2010 - C	14.94	—	(e)(g)	4.24	4.24	(0.12)	—	(0.12)
2010 - Institutional	23.11	0.30	(g)	6.59	6.89	(0.20)	—	(0.20)
2010 - IR	18.78	0.22	(g)	5.34	5.56	(0.19)	—	(0.19)
2010 - R	18.74	0.10	(g)	5.33	5.43	(0.18)	—	(0.18)
2009 - A	18.62	0.18		0.25	0.43	(0.27)	—	(0.27)
2009 - B	13.16	0.05		0.19	0.24	(0.16)	—	(0.16)
2009 - C	14.84	0.05		0.18	0.23	(0.13)	—	(0.13)
2009 - Institutional	22.89	0.31		0.28	0.59	(0.37)	—	(0.37)
2009 - IR	18.69	0.22		0.21	0.43	(0.34)	—	(0.34)
2009 - R	18.62	0.12		0.23	0.35	(0.23)	—	(0.23)
2008 - A	89.04	0.14		(14.42)	(14.28)	—	(56.14)	(56.14)
2008 - B	81.13	(0.07)		(11.76)	(11.83)	—	(56.14)	(56.14)
2008 - C	83.58	—	(e)	(12.60)	(12.60)	—	(56.14)	(56.14)
2008 - Institutional	95.27	0.42		(16.66)	(16.24)	—	(56.14)	(56.14)
2008 - IR (Commenced November 30, 2007)	81.41	0.21		(6.79)	(6.58)	—	(56.14)	(56.14)
2008 - R (Commenced November 30, 2007)	81.41	0.14		(6.79)	(6.65)	—	(56.14)	(56.14)
2007 - A	92.33	(0.35)		7.42	7.07	(0.21)	(10.15)	(10.36)
2007 - B	85.26	(0.84)		6.86	6.02	—	(10.15)	(10.15)
2007 - C	87.57	(0.84)		7.00	6.16	—	(10.15)	(10.15)
2007 - Institutional	98.14	—	(e)	7.98	7.98	(0.70)	(10.15)	(10.85)

*	All per share amounts representing data prior to February 9, 2009 have been restated to reflect a 7 for 1 reverse stock split which occurred on that date.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized. The Structured Small Cap Value Fund first began operations as the AXA Enterprise Small Company Value Fund (the “Predecessor Fund”) of the AXA Enterprise Funds Trust. On June 25, 2007, the Predecessor Fund was reorganized as a new portfolio of the Goldman Sachs Trust. Performance prior to June 25, 2007 is that of the Predecessor Fund. Total return information of the Predecessor Fund is provided in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.03 per share and 0.20% of average net assets.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from non-recurring special dividends which amounted to $0.07 per share and 0.27% of average net assets.
(g)	Reflects income recognized from non-recurring special dividends which amounted to $0.06 per share and 0.33% of average net assets.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net expenses (not including fees paid indirectly)		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of net investment income (loss) (not including fees paid indirectly)		Portfolio turnover rate

$28.48	8.60%	$94,997	1.25	%(d)	1.25	%(d)	1.52	%(d)	0.76	%(c)(d)	0.76	%(c)(d)	26%
19.90	8.15	12,646	2.00	(d)	2.00	(d)	2.27	(d)	0.03	(c)(d)	0.03	(c)(d)	26
22.49	8.18	19,075	2.00	(d)	2.00	(d)	2.27	(d)	0.01	(c)(d)	0.01	(c)(d)	26
35.26	8.79	6,280	0.85	(d)	0.85	(d)	1.12	(d)	1.16	(c)(d)	1.16	(c)(d)	26
28.44	8.70	321	1.00	(d)	1.00	(d)	1.27	(d)	0.92	(c)(d)	0.92	(c)(d)	26
28.30	8.46	481	1.50	(d)	1.50	(d)	1.77	(d)	0.46	(c)(d)	0.46	(c)(d)	26

26.36	10.03	91,426	1.25		1.25		1.54		0.58	(f)	0.58	(f)	33
18.40	9.19	14,722	2.00		2.00		2.29		(0.16	)(f)	(0.16	)(f)	33
20.79	9.21	19,248	2.00		2.00		2.29		(0.17	)(f)	(0.17	)(f)	33
32.66	10.46	3,479	0.85		0.85		1.14		0.97	(f)	0.97	(f)	33
26.40	10.29	223	1.00		1.00		1.29		0.96	(f)	0.96	(f)	33
26.21	9.71	214	1.50		1.50		1.79		0.26	(f)	0.26	(f)	33
24.10	29.47	95,864	1.25		1.25		1.55		0.72	(g)	0.72	(g)	85
16.87	28.54	20,172	2.00		2.00		2.30		0.01	(g)	0.01	(g)	85
19.06	28.54	21,671	2.00		2.00		2.30		(0.02	)(g)	(0.02	)(g)	85
29.80	30.03	2,462	0.85		0.85		1.15		1.10	(g)	1.10	(g)	85
24.15	29.83	28	1.00		1.00		1.30		0.99	(g)	0.99	(g)	85
23.99	29.17	120	1.50		1.50		1.80		0.45	(g)	0.45	(g)	85
18.78	2.64	79,873	1.25		1.25		1.69		1.11		1.11		184
13.24	2.27	27,689	2.00		2.00		2.44		0.42		0.42		184
14.94	1.61	20,883	2.00		2.00		2.44		0.38		0.38		184
23.11	2.97	1,244	0.85		0.85		1.29		1.55		1.55		184
18.78	2.43	7	1.00		1.00		1.44		1.34		1.34		184
18.74	2.17	79	1.50		1.50		1.94		0.68		0.68		184
18.62	(33.48)	85,992	1.25		1.25		1.53		0.71		0.71		147
13.16	(34.04)	43,039	2.00		2.00		2.28		(0.05)		(0.05)		147
14.84	(33.89)	26,503	2.00		2.00		2.28		(0.05)		(0.05)		147
22.89	(33.07)	1,599	0.85		0.85		1.13		1.05		1.05		147
18.69	(27.00)	7	1.00	(d)	1.00	(d)	1.28	(d)	1.03	(d)	1.03	(d)	147
18.62	(27.27)	7	1.50	(d)	1.50	(d)	1.78	(d)	0.60	(d)	0.60	(d)	147
89.04	8.15	213,172	1.20		1.49		1.58		(0.40)		(0.69)		97
81.13	7.45	117,553	1.82		2.10		2.19		(1.03)		(1.31)		97
83.58	7.41	70,151	1.82		2.10		2.19		(1.01)		(1.29)		97
95.27	8.57	16,005	0.73		1.07		1.14		(0.04)		(0.38)		97

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2012 - A	$24.21	$0.18	(c)	$2.47	$2.65	$(0.44)	$—	$(0.44)
2012 - B	22.59	0.08	(c)	2.31	2.39	(0.23)	—	(0.23)
2012 - C	22.25	0.08	(c)	2.27	2.35	(0.27)	—	(0.27)
2012 - Institutional	24.82	0.23	(c)	2.53	2.76	(0.52)	—	(0.52)
2012 - Service	24.14	0.16	(c)	2.46	2.62	(0.38)	—	(0.38)
2012 - IR	24.08	0.18	(c)	2.47	2.65	(0.52)	—	(0.52)
2012 - R	23.98	0.09	(c)	2.51	2.60	(0.35)	—	(0.35)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2011 - A	22.32	0.31	(e)	1.87	2.18	(0.29)	—	(0.29)
2011 - B	20.82	0.12	(e)	1.76	1.88	(0.11)	—	(0.11)
2011 - C	20.54	0.12	(e)	1.72	1.84	(0.13)	—	(0.13)
2011 - Institutional	22.89	0.44	(e)	1.87	2.31	(0.38)	—	(0.38)
2011 - Service	22.25	0.28	(e)	1.87	2.15	(0.26)	—	(0.26)
2011 - IR	22.21	0.36	(e)	1.86	2.22	(0.35)	—	(0.35)
2011 - R	22.11	0.24	(e)	1.85	2.09	(0.22)	—	(0.22)
2010 - A	19.75	0.24		2.63	2.87	(0.30)	—	(0.30)
2010 - B	18.43	0.08		2.44	2.52	(0.13)	—	(0.13)
2010 - C	18.21	0.07		2.44	2.51	(0.18)	—	(0.18)
2010 - Institutional	20.25	0.33		2.69	3.02	(0.38)	—	(0.38)
2010 - Service	19.66	0.23		2.60	2.83	(0.24)	—	(0.24)
2010 - IR	19.65	0.29		2.63	2.92	(0.36)	—	(0.36)
2010 - R	19.63	0.18		2.61	2.79	(0.31)	—	(0.31)
2009 - A	19.02	0.31		0.87	1.18	(0.38)	(0.07)	(0.45)
2009 - B	17.63	0.18		0.82	1.00	(0.13)	(0.07)	(0.20)
2009 - C	17.50	0.16		0.82	0.98	(0.20)	(0.07)	(0.27)
2009 - Institutional	19.52	0.38		0.91	1.29	(0.49)	(0.07)	(0.56)
2009 - Service	18.84	0.29		0.88	1.17	(0.28)	(0.07)	(0.35)
2009 - IR	18.96	0.34		0.87	1.21	(0.45)	(0.07)	(0.52)
2009 - R	18.89	0.16		0.98	1.14	(0.33)	(0.07)	(0.40)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	24.97	0.04		(5.99)	(5.95)	—	—	—
2008 - B	23.18	0.02		(5.57)	(5.55)	—	—	—
2008 - C	23.01	0.02		(5.53)	(5.51)	—	—	—
2008 - Institutional	25.61	0.06		(6.15)	(6.09)	—	—	—
2008 - Service	24.74	0.04		(5.94)	(5.90)	—	—	—
2008 - IR	24.88	0.05		(5.97)	(5.92)	—	—	—
2008 - R	24.81	0.04		(5.96)	(5.92)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	33.30	0.29		(4.86)	(4.57)	(0.34)	(3.42)	(3.76)
2008 - B	31.17	0.08		(4.54)	(4.46)	(0.11)	(3.42)	(3.53)
2008 - C	31.01	0.07		(4.49)	(4.42)	(0.16)	(3.42)	(3.58)
2008 - Institutional	34.07	0.42		(4.98)	(4.56)	(0.48)	(3.42)	(3.90)
2008 - Service	32.98	0.26		(4.80)	(4.54)	(0.28)	(3.42)	(3.70)
2008 - IR (Commenced November 30, 2007)	33.02	0.26		(4.49)	(4.23)	(0.49)	(3.42)	(3.91)
2008 - R (Commenced November 30, 2007)	33.02	0.17		(4.48)	(4.31)	(0.48)	(3.42)	(3.90)
2007 - A	31.79	0.28		2.61	2.89	(0.27)	(1.11)	(1.38)
2007 - B	29.92	0.03		2.45	2.48	(0.12)	(1.11)	(1.23)
2007 - C	29.78	0.02		2.45	2.47	(0.13)	(1.11)	(1.24)
2007 - Institutional	32.48	0.42		2.66	3.08	(0.38)	(1.11)	(1.49)
2007 - Service	31.50	0.24		2.59	2.83	(0.24)	(1.11)	(1.35)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.04 per share and 0.33% of average net assets.
(d)	Annualized.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.03 per share and 0.13% of average net assets.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

$26.42	11.13%	$259,224	0.95	%(d)	1.20	%(d)	1.43	%(c)(d)	43%
24.75	10.67	11,429	1.70	(d)	1.95	(d)	0.71	(c)(d)	43
24.33	10.69	33,399	1.70	(d)	1.95	(d)	0.65	(c)(d)	43
27.06	11.35	37,711	0.55	(d)	0.80	(d)	1.79	(c)(d)	43
26.38	11.02	1,036	1.05	(d)	1.30	(d)	1.28	(c)(d)	43
26.21	11.25	200	0.70	(d)	0.95	(d)	1.46	(c)(d)	43
26.23	10.97	177	1.20	(d)	1.45	(d)	0.70	(c)(d)	43

24.21	9.83	278,353	0.95		1.19		1.28	(e)	46
22.59	9.05	13,170	1.70		1.94		0.56	(e)	46
22.25	9.00	32,665	1.70		1.94		0.52	(e)	46
24.82	10.20	33,581	0.55		0.79		1.76	(e)	46
24.14	9.74	962	1.05		1.29		1.19	(e)	46
24.08	10.09	105	0.70		0.94		1.57	(e)	46
23.98	9.53	29	1.20		1.44		1.03	(e)	46
22.32	14.67	301,843	0.95		1.18		1.12		47
20.82	13.76	18,663	1.70		1.93		0.39		47
20.54	13.84	34,942	1.70		1.93		0.37		47
22.89	15.10	115,177	0.55		0.78		1.54		47
22.25	14.50	1,273	1.05		1.28		1.10		47
22.21	15.00	8	0.70		0.93		1.37		47
22.11	14.35	48	1.20		1.43		0.88		47
19.75	6.57	328,575	0.95		1.19		1.75		136
18.43	5.83	25,269	1.70		1.94		1.14		136
18.21	5.82	37,716	1.70		1.94		0.99		136
20.25	7.04	153,872	0.55		0.79		2.14		136
19.66	6.50	2,117	1.05		1.29		1.68		136
19.65	6.83	7	0.70		0.94		1.93		136
19.63	6.39	50	1.20		1.44		0.89		136

19.02	(23.83)	384,949	0.95	(d)	1.22	(d)	1.16	(d)	27
17.63	(23.94)	47,671	1.70	(d)	1.97	(d)	0.46	(d)	27
17.50	(23.95)	42,816	1.70	(d)	1.97	(d)	0.41	(d)	27
19.52	(23.78)	177,704	0.55	(d)	0.82	(d)	1.57	(d)	27
18.84	(23.85)	2,949	1.05	(d)	1.32	(d)	1.05	(d)	27
18.96	(23.79)	6	0.70	(d)	0.97	(d)	1.48	(d)	27
18.89	(23.86)	6	1.20	(d)	1.47	(d)	0.99	(d)	27

24.97	(15.39)	530,590	0.95		1.13		1.03		96
23.18	(16.04)	77,406	1.70		1.88		0.28		96
23.01	(16.01)	58,873	1.70		1.88		0.28		96
25.61	(15.09)	253,353	0.55		0.73		1.40		96
24.74	(15.43)	3,908	1.05		1.23		0.91		96
24.88	(14.61)	9	0.70	(d)	0.88	(d)	1.30	(d)	96
24.81	(14.89)	9	1.20	(d)	1.38	(d)	0.85	(d)	96
33.30	9.11	863,259	0.95		1.10		0.82		119
31.17	8.27	154,414	1.70		1.85		0.09		119
31.01	8.27	100,803	1.70		1.85		0.07		119
34.07	9.56	594,020	0.55		0.70		1.22		119
32.98	9.01	15,884	1.05		1.20		0.72		119

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements

April 30, 2012 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Balanced	A, B, C, Institutional and IR	Diversified
Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity and Structured U.S. Equity	A, B, C, Institutional, Service, IR and R	Diversified
Structured Small Cap Growth and Structured Small Cap Value	A, B, C, Institutional, IR and R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date.

Debt securities for which market quotations are readily available are valued on the basis of quotations supplied by dealers or furnished by an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value.

If quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

determining the Funds’ NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings. Significant events, which could also affect a single issuer, may include, but are not limited to corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades and bankruptcies.

B.  Investment Income and Investments — Investment income is comprised of interest income and dividend income, and is recorded net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date with realized gains and losses on sales calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Balanced and Structured Large Cap Value	Quarterly	Annually
Structured Large Cap Growth, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within unrealized gain (loss) on

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within realized gain (loss) on foreign currency transactions.

F.  Forward Foreign Currency Exchange Contracts — All forward foreign currency exchange contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Funds on a daily basis, and realized gains or losses are recorded on the settlement date of a contract.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk, and the overall risk at the portfolio level may be mitigated by any applicable related and offsetting transactions. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

G.  Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.

The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

H.  Mortgage-Backed and Asset-Backed Securities — The Balanced Fund may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.

The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security through maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains.

I.  Mortgage Dollar Rolls — The Balanced Fund may enter into mortgage dollar rolls (“dollar rolls”) in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

type, coupon and maturity) but not identical securities on a specified future date. The Fund treats dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.

During the settlement period between sale and repurchase, the Fund will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other counterparty.

J.  Options — When the Funds write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. Swaptions are options on swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying future, swap, security or currency transaction, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying future, swap, security or currency transaction, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the future, swap, security or currency transaction that the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under written option contracts.

Upon the purchase of a call option or a put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied voluntary parameters at specified terms. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying future, swap, security or currency transaction, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the future, swap, security or currency transaction which the Funds purchase upon exercise will be increased by the premium originally paid. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. Purchased over the counter options are subject to the risk that the counterparty may default on its obligations, which could result in a loss to the Funds.

K.  Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

L.   Structured Notes — The Funds may invest in structured notes, the values of which are based on the price movements of a reference security or index. Fluctuations in value are recorded as unrealized gain or loss. Interest income is recorded on the basis of

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

interest accrued, premium amortized and discount accreted. On the termination date, the Fund will receive a payment from the issuer based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss. Structured notes are subject to various risks including credit, issuer, liquidity and interest rate risks.

M.  Swap Contracts — Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds, are recorded as an asset and/or liability, and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, GSAM considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

The Balanced Fund may invest in the following types of swaps:

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

N.  Treasury Inflation Protected Securities — The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

O.  When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities that have been authorized, but not yet issued in the market. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

3. FAIR VALUE OF INVESTMENTS (continued)

The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of April 30, 2012:

BALANCED

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$73,628,162	$—	$—
Fixed Income
Corporate Obligations	—	10,412,393	—
Mortgage-Backed Obligations	—	21,871,264	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	11,408,831	1,571,068	—
Asset-Backed Securities	—	3,782,255	—
Foreign Debt Obligations	—	1,769,397	—
Government Guarantee Obligations	—	356,248	—
Municipal Debt Obligations	—	247,284	—
Structured Note	—	391,441	—
Short-term Investments	—	1,300,000	—
Securities Lending Reinvestment Vehicle	1,746,775	—	—
Total	$86,783,768	$41,701,350	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations – Forward Sales Contracts	$—	$(4,282,812)	$—

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$15,495	$—
Futures Contracts	203,898	—	—
Interest Rate Swap Contracts	—	4,869	—
Credit Default Swap Contracts	—	8,832	—
Total	$203,898	$29,196	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(6,719)	$—
Futures Contracts	(58,125)	—	—
Interest Rate Swap Contracts	—	(24,498)	—
Credit Default Swap Contracts	—	(19,102)	—
Total	$(58,125)	$(50,319)	$—

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

STRUCTURED LARGE CAP GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$627,787,313	$—	$—
Short-term Investments	—	13,600,000	—
Securities Lending Reinvestment Vehicle	3,116,750	—	—
Total	$630,904,063	$13,600,000	$—

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$140,100	$—	$—

STRUCTURED LARGE CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$526,303,092	$—	$—
Short-term Investments	—	11,600,000	—
Securities Lending Reinvestment Vehicle	2,926,400	—	—
Total	$529,229,492	$11,600,000	$—

Derivative Type	Level 1	Level 2	Level 3
Liabilities(a)
Futures Contracts	$(62,059)	$—	$—

STRUCTURED SMALL CAP EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$186,706,100	$—	$—
Short-term Investments	—	6,000,000	—
Securities Lending Reinvestment Vehicle	4,287,800	—	—
Total	$190,993,900	$6,000,000	$—

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$107,601	$—	$—

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

3. FAIR VALUE OF INVESTMENTS (continued)

STRUCTURED SMALL CAP GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$43,218,798	$—	$—
Short-term Investments	—	1,300,000	—
Securities Lending Reinvestment Vehicle	710,725	—	—
Total	$43,929,523	$1,300,000	$—

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$6,464	$—	$—

STRUCTURED SMALL CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$130,491,564	$—	$—
Investment Company	128,243	—	—
Short-term Investments	—	4,000,000	—
Securities Lending Reinvestment Vehicle	4,052,750	—	—
Total	$134,672,557	$4,000,000	$—

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$11,968	$—	$—

STRUCTURED U.S. EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$339,115,647	$—	$—
Short-term Investments	—	5,300,000	—
Securities Lending Reinvestment Vehicle	108,225	—	—
Total	$339,223,872	$5,300,000	$—

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$57,543	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

4. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and/or the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

During the six months ended April 30, 2012, the Funds entered into certain derivative contract types. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The following tables set forth, by certain risk types, the gross value of these derivative contracts for trading activities as of April 30, 2012. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Balanced Fund
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin	$201,593	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(82,623)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	8,832		Payable for unrealized loss on swap contracts	(19,102)	(b)
Equity	Unrealized gain on futures variation margin	7,174	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	15,495		Payable for unrealized loss on forward foreign currency exchange contracts	(6,719)
Total		$233,094			$(108,444)

Risk	Fund	Statement of Assets and Liabilities	Assets(a)	Liabilities(a)
Equity	Structured Large Cap Growth	Unrealized gain on futures variation margin	$140,100	$—
Equity	Structured Large Cap Value	Unrealized loss on futures variation margin	—	(62,059)
Equity	Structured Small Cap Equity	Unrealized gain on futures variation margin	107,601	—
Equity	Structured Small Cap Growth	Unrealized gain on futures variation margin	6,464	—
Equity	Structured Small Cap Value	Unrealized gain on futures variation margin	11,968	—
Equity	Structured U.S. Equity	Unrealized gain on futures variation margin	57,543	—

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $43,600 which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Balanced Fund
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts and swap contracts	$300,065	$36,860	142
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(62,147)	(7,477)	15
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	222,541	(37,048)	25
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(15,539)	26,747	4
Total		$444,920	$19,082	186

The following table represents gains (losses) which are included in “Net realized gain (loss) from futures contracts” and “Net change in unrealized gain (loss) on futures contracts” on the Statements of Operations.

Risk	Fund	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Structured Large Cap Growth	$2,070,574	$(261,893)	236
Equity	Structured Large Cap Value	1,956,511	(531,156)	142
Equity	Structured Small Cap Equity	1,037,925	(88,602)	55
Equity	Structured Small Cap Growth	141,531	(53,969)	11
Equity	Structured Small Cap Value	410,937	(175,186)	34
Equity	Structured U.S. Equity	386,967	(226,077)	86

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2012.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2012, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate*
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Balanced	0.65%	0.59%	0.56%	0.55%	0.54%	0.65%	0.55%
Structured Large Cap Growth	0.65	0.59	0.56	0.55	0.54	0.65	0.51
Structured Large Cap Value	0.60	0.54	0.51	0.50	0.49	0.60	0.51
Structured Small Cap Equity	0.85	0.85	0.77	0.73	0.72	0.85	0.81
Structured Small Cap Growth	0.85	0.85	0.77	0.73	0.72	0.85	0.81
Structured Small Cap Value	0.85	0.85	0.77	0.73	0.72	0.85	0.81
Structured U.S. Equity	0.65	0.59	0.56	0.55	0.54	0.65	0.51

*	GSAM has agreed to waive a portion of its management fee in order to achieve the effective net management rates above through February 28, 2013. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C CDSC. During the six months ended April 30, 2012, Goldman Sachs advised that it retained the following approximate amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Balanced	$14,600	$—	$—
Structured Large Cap Growth	2,600	—	—
Structured Large Cap Value	1,800	—	200
Structured Small Cap Equity	3,200	—	100
Structured Small Cap Growth	2,100	—	—
Structured Small Cap Value	2,100	—	—
Structured U.S. Equity	4,300	—	400

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and Shareholder Administration Plan. These plans allow service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.064% for the Balanced Fund and 0.004% for the remainder of the Funds. These Other Expense reimbursements will remain in place through February 28, 2013, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction in the Funds’ expenses.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2012, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

Fund	Management Fee Waivers	Custody Fee Credits		Other Expense Reimbursements	Total Expense Reductions
Balanced	$60	$—	*	$169	$229
Structured Large Cap Growth	416	—	*	204	620
Structured Large Cap Value	241	9		156	406
Structured Small Cap Equity	40	—	*	152	192
Structured Small Cap Growth	9	—	*	149	158
Structured Small Cap Value	26	—	*	147	173
Structured U.S. Equity	243	—	*	188	431

*	Amount is less than $500.

As of April 30, 2012, the amounts owed to affiliates of the Funds were as follows (in thousands):

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Balanced	$56	$34	$18	$108
Structured Large Cap Growth	270	49	44	363
Structured Large Cap Value	246	39	36	321
Structured Small Cap Equity	131	26	17	174
Structured Small Cap Growth	30	13	6	49
Structured Small Cap Value	89	46	20	155
Structured U.S. Equity	146	92	50	288

G.  Line of Credit Facility — As of April 30, 2012, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2012, the Funds did not have any borrowings under the facility. Effective May 8, 2012, the amount available through the facility increased to $630,000,000.

H.  Other Transactions with Affiliates — For the six months ended April 30, 2012, Goldman Sachs earned approximately $2,900, $7,600, $5,100, $3,700, $100, $300 and $2,900 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Funds, respectively.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of April 30, 2012, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Equity Growth Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio
Structured Large Cap Growth	8%	—%	12%	23%	24%
Structured Large Cap Value	8	—	13	22	25
Structured Small Cap Equity	6	10	5	13	13

As of April 30, 2012, Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of 5% or more of outstanding Class IR and Class R Shares of the following Funds:

Fund	Class IR	Class R
Structured Large Cap Growth	—%	32%
Structured Large Cap Value	11	78
Structured Small Cap Growth	8	44
Structured U.S. Equity	—	5

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2012, were as follows:

Fund	Purchases	Sales and Maturities
Balanced*	$175,559,703	$176,095,332
Structured Large Cap Growth	334,484,271	325,952,256
Structured Large Cap Value	238,834,907	271,499,813
Structured Small Cap Equity	104,659,322	103,813,514
Structured Small Cap Growth	16,397,913	16,875,325
Structured Small Cap Value	33,927,559	37,749,385
Structured U.S. Equity	148,546,871	193,432,556

*	Included in these amounts are the cost of purchases and proceeds from sales and maturities of U.S. Government and agency obligations in the amounts of $130,334,753 and $123,953,776, respectively.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a separate series of the Trust. The Money Market Fund, deemed an affiliate of the Trust, is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended April 30, 2012, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months Ended April 30, 2012		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of April 30, 2012
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Balanced	$1,396	$6,278	$890,350
Structured Large Cap Growth	5,849	35,860	1,586,250
Structured Large Cap Value	2,060	6,065	—
Structured Small Cap Equity	1,946	3,082	187,500
Structured Small Cap Growth	1,687	7,087	103,350
Structured Small Cap Value	3,367	4,139	937,800
Structured U.S. Equity	2,065	11,754	—

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Money Market Fund for the six months ended April 30, 2012 (in thousands):

Fund	Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period
Balanced	1,047	7,179	(6,479)	1,747	$1,747
Structured Large Cap Growth	5,475	28,896	(31,254)	3,117	3,117
Structured Large Cap Value	3,116	12,939	(13,129)	2,926	2,926
Structured Small Cap Equity	9,717	17,219	(22,648)	4,288	4,288
Structured Small Cap Growth	2,142	4,513	(5,944)	711	711
Structured Small Cap Value	6,141	14,704	(16,792)	4,053	4,053
Structured U.S. Equity	1,728	4,386	(6,006)	108	108

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2011, the Funds’ capital loss carryovers and certain timing differences, on a tax basis were as follows:

	Balanced	Structured Large Cap Growth	Structured Large Cap Value	Structured Small Cap Equity	Structured Small Cap Growth	Structured Small Cap Value	Structured U.S. Equity
Capital loss carryovers:(1)
Expiring 2016	$—	$(242,849,964)	$(207,558,819)	$(49,521,182)	$(3,583,472)	$(20,304,308)	$(13,532,334)
Expiring 2017	—	(340,520,322)	(382,249,557)	(163,876,125)	(9,368,246)	(40,600,516)	(197,412,911)
Expiring 2018	(6,866,217)	—	—	—	—	—	—
Total capital loss carryovers	$(6,866,217)	$(583,370,286)	$(589,808,376)	$(213,397,307)	$(12,951,718)	$(60,904,824)	$(210,945,245)
Timing differences (Straddle Loss Deferral)	$(10,766)	$—	$—	$—	$—	$—	$—
(1)	Expiration occurs on October 31 of the year indicated. Utilization of these losses may be limited under the Code.

As of April 30, 2012, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Balanced	Structured Large Cap Growth	Structured Large Cap Value	Structured Small Cap Equity	Structured Small Cap Growth	Structured Small Cap Value	Structured U.S. Equity
Tax Cost	$117,012,250	$542,655,879	$453,995,155	$160,684,189	$37,786,725	$114,999,679	$284,749,142
Gross unrealized gain	13,044,075	112,964,321	99,566,096	48,105,995	9,621,181	30,511,480	65,176,627
Gross unrealized loss	(1,571,207)	(11,116,137)	(12,731,759)	(11,796,284)	(2,178,383)	(6,838,602)	(5,401,897)
Net unrealized security gain	$11,472,868	$101,848,184	$86,834,337	$36,309,711	$7,442,798	$23,672,878	$59,774,730

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

8. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts, and differences related to the tax treatment of partnership investments and passive investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

New Accounting Pronouncements — In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective for interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. GSAM is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Funds’ financial statements.

In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Amendments to Disclosures about Offsetting Assets and Liabilities Requirements in U.S. GAAP and IFRSs, was issued and is effective for interim periods and annual periods beginning on or after January 1, 2013. The amendments are the result of the work by FASB and the International Accounting Standards Board to develop common requirements for disclosing information about offsetting and related arrangements. GSAM is currently evaluating the application of ASU 2011-11 and its impact, if any on the Funds’ financial statements.

Other Matters — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Funds currently rely on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Funds’ financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

12. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Fund

	For the Six Months Ended April 30, 2012 (Unaudited)		For the Fiscal Year Ended October 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	564,463	$11,060,779	977,089	$18,301,461
Reinvestment of distributions	47,541	936,766	130,893	2,444,783
Shares converted from Class B(a)	6,576	130,324	19,068	357,220
Shares redeemed	(841,993)	(16,423,372)	(2,107,633)	(39,797,519)
	(223,413)	(4,295,503)	(980,583)	(18,694,055)
Class B Shares
Shares sold	42,247	821,888	66,679	1,238,713
Reinvestment of distributions	1,950	38,155	5,917	109,541
Shares converted to Class A(a)	(6,627)	(130,324)	(19,223)	(357,220)
Shares redeemed	(58,005)	(1,119,997)	(159,941)	(2,989,824)
	(20,435)	(390,278)	(106,568)	(1,998,790)
Class C Shares
Shares sold	114,565	2,240,117	167,492	3,139,752
Reinvestment of distributions	2,746	53,651	5,721	105,680
Shares redeemed	(61,119)	(1,185,583)	(103,947)	(1,939,654)
	56,192	1,108,185	69,266	1,305,778
Institutional Shares
Shares sold	163,491	3,297,340	279,068	5,450,567
Reinvestment of distributions	3,522	70,640	5,943	112,739
Shares redeemed	(35,977)	(719,521)	(100,550)	(1,938,916)
	131,036	2,648,459	184,461	3,624,390
Class IR Shares
Shares sold	95,401	1,838,190	10,349	199,753
Reinvestment of distributions	876	17,700	143	2,731
Shares redeemed	(25,105)	(511,622)	(1,360)	(26,779)
	71,172	1,344,268	9,132	175,705
NET INCREASE (DECREASE)	14,552	$415,131	(824,292)	$(15,586,972)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Large Cap Growth Fund

	For the Six Months Ended April 30, 2012 (Unaudited)		For the Fiscal Year Ended October 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,895,945	$24,803,366	5,171,459	$63,547,790
Reinvestment of distributions	123,037	1,535,500	128,552	1,528,481
Shares converted from Class B(a)	59,052	775,023	100,200	1,225,033
Shares redeemed	(2,251,158)	(29,668,042)	(6,008,242)	(74,779,859)
	(173,124)	(2,554,153)	(608,031)	(8,478,555)
Class B Shares
Shares sold	2,613	30,190	20,495	236,030
Reinvestment of distributions	1,254	14,506	3,523	38,790
Shares converted to Class A(a)	(63,808)	(775,023)	(108,540)	(1,225,033)
Shares redeemed	(56,958)	(696,625)	(166,968)	(1,910,769)
	(116,899)	(1,426,952)	(251,490)	(2,860,982)
Class C Shares
Shares sold	48,069	586,519	61,321	698,260
Reinvestment of distributions	4,318	49,745	6,411	70,455
Shares redeemed	(120,462)	(1,483,148)	(217,386)	(2,487,922)
	(68,075)	(846,884)	(149,654)	(1,719,207)
Institutional Shares
Shares sold	6,105,135	81,462,113	16,722,074	204,119,512
Reinvestment of distributions	436,080	5,590,540	430,655	5,253,989
Shares redeemed	(5,271,279)	(71,436,016)	(17,475,558)	(223,640,962)
	1,269,936	15,616,637	(322,829)	(14,267,461)
Service Shares
Shares sold	3,275	41,831	86,260	1,069,002
Reinvestment of distributions	—	—	68	796
Shares redeemed	(2,497)	(34,652)	(13,940)	(165,639)
	778	7,179	72,388	904,159
Class IR Shares
Shares sold	22,673	318,423	2,897	34,044
Reinvestment of distributions	54	670	9	117
Shares redeemed	(684)	(9,081)	(1)	(17)
	22,043	310,012	2,905	34,144
Class R Shares
Shares sold	389	5,200	693	8,228
Reinvestment of distributions	8	98	45	532
Shares redeemed	(231)	(3,120)	(3,776)	(45,187)
	166	2,178	(3,038)	(36,427)
NET INCREASE (DECREASE)	934,825	$11,108,017	(1,259,749)	$(26,424,329)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Large Cap Value Fund

	For the Six Months Ended April 30, 2012 (Unaudited)		For the Fiscal Year Ended October 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,571,031	$16,479,857	5,574,688	$56,866,197
Reinvestment of distributions	92,330	960,054	200,833	2,044,055
Shares converted from Class B(a)	2,564	26,227	11,149	114,593
Shares redeemed	(2,855,291)	(30,443,039)	(7,536,071)	(77,141,341)
	(1,189,366)	(12,976,901)	(1,749,401)	(18,116,496)
Class B Shares
Shares sold	1,657	17,802	8,033	81,320
Reinvestment of distributions	632	6,397	1,268	12,665
Shares converted to Class A(a)	(2,575)	(26,227)	(11,213)	(114,593)
Shares redeemed	(25,820)	(270,926)	(67,966)	(684,505)
	(26,106)	(272,954)	(69,878)	(705,113)
Class C Shares
Shares sold	121,669	1,271,923	262,559	2,675,408
Reinvestment of distributions	4,665	47,165	8,045	80,471
Shares redeemed	(234,935)	(2,466,737)	(361,352)	(3,667,874)
	(108,601)	(1,147,649)	(90,748)	(911,995)
Institutional Shares
Shares sold	4,434,552	44,725,855	17,787,522	174,975,317
Reinvestment of distributions	329,243	3,449,751	690,184	7,027,231
Shares redeemed	(7,532,509)	(80,850,492)	(20,876,911)	(214,956,156)
	(2,768,714)	(32,674,886)	(2,399,205)	(32,953,608)
Service Shares
Shares sold	118,174	1,237,780	288,598	2,991,294
Reinvestment of distributions	4,752	49,221	8,886	90,444
Shares redeemed	(382,593)	(4,213,672)	(239,159)	(2,448,951)
	(259,667)	(2,926,671)	58,325	632,787
Class IR Shares
Shares sold	1,406	15,136	5,646	54,568
Reinvestment of distributions	62	647	53	525
Shares redeemed	(482)	(5,144)	(772)	(7,070)
	986	10,639	4,927	48,023
Class R Shares
Shares sold	59	623	2,901	31,381
Reinvestment of distributions	6	61	61	626
Shares redeemed	—	—	(6,941)	(65,642)
	65	684	(3,979)	(33,635)
NET DECREASE	(4,351,403)	$(49,987,738)	(4,249,959)	$(52,040,037)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Small Cap Equity Fund

	For the Six Months Ended April 30, 2012 (Unaudited)		For the Fiscal Year Ended October 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,113,158	$13,543,482	2,420,425	$28,274,643
Reinvestment of distributions	41,276	495,313	56,590	668,893
Shares converted from Class B(a)	14,807	182,463	14,773	176,691
Shares redeemed	(1,433,661)	(18,307,611)	(6,637,260)	(81,471,268)
	(264,420)	(4,086,353)	(4,145,472)	(52,351,041)
Class B Shares
Shares sold	5,984	63,888	2,354	26,229
Reinvestment of distributions	18	201	—	—
Shares converted to Class A(a)	(16,447)	(182,463)	(16,457)	(176,691)
Shares redeemed	(22,768)	(252,078)	(70,706)	(755,930)
	(33,213)	(370,452)	(84,809)	(906,392)
Class C Shares
Shares sold	88,216	992,092	326,166	3,580,701
Reinvestment of distributions	2,518	27,214	660	7,047
Shares redeemed	(232,006)	(2,594,677)	(497,454)	(5,307,932)
	(141,272)	(1,575,371)	(170,628)	(1,720,184)
Institutional Shares
Shares sold	3,711,907	45,061,859	1,350,084	17,056,278
Reinvestment of distributions	86,558	1,074,181	184,734	2,261,145
Shares redeemed	(3,135,067)	(42,358,125)	(15,873,851)	(200,081,121)
	663,398	3,777,915	(14,339,033)	(180,763,698)
Service Shares
Shares sold	73,631	937,881	42,206	515,128
Reinvestment of distributions	676	8,024	402	4,710
Shares redeemed	(56,941)	(733,213)	(45,237)	(539,699)
	17,366	212,692	(2,629)	(19,861)
Class IR Shares
Shares sold	32,906	409,697	442,921	5,707,325
Reinvestment of distributions	5,696	67,613	28	328
Shares redeemed	(30,679)	(385,330)	(32,809)	(402,474)
	7,923	91,980	410,140	5,305,179
Class R Shares
Shares sold	7,605	98,688	10,833	131,027
Reinvestment of distributions	129	1,539	87	1,017
Shares redeemed	(3,516)	(46,397)	(10,586)	(129,527)
	4,218	53,830	334	2,517
NET INCREASE (DECREASE)	254,000	$(1,895,759)	(18,332,097)	$(230,453,480)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Small Cap Growth Fund

	For the Six Months Ended April 30, 2012 (Unaudited)		For the Fiscal Year Ended October 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	84,581	$1,886,082	228,626	$4,826,159
Shares converted from Class B(a)	26,799	598,276	59,313	1,236,375
Shares redeemed	(137,634)	(3,055,037)	(333,176)	(7,005,445)
	(26,254)	(570,679)	(45,237)	(942,911)
Class B Shares
Shares sold	6,123	114,210	10,682	199,185
Shares converted to Class A(a)	(31,302)	(598,276)	(68,874)	(1,236,375)
Shares redeemed	(24,426)	(463,339)	(80,532)	(1,469,009)
	(49,605)	(947,405)	(138,724)	(2,506,199)
Class C Shares
Shares sold	36,103	688,288	44,332	815,150
Shares redeemed	(41,377)	(794,567)	(88,782)	(1,615,191)
	(5,274)	(106,279)	(44,450)	(800,041)
Institutional Shares
Shares sold	20,367	510,908	40,942	956,437
Shares redeemed	(23,014)	(564,943)	(21,884)	(502,885)
	(2,647)	(54,035)	19,058	453,552
Class IR Shares
Shares sold	32,927	699,872	48,863	1,029,008
Shares redeemed	(27,924)	(645,744)	(47,609)	(1,058,987)
	5,003	54,128	1,254	(29,979)
Class R Shares
Shares sold	263	5,537	72	1,504
Shares redeemed	(2)	(35)	(1,733)	(38,919)
	261	5,502	(1,661)	(37,415)
NET DECREASE	(78,516)	$(1,618,768)	(209,760)	$(3,862,993)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Small Cap Value Fund

	For the Six Months Ended April 30, 2012 (Unaudited)		For the Fiscal Year Ended October 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	134,904	$3,712,476	261,255	$6,994,852
Reinvestment of distributions	17,092	447,824	22,232	581,502
Shares converted from Class B(a)	61,859	1,698,174	129,760	3,401,680
Shares redeemed	(346,065)	(9,504,937)	(922,202)	(24,576,768)
	(132,210)	(3,646,463)	(508,955)	(13,598,734)
Class B Shares
Shares sold	6,706	128,698	8,465	161,701
Reinvestment of distributions	—	—	1,160	21,735
Shares converted to Class A(a)	(88,352)	(1,698,174)	(185,179)	(3,401,680)
Shares redeemed	(83,150)	(1,586,081)	(220,227)	(4,098,351)
	(164,796)	(3,155,557)	(395,781)	(7,316,595)
Class C Shares
Shares sold	16,925	368,024	58,894	1,246,603
Reinvestment of distributions	—	—	1,167	24,613
Shares redeemed	(94,593)	(2,050,413)	(271,094)	(5,771,021)
	(77,668)	(1,682,389)	(211,033)	(4,499,805)
Institutional Shares
Shares sold	87,414	3,045,788	45,649	1,508,203
Reinvestment of distributions	682	22,071	287	9,255
Shares redeemed	(16,534)	(557,597)	(22,040)	(715,375)
	71,562	2,510,262	23,896	802,083
Class IR Shares
Shares sold	7,527	202,732	7,735	194,177
Reinvestment of distributions	73	1,923	11	272
Shares redeemed	(4,769)	(136,162)	(448)	(11,197)
	2,831	68,493	7,298	183,252
Class R Shares
Shares sold	10,053	276,960	6,430	175,858
Reinvestment of distributions	47	1,228	21	543
Shares redeemed	(1,274)	(35,788)	(3,294)	(82,223)
	8,826	242,400	3,157	94,178
NET DECREASE	(291,455)	$(5,663,254)	(1,081,418)	$(24,335,621)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured U.S. Equity Fund

	For the Six Months Ended April 30, 2012 (Unaudited)		For the Fiscal Year Ended October 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	343,400	$8,482,278	1,727,140	$40,324,090
Reinvestment of distributions	191,540	4,577,800	154,948	3,529,730
Shares converted from Class B(a)	44,264	1,111,219	103,415	2,438,689
Shares redeemed	(2,263,617)	(56,034,152)	(4,011,205)	(96,058,718)
	(1,684,413)	(41,862,855)	(2,025,702)	(49,766,209)
Class B Shares
Shares sold	3,642	82,531	12,767	290,454
Reinvestment of distributions	5,025	112,843	3,927	84,033
Shares converted to Class A(a)	(47,150)	(1,111,219)	(110,428)	(2,438,689)
Shares redeemed	(82,896)	(1,930,764)	(219,410)	(4,876,307)
	(121,379)	(2,846,609)	(313,144)	(6,940,509)
Class C Shares
Shares sold	61,207	1,408,937	162,204	3,551,276
Reinvestment of distributions	15,990	353,074	9,199	193,917
Shares redeemed	(172,620)	(3,988,249)	(404,771)	(9,002,344)
	(95,423)	(2,226,238)	(233,368)	(5,257,151)
Institutional Shares
Shares sold	192,642	5,123,241	774,981	19,248,327
Reinvestment of distributions	26,618	650,815	79,450	1,850,388
Shares redeemed	(178,497)	(4,452,872)	(4,533,739)	(108,665,711)
	40,763	1,321,184	(3,679,308)	(87,566,996)
Service Shares
Shares sold	1,910	46,914	5,091	122,573
Reinvestment of distributions	344	8,222	304	6,924
Shares redeemed	(2,876)	(67,965)	(22,751)	(519,342)
	(622)	(12,829)	(17,356)	(389,845)
Class IR Shares
Shares sold	4,552	113,456	4,742	107,269
Reinvestment of distributions	71	1,686	6	125
Shares redeemed	(1,361)	(31,113)	(734)	(16,013)
	3,262	84,029	4,014	91,381
Class R Shares
Shares sold	5,618	136,682	196	4,663
Reinvestment of distributions	18	426	22	494
Shares redeemed	(108)	(2,864)	(1,192)	(27,964)
	5,528	134,244	(974)	(22,807)
NET DECREASE	(1,852,284)	$(45,409,074)	(6,265,838)	$(149,852,136)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Fund Expenses — Six Month Period Ended April 30, 2012 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2011 through April 30, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Fund				Structured Large Cap Growth Fund				Structured Large Cap Value Fund				Structured Small Cap Equity Fund
Share Class	Beginning Account Value 11/1/11	Ending Account Value 4/30/12		Expenses Paid for the 6 Months Ended 4/30/12*	Beginning Account Value 11/1/11	Ending Account Value 4/30/12		Expenses Paid for the 6 Months Ended 4/30/12*	Beginning Account Value 11/1/11	Ending Account Value 4/30/12		Expenses Paid for the 6 Months Ended 4/30/12*	Beginning Account Value 11/1/11	Ending Account Value 4/30/12		Expenses Paid for the 6 Months Ended 4/30/12*
Class A
Actual	$1,000.00	$1,081.50		$5.43	$1,000.00	$1,125.70		$5.02	$1,000.00	$1,103.40		$4.97	$1,000.00	$1,094.00		$6.51
Hypothetical 5% return	1,000.00	1,019.64	+	5.27	1,000.00	1,020.14	+	4.77	1,000.00	1,020.14	+	4.77	1,000.00	1,018.65	+	6.27
Class B
Actual	1,000.00	1,077.60		9.30	1,000.00	1,122.20		8.97	1,000.00	1,100.30		8.88	1,000.00	1,091.10		10.40
Hypothetical 5% return	1,000.00	1,015.91	+	9.02	1,000.00	1,016.41	+	8.52	1,000.00	1,016.41	+	8.52	1,000.00	1,014.92	+	10.02
Class C
Actual	1,000.00	1,077.50		9.30	1,000.00	1,121.90		8.97	1,000.00	1,100.60		8.88	1,000.00	1,090.40		10.39
Hypothetical 5% return	1,000.00	1,015.91	+	9.02	1,000.00	1,016.41	+	8.52	1,000.00	1,016.41	+	8.52	1,000.00	1,014.92	+	10.02
Institutional
Actual	1,000.00	1,083.90		3.37	1,000.00	1,129.10		2.91	1,000.00	1,106.70		2.88	1,000.00	1,096.50		4.43
Hypothetical 5% return	1,000.00	1,021.63	+	3.27	1,000.00	1,022.13	+	2.77	1,000.00	1,022.13	+	2.77	1,000.00	1,020.64	+	4.27
Service
Actual	N/A	N/A		N/A	1,000.00	1,126.30		5.55	1,000.00	1,103.50		5.49	1,000.00	1,093.50		7.03
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.64	+	5.27	1,000.00	1,019.64	+	5.27	1,000.00	1,018.15	+	6.77
Class IR
Actual	1,000.00	1,082.90		4.14	1,000.00	1,127.60		3.70	1,000.00	1,105.00		3.66	1,000.00	1,095.60		5.21
Hypothetical 5% return	1,000.00	1,020.89	+	4.02	1,000.00	1,021.38	+	3.52	1,000.00	1,021.38	+	3.52	1,000.00	1,019.89	+	5.02
Class R
Actual	N/A	N/A		N/A	1,000.00	1,125.30		6.34	1,000.00	1,101.90		6.27	1,000.00	1,092.30		7.80
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1.018.90	+	6.02	1,000.00	1,018.90	+	6.02	1,000.00	1,017.40	+	7.52

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Fund Expenses — Six Month Period Ended April 30, 2012 (Unaudited) (continued)

	Structured Small Cap Growth Fund				Structured Small Cap Value Fund				Structured U.S. Equity Fund
Share Class	Beginning Account Value 11/1/11	Ending Account Value 4/30/12		Expenses Paid for the 6 Months Ended 4/30/12*	Beginning Account Value 11/1/11	Ending Account Value 4/30/12		Expenses Paid for the 6 Months Ended 4/30/12*	Beginning Account Value 11/1/11	Ending Account Value 4/30/12		Expenses Paid for the 6 Months Ended 4/30/12*
Class A
Actual	$1,000.00	$1,092.40		$6.50	$1,000.00	$1,086.00		$6.48	$1,000.00	$1,111.30		$4.99
Hypothetical 5% return	1,000.00	1,018.65	+	6.27	1,000.00	1,018.65	+	6.27	1,000.00	1,020.14	+	4.77
Class B
Actual	1,000.00	1,087.90		10.38	1,000.00	1,081.50		10.35	1,000.00	1,106.70		8.90
Hypothetical 5% return	1,000.00	1,014.92	+	10.02	1,000.00	1,014.92	+	10.02	1,000.00	1,016.41	+	8.52
Class C
Actual	1,000.00	1,088.30		10.38	1,000.00	1,081.80		10.35	1,000.00	1,106.90		8.91
Hypothetical 5% return	1,000.00	1,014.92	+	10.02	1,000.00	1,014.92	+	10.02	1,000.00	1,016.41	+	8.52
Institutional
Actual	1,000.00	1,094.50		4.43	1,000.00	1,087.90		4.41	1,000.00	1,113.50		2.89
Hypothetical 5% return	1,000.00	1,020.64	+	4.27	1,000.00	1,020.64	+	4.27	1,000.00	1,022.13	+	2.77
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,110.20		5.51
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,019.64	+	5.27
Class IR
Actual	1,000.00	1,093.50		5.21	1,000.00	1,087.00		5.19	1,000.00	1,112.50		3.68
Hypothetical 5% return	1,000.00	1,019.89	+	5.02	1,000.00	1,019.89	+	5.02	1,000.00	1,021.38	+	3.52
Class R
Actual	1,000.00	1,091.00		7.80	1,000.00	1,084.60		7.77	1,000.00	1,109.70		6.29
Hypothetical 5% return	1,000.00	1,017.40	+	7.52	1,000.00	1,017.40	+	7.52	1,000.00	1,018.90	+	6.02

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Balanced	1.05%	1.80%	1.80%	0.65%	N/A	0.80%	N/A
Structured Large Cap Growth	0.95	1.70	1.70	0.55	1.05%	0.70	1.20%
Structured Large Cap Value	0.95	1.70	1.70	0.55	1.05	0.70	1.20
Structured Small Cap Equity	1.25	2.00	2.00	0.85	1.35	1.00	1.50
Structured Small Cap Growth	1.25	2.00	2.00	0.85	N/A	1.00	1.50
Structured Small Cap Value	1.25	2.00	2.00	0.85	N/A	1.00	1.50
Structured U.S. Equity	0.95	1.70	1.70	0.55	1.05	0.70	1.20

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With $702.0 billion in assets under management as of March 31, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates. Additionally, GSAM ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market2

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	Ultra-Short Duration Govt. Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund

Structured Equity

■	Balanced Fund
■	Structured Small Cap Equity Fund
■	Structured U.S. Equity Fund
■	Structured Small Cap Growth Fund
■	Structured Large Cap Growth Fund
■	Structured Large Cap Value Fund
■	Structured Small Cap Value Fund
■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund
■	Structured International Small Cap Fund
■	Structured International Equity Fund
■	Structured Emerging Markets Equity Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	Brazil Equity Fund
■	China Equity Fund
■	Korea Equity Fund
■	India Equity Fund

Select Satellite3

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund

Total Portfolio Solutions3

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Income Strategies Portfolio
■	Satellite Strategies Portfolio
■	Retirement Strategies Portfolios
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]Ranking

for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions&Investments, June 2011.

2An

investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[3]Individual

Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Peter V. Bonanno, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LoRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO.	GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Distributor and Transfer Agent	Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of April 30, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2012 Goldman Sachs. All rights reserved. 75690.MF.MED.TMPL/6/2012 STDOMSAR12/60K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 26, 2012

By:	/s/ George F. Travers
George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	June 25, 2012